As filed with the Securities and Exchange Commission on August 14, 2026

1940 Act File No. 811-24169

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No.__	☐

FELICITAS INCOME FUND

(Exact Name of Registrant as Specified in Charter)

c/o UMB Fund Services, Inc.

235 West Galena Street
Milwaukee, WI 53212

(Address of Principal Executive Offices)

(414) 299-2000

(Registrant’s Telephone Number)

Ann Maurer

235 West Galena Street
Milwaukee, WI 53212

(Name and Address of Agent for Service)

Copy to:

Joshua B. Deringer, Esq.

Faegre Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103-6996

215-988-2700

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

This Registration Statement on Form N-2 has been filed by the Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). However, shares of beneficial interest (“Shares”) of the Registrant are not being registered under the Securities Act of 1933, as amended (the “Securities Act”) because such Shares will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act. Investments in the Registrant may only be made by natural persons or entities that are “accredited investors” within the meaning of Regulation D under the Securities Act.

FELICITAS INCOME FUND

PRIVATE PLACEMENT MEMORANDUM

August 14, 2026

Felicitas Income Fund (the “Fund”) is a newly organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company.

The Fund operates under an Agreement and Declaration of Trust dated March 5, 2026 (the “Declaration of Trust”). Felicitas Global Partners, LLC serves as investment adviser to the Fund (the “Adviser”). The Adviser is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Fund intends to operate and be treated as a regulated investment company for U.S. federal income tax purposes.

Investment Objective. The Fund’s investment objective is to preserve purchasing power while also delivering attractive and consistent growth of capital over a long-term horizon.

Investment Strategies.

The Fund intends to seek its investment objective through a portfolio of private credit investments (“private assets”). Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in such private assets (“80% Policy”). For purposes of this 80% Policy, private assets include: (i) investments in general or limited partnerships, funds, corporations, trusts, closed-end funds (including, without limitation, funds-of-funds) (together, “Investment Funds”) that are managed by independent investment managers (i.e., investment advisers unaffiliated with the Adviser) (each, an “Underlying Manager” and collectively, the “Underlying Managers”); (ii) secondary investments in Investment Funds managed by Underlying Managers; (iii) co-investment vehicles that invest alongside Investment Funds; and (iv) other direct investments in the debt of a company, which are not generally available to unaccredited investors (each, a “Direct Investment” and together with the Investment Funds, the “Investments”). Investment Funds will be limited to (i) private funds (e.g., exempt under Section 3(c)(1) or 3(c)(7) from registration under the Investment Company Act), or (ii) registered investment companies and non-traded business development companies that invest at least 80% of their assets in “private assets” that are only available to accredited investors. The Fund’s investments also will include direct investments in debt alongside private equity funds and firms, and the Fund may provide debt or preferred equity financing to other companies, institutions, funds, or fund managers. The Fund will invest primarily in Investment Funds and to a lesser extent in co-investments. The Fund may change the 80% Policy without shareholder approval upon at least 60 days’ prior written notice to its Shareholders (defined below).

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objectives will be achieved or that its investment program will be successful. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment. See “PRINCIPAL RISK FACTORS” BEGINNING ON PAGE 13.

The Fund offers a single class of shares of beneficial interest (the “Shares”). The Fund’s Shares will generally be offered as of the first business day of each calendar quarter or at such other times as may be determined by the Board of Trustees of the Fund, in each case subject to any applicable fees, as described herein. The Shares will be issued at net asset value (“NAV”) per Share. No holder of the Fund’s Shares (“Shareholder”) will have the right to require the Fund to redeem its Shares. This Private Placement Memorandum (the “Memorandum”) is not an offer to sell Shares and is not soliciting an offer to buy Shares in any state or jurisdiction where such offer or sale is not permitted.

Simultaneous with the commencement of the Fund’s operations (“Commencement of Operations”), Felicitas Debt Fund, LP (the “Predecessor Fund”), reorganized with and transferred substantially all its assets into the Fund. The Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Predecessor Fund. The investment adviser to the Predecessor Fund is the Adviser to the Fund. The Fund and the Predecessor Fund share the same portfolio manager.

This Memorandum concisely provides information that you should know about the Fund before investing. You are advised to read this Memorandum carefully and to retain it for future reference. Additional information about the Fund, including the Fund’s statement of additional information (the “SAI”), dated August [   ], has been filed with the SEC. You may request a free copy of this Memorandum, the SAI, annual and semi-annual reports, when available, and other information about the Fund, and make inquiries without charge by writing to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, by calling the Fund toll-free at (888) 884-8810 or by accessing the Adviser’s website at [●]. The information on the Adviser’s website is not incorporated by reference into this Memorandum and investors should not consider it a part of this Memorandum. The SAI is incorporated by reference into this Memorandum in its entirety. You may also obtain copies of the SAI, and the annual and semi-annual reports of the Fund, when available, as well as other information about the Fund on the SEC’s website at https://www.sec.gov. You may also email requests for these documents to publicinfo@sec.gov. The address of the SEC’s internet site is provided solely for the information of prospective investors and is not intended to be an active link.

Shares are speculative and illiquid investments involving substantial risk of loss.

•	The Fund has no operating history, and the Shares have no history of public trading.

•	The Fund does not intend to list the Shares on any securities exchange and the Fund does not expect a secondary market in the Shares to develop.

•	You should generally not expect to be able to sell your Shares (other than through the limited repurchase process), regardless of how the Fund performs.

•	You should consider that you may not have access to the money you invest for an indefinite period of time.

•	An investment in the Shares is not suitable for you if you need foreseeable access to the money you invest.

•	Because you will be unable to sell your Shares or have them repurchased immediately, you will find it difficult to reduce your exposure on a timely basis during a market downturn.

•	The Fund and any underlying Investment Funds may utilize borrowings and financial leverage and significant risks may be assumed as a result. See “Risk Factors - Leverage Risk.”

There are risks associated with the Fund’s distribution sources.

•	The amount of distributions that the Fund may pay, if any, is uncertain.

•	The Fund may pay distributions in a significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds, borrowings, and amounts from the Fund’s affiliates that are subject to repayment by investors.

The Fund's Shares have not been and will not be registered with the SEC under the Securities Act of 1933, as amended (the "1933 Act"), and are being offered and sold solely in private placement transactions in reliance on an exemption from registration under Section 4(a)(2) of the 1933 Act and Rule 506 of Regulation D promulgated thereunder.

Neither the SEC nor any state securities commission has determined whether this Memorandum is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities. Any representation to the contrary is a criminal offense.

You should not construe the contents of this Memorandum as legal, tax or financial advice. You should consult with your own professional advisers as to legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in this Memorandum and the SAI. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Memorandum is accurate as of any date other than the date shown below.

The date of this Memorandum is August 14, 2026

You should rely only on the information contained in this Memorandum. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of securities in any state where the offer is not permitted. You should not assume that the information provided by this Memorandum is accurate as of any date other than the date on the front of this Memorandum.

i

FUND SUMMARY

This is only a summary and does not contain all of the information that you should consider before investing in the Fund. Before investing in the Fund, you should carefully read the more detailed information appearing elsewhere in this Memorandum.

The Fund	Felicitas Income Fund (the “Fund”) is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940 (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund was organized as a Delaware trust on February 27, 2026. The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

Simultaneous with the commencement of the Fund’s operations (“Commencement of Operations”), Felicitas Debt Fund, LP (the “Predecessor Fund”), reorganized with and transferred substantially all its assets into the Fund. The Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that were, in all material respects, equivalent to those of the Predecessor Fund. The Adviser to the Predecessor Fund is the Adviser to the Fund. The Fund and the Predecessor Fund shared the same portfolio manager.

The Fund offers a single class of shares of beneficial interest (the “Shares”). The Fund may offer additional classes of shares in the future. The Fund intends to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), which generally requires that, at the end of each quarter: (1) at least 50% of the Fund’s total assets are invested in (i) cash and cash items (including receivables), Federal Government securities and securities of other regulated investment companies; and (ii) securities of separate issuers, each of which amounts to no more than 5% of the Fund’s total assets (and no more than 10% of the issuer’s outstanding voting shares), and (2) no more than 25% of the Fund’s total assets are invested in (i) securities (other than Federal Government securities or the securities of other regulated investment companies) of any one issuer; (ii) the securities (other than the securities of other regulated investment companies) of two or more issuers which the taxpayer controls and which are engaged in the same or similar trades or businesses; or (iii) the securities of one or more qualified publicly traded partnerships.

Investment Objective and Principal Strategies	The Fund’s investment objective is to preserve purchasing power while also delivering attractive and consistent growth of capital over a long term horizon. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful.

The Fund intends to seek its investment objective through a portfolio of private credit investments (“private assets”). Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in such private assets (“80% Policy”). For purposes of this 80% Policy, private assets include: (i) investments in general or limited partnerships, funds, corporations, trusts, closed-end funds (including, without limitation, funds-of-funds) (together, “Investment Funds”) that are managed by independent investment managers (i.e., investment advisers unaffiliated with the Adviser) (each, an “Underlying Manager” and collectively, the “Underlying Managers”); (ii) secondary investments in Investment Funds managed by Underlying Managers; (iii) co-investment vehicles that invest alongside Investment Funds; and (iv) other direct investments in the debt of a company, which are not generally available to unaccredited investors (each, a “Direct Investment” and together with the Investment Funds, the “Investments”). Investment Funds will be limited to (i) private funds (e.g., exempt under Section 3(c)(1) or 3(c)(7) from registration under the Investment Company Act), or (ii) registered investment companies and non-traded business development companies that invest at least 80% of their assets in “private assets” that are only available to accredited investors. The Fund’s investments also will include direct investments in debt alongside private equity funds and firms, and the Fund may provide debt or preferred equity financing to other companies, institutions, funds, or fund managers. The Fund will invest primarily in Investment Funds and to a lesser extent in co-investments. The Fund may change the 80% Policy without shareholder approval upon at least 60 days’ prior written notice its Shareholders (defined below).

The Fund is permitted to borrow money or issue debt securities in an amount up to 33⅓% of its total assets in accordance with the Investment Company Act. The Fund may establish a credit line to borrow money for a range of purposes, including meeting capital calls of existing underlying Investments or acquiring new Investments. The Fund will not undertake any ongoing, long-term, Fund-level borrowing. The Fund will engage in short-term borrowing (such as for purposes of meeting capital calls of existing underlying Investments or acquiring new Investments).

In addition, the Fund may make investments through one or more direct and indirect wholly-owned subsidiaries (each a “Subsidiary” and collectively the “Subsidiaries”). Such Subsidiaries will not be registered under the Investment Company Act; however, the Fund will wholly own and control any Subsidiary. The Board of Trustees of the Fund (the “Board” and the members thereof, “Trustees”) has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund’s role as sole direct or indirect shareholder of any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund will “look through” any such Subsidiary to determine compliance with its investment policies.

Underlying Managers may use leverage in their respective trading strategies, and Investment Funds may utilize bank and/or broker-provided financing to varying degrees. In addition, the low margin and collateral deposits required to trade certain financial instruments may permit a high degree of leverage. The degree of leverage that an Investment Fund may utilize may not be limited to any predetermined level but will be subject to applicable legal or bank or broker-imposed leverage limitations, to the extent applicable.

The Fund may, among other things, hold cash or invest in cash equivalents. Among the cash equivalents in which the Fund may invest are: obligations of the United States Government, its agencies or instrumentalities; commercial paper; and certificates of deposit and bankers’ acceptances issued by United States banks that are members of the Federal Deposit Insurance Corporation. The Fund may also enter into repurchase agreements and may purchase shares of money market mutual funds in accordance with applicable legal restrictions.

During temporary defensive periods, the Fund may deviate from its investment policies and objective. During such periods, the Fund may invest up to 100% of its total assets in cash or cash equivalents, including short- or intermediate-term U.S. Treasury securities, as well as other short-term investments, including high quality, short-term debt securities. There can be no assurance that such techniques will be successful. During such periods, the Fund may not achieve its investment objective.

It is expected that the Fund’s assets will not be fully invested at all times.

The Fund may co-invest alongside one or more other investment funds or investment vehicles managed, sponsored or advised by the Adviser or its affiliates. The Fund is subject to certain limitations relating to co-investments and joint transactions with affiliates, which, in certain circumstances, likely may limit the Fund’s ability to make investments or enter into other transactions alongside other clients. The Adviser has received an exemptive order from the Securities and Exchange Commission (the “SEC”) that permits the Fund to participate in certain negotiated investments (each, a “17(d) investment”) alongside affiliates of the Adviser (the “Order”). The Order is subject to certain terms and conditions, including (i) that a majority of the Trustees of the Board who have no financial interest in the 17(d) investment transaction and a majority of the Trustees of the Board who are not “interested persons,” as defined in the Investment Company Act, approve the 17(d) investment and (ii) that the price, terms and conditions of the 17(d) investment will be identical for each fund participating pursuant to the exemptive relief. The Fund could be limited in its ability to invest in certain investments in which the Adviser or any of its affiliates are investing or are invested.

The Adviser	Felicitas Global Partners, LLC serves as the investment adviser (the “Adviser”) of the Fund, including investment selection, initial and on-going due diligence of Underlying Managers and asset allocation. The Adviser provides day-to-day investment management services to the Fund. Its principal place of business is located at 65 N. Raymond Ave., Ste. 315, Pasadena, California 91103. The Adviser is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of March 31, 2026, the Adviser had approximately $838 million of assets under management.

The Fund intends to rely on the no-action relief provided by the Commodity Futures Trading Commission (“CFTC”). Pursuant to the relief, the Adviser is not required to register as a commodity pool operator with respect to the Fund, or rely on an exemption from registration, until the later of June 30, 2013 or six months from the date that revised guidance is issued on the application of the calculation of the de minimis thresholds to fund-of-funds operators. As of the date of the Memorandum, the CFTC has not yet proposed any guidance regarding the application of the de minimis thresholds to fund-of-funds operators. If the Fund and the Adviser with respect to the Fund become subject to CFTC regulation, the Fund may incur additional compliance, operational and other expenses.

The Administrator, Transfer Agent and Custodian	The Fund has retained UMB Fund Services, Inc. (the “Administrator”) to provide services for fund administration, fund accounting, tax regulation and compliance, transfer agent and record keeping, and custody administration services provided by the Administrator or its affiliates. UMB Bank, n.a. (the “Custodian”), an affiliate of the Administrator, serves as the primary custodian of the assets of the Fund and the escrow agent for the Fund. The Fund compensates the Administrator and Custodian for these services and reimburses the Administrator for certain of its out-of-pocket expenses.

Fees and Expenses	The Fund will also bear directly certain ongoing offering costs associated with the continuous offering of Shares, which will be expensed as they are incurred. Offering costs cannot be deducted by the Fund or the holders of the Fund’s Shares (the “Shareholders”).

On an ongoing basis, the Fund bears its own operating expenses (including, without limitation, its offering expenses not paid by the Adviser). A more detailed discussion of the Fund’s expenses can be found under “FUND EXPENSES.”

Investment Management Fee. The Fund pays the Adviser a management fee (the “Investment Management Fee”) in consideration of the advisory services provided by the Adviser to the Fund. The Fund pays the Adviser an annual rate of 0.75%, payable quarterly in arrears, based upon the Fund’s net assets as of quarter-end. The Investment Management Fee will be paid to the Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders.

[Expense Limitation and Reimbursement Agreement. The Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, costs and expenses associated with leverage, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization after commencement of Fund operations, financing fees and costs, and extraordinary expenses, such as litigation expenses) do not exceed 1.25% of the net assets of the Fund on an annualized basis (the “Expense Limit”) through [●]. Because taxes, costs and expenses associated with leverage, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization after commencement of Fund operations, financing fees and costs, and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed [●]%. The Expense Limitation and Reimbursement may not be terminated before [●] by the Adviser and thereafter may be terminated by the Fund or the Adviser upon 30 days’ written notice. Unless it is terminated, the Expense Limitation and Reimbursement Agreement automatically renews for consecutive one-year terms. For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in effect at the time of the Waiver and the Expense Limit in effect at the time of the repayment. The Expense Limitation Agreement may be terminated by the Board upon thirty days’ written notice to the Adviser. See “FUND EXPENSES.”]

Administration Fee. The Fund pays the Administrator an annual fee beginning at 0.08% of the Fund’s net assets and decreasing as assets reach certain levels. In addition, the Fund pays the Administrator its pro-rata share, based on combined assets under management, of an annual relationship-level base fee paid by all registered investment companies advised by the Adviser and serviced by the Administrator (together with the asset-based fee, the “Administration Fee”). This fee structure generally covers fund administration, fund accounting, tax regulation and compliance, transfer agent and record keeping, and custody administration services provided by the Administrator or its affiliates. The Administration Fee is paid to the Administrator out of the assets of the Fund, and therefore decreases the net profits or increases the net losses of the Fund. The Fund also reimburses the Administrator for certain out-of-pocket expenses incurred by the Administrator or its affiliates for services provided to the Fund. See “ADMINISTRATION”.

Fees of the Underlying Managers	As an investor in Investment Funds, the Fund indirectly bears asset-based fees and may indirectly bear performance-based fees or allocations charged by the Underlying Managers. Such fees and performance-based compensation are in addition to the fees that are charged by the Adviser to the Fund and allocated to the Fund. Generally, fees payable to Underlying Managers of Investment Funds will range from 1.00% to 2.00% (annualized) of the average net asset value (“NAV”) of the Fund’s investment. In addition, certain Underlying Managers of private Investment Funds (i.e., funds exempt from registration from registration under the Investment Company Act pursuant to Section 3(c)(1) or 3(c)(7)) charge an incentive allocation or fee generally ranging from 15% to 20% of an Investment Fund’s net profits, although it is possible that such ranges may be exceeded for certain Underlying Managers. An investor in the Fund bears a proportionate share of the expenses of the Fund.

The Offering	The minimum initial investment for Shares of the Fund is $25,000. However, the Fund, in its sole discretion, may accept investments below these minimums. See “PURCHASING SHARES”.

Shares will generally be offered for purchase as of the first day of each calendar quarter, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. Once a prospective investor’s purchase order is received, a confirmation is sent to the investor. Potential investors should send subscription funds by wire transfer pursuant to instructions provided to them by the Fund.

Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors. Pending any closing, funds received from prospective investors will be placed in an interest-bearing escrow account with the Custodian, UMB Bank, n.a., the Fund’s escrow agent. On the date of any closing, the balance in the escrow account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned on escrowed amounts will be credited to the Fund for the benefit of all Shareholders.

This Memorandum applies to the offering of Shares on a private placement basis to investors who are Accredited Investors and who satisfy the eligibility requirements. Subscriptions for purchases of Shares will generally be accepted as of the first business day of each quarter, or at such other times and/or more or less frequently as may be determined by the Board, in each case subject to any applicable sales charges and fees, as described herein. Shares will be issued at their current net asset value per Share. No Shareholder will have the right to require the Fund to redeem its Shares. Investments in the Fund may be made only by “Eligible Investors” as defined herein. See “INVESTOR QUALIFICATIONS.”

A prospective investor must submit a completed investor application on or prior to the acceptance date set by the Fund. The Fund reserves the right to reject, in its sole discretion, any request to purchase Shares in the Fund at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time at the Board’s discretion. Additional information regarding the subscription process is set forth under “PURCHASING SHARES.”

There is no sales charge imposed the Fund on the purchase of Shares. Your financial intermediary may impose additional charges when you purchase Shares of the Fund.

Investor Qualifications	Each prospective investor in the Fund will be required to certify that it is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The criteria for qualifying as an “accredited investor” are set forth in the investor application that must be completed by each prospective investor. Investors who meet such qualifications are referred to in this Memorandum as “Eligible Investors.” Existing Shareholders who request to purchase additional Shares (other than in connection with the DRIP (as defined below)) will be required to qualify as Eligible Investors and to complete an additional investor application prior to the additional purchase.

An investment in the Fund involves a considerable amount of risk. An Investor may lose some or all of its investment in the Fund. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to the Investor's investment objectives and personal situation and (ii) consider factors such as the Investor's personal net worth, income, age, risk tolerance and liquidity needs. The Fund is a highly illiquid investment. Investors have no right to require the Fund to redeem their Shares of the Fund. See “INVESTOR QUALIFICATIONS.”

The Initial Closing	It is anticipated that the initial closing will occur no later than October 1, 2026 (the “Initial Closing Date”). The purchase price of the Shares on the Initial Closing Date will $10 per Share. Thereafter, the purchase price Shares will be based on the NAV per Share as of the date such Shares are purchased. Fractions of Shares will be issued to one one-thousandth of a Share.

Distribution Policy

The Fund intends to make quarterly distributions to its Shareholders equal to 7% annually of the Fund’s NAV per Share (the “Level Distribution Policy”). This predetermined dividend rate may be modified by the Board from time to time and increased to the extent of the Fund’s investment company taxable income that it is required to distribute in order to maintain its status as a RIC.

If, for any distribution, investment company taxable income (which term includes net short-term capital gain), if any, and net tax-exempt income, if any, is less than the amount of this predetermined dividend rate, then assets of the Fund will be sold and the difference will generally be a tax-free return of capital from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as the remaining net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Payments in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the Shares. After such adjusted tax basis is reduced to zero, the payment would constitute capital gain (assuming the Shares are held as capital assets). This Level Distribution Policy may, under certain circumstances, have certain adverse consequences to the Fund and its Shareholders because it may result in a return of capital resulting in less of a Shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The Level Distribution Policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain.

The dividend distribution described above may result in the payment of approximately the same amount or percentage to the Fund’s Shareholders each period. Section 19(a) of the Investment Company Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the Shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. As required under the Investment Company Act, the Fund will provide a notice to Shareholders at the time of a payment or distribution when such does not consist solely of net income. Additionally, each payment will be accompanied by a written statement which discloses the source or sources of each payment. The IRS requires you to report these amounts, excluding returns of capital, (such amounts will be reported by the Fund to Shareholders on IRS Form 1099) on your income tax return for the year declared. The Fund will provide disclosures, with each payment, that estimates the percentages of the current and year-to-date payments that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize payments made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes. Nevertheless, persons who periodically receive the payments may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any payment from the Fund is net profit.

The Board reserves the right to change the Level Distribution Policy from time to time.

Dividend Reinvestment Plan	Each Shareholder whose Shares are registered in its own name will automatically be a participant under the Fund’s dividend reinvestment program (the “DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares priced at the then-current NAV unless such Shareholder, at any time, specifically elects to receive income dividends and/or capital gains distributions in cash. A Shareholder receiving Shares under the DRIP instead of cash distributions may still owe taxes and, because Fund Shares are generally illiquid, may need other sources of funds to pay any taxes due. The Fund reserves the right to cap the aggregate amount of any income dividends and/or capital gain distributions that are made in cash (rather than being reinvested) at a total amount of not less than 20% of the total amount distributed to Shareholders. In the event that Shareholders submit elections in aggregate to receive more than the cap amount of such a distribution in cash, any such cap amount will be pro-rated among those electing Shareholders. Inquiries concerning income dividends and/or capital gains distributions should be directed to the Fund’s Administrator, UMB Fund Services, Inc. at (877) 779-1999 or 235 West Galena Street, Milwaukee, WI 53212.

No Redemptions; Repurchase Offers	The Fund is not a liquid investment. No Shareholder will have the right to require the Fund to redeem its Shares. Beginning on or about the [●] quarter of 2027 (or such other or later date as the Board may determine), and at the sole discretion of the Board and provided that it is in the best interests of the Fund and Shareholders to do so, the Fund intends to, but is not obligated to, provide a limited degree of liquidity to the Shareholders by conducting repurchase offers generally quarterly on or about March 31, June 30, September 30 and December 31 of each year. See “TENDER OFFERS/OFFERS TO REPURCHASE.”

Any repurchases of Shares will be made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. However, no assurance can be given that repurchases will occur or that any Shares properly tendered will be repurchased by the Fund. In determining whether the Fund should offer to repurchase Shares from Shareholders of the Fund pursuant to repurchase requests, the Board may consider, among other things, the recommendation of the Adviser as well as a variety of other operational, business and economic factors.

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. An early repurchase fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund. See “TENDER OFFERS/REPURCHASES OF SHARES.”

Risk Factors	The Fund is subject to substantial risks - including market risks, strategy risks and risks associated with its Investments. While the Adviser will attempt to moderate any risks, there can be no assurance that the Fund’s investment activities will be successful or that the investors will not suffer losses. The Adviser may not have any control over the Underlying Managers and there can be no assurances that the Underlying Managers will manage their Investment Funds in a manner consistent with the Fund’s investment objective. Additionally, some Investment Funds may not be registered as investment companies under the Investment Company Act and, therefore, the Fund may not be entitled to the various protections afforded by the Investment Company Act with respect to its investments in those Investment Funds. There may also be certain conflicts of interest relevant to the management of the Fund, arising out of, among other things, activities of the Adviser and its affiliates and employees with respect to the management of accounts for other clients as well as the investment of proprietary assets. Prospective investors should review carefully the “PRINCIPAL RISK FACTORS” section of this Memorandum. An investment in the Fund should only be made by investors who understand the risks involved and who are able to withstand the loss of the entire amount invested.

Accordingly, the Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment. The Fund should be considered an illiquid investment. The Fund’s Shares are not traded on an active market and there is currently no secondary market for the Shares, nor does the Fund expect a secondary market in the Shares to develop. However, limited liquidity may be available through the quarterly repurchase offers described in this Memorandum. Past results of the Adviser, its principals, and the Fund are not indicative of future results. See “PRINCIPAL RISK FACTORS.”

Summary of Taxation	The Fund intends to elect to be treated and qualify as a RIC each year for federal income tax purposes. As a RIC, the Fund will generally not be subject to federal corporate income tax, provided that when it is a RIC, it distributes out substantially all of its income and realized gains each year. The Investment Funds may be subject to taxes, including withholding taxes, attributable to investments of the Investment Funds. U.S. investors in the Fund are not expected to be entitled to a foreign tax credit with respect to any of those taxes. See “TAXES.”

FUND FEES AND EXPENSES

The following tables describe the aggregate fees and expenses that the Fund expects to incur and that the Shareholders can expect to bear, either directly or indirectly, through the Fund’s investments. The purpose of the following table and the example below is to assist prospective investors in understanding the various fees and expenses that a Shareholder will bear, either directly or indirectly. The expenses shown in the table are based on estimated amounts for the current fiscal year. The Fund’s actual expenses may vary from the estimated expenses shown in the table. For a more complete description of the various fees and expenses of the Fund, see “INVESTMENT MANAGEMENT,” “ADMINISTRATION,” “FUND EXPENSES,” and “PURCHASING SHARES.”

SHAREHOLDER TRANSACTION EXPENSES:	Shares
Maximum Early Repurchase Fee (as a percentage of repurchased amount)(1)	2.00%
ANNUAL EXPENSES: (As a Percentage of Net Assets Attributable to Shares)
Investment Management Fee(2)	0.75%
Fees and Interest Payments on Borrowed Funds	0.05%
Acquired Fund Fees and Expenses(3)	1.65%
Other Expenses(4)	1.06%
Total Annual Expenses	3.51%
Less: Fee Waiver and Expense Reimbursements(5)	(0.56)%
Net Annual Expenses	2.95%

(1)	A 2.00% early repurchase fee payable to the Fund will be charged at any time prior to the day immediately preceding the one-year anniversary of a Shareholder’s purchase of the Shares (on a “first in-first out” basis). An early repurchase fee payable by a Shareholder may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Shareholder. See “TENDER OFFERS/REPURCHASES OF SHARES.”
(2)	For its provision of advisory services to the Fund, the Adviser receives an annual Investment Management Fee, payable quarterly in arrears, equal to 0.75% of the Fund’s net assets determined as of quarter-end. The Investment Management Fee will be paid to the Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders.
(3)	In addition to the Fund’s direct expenses, the Fund indirectly bears a pro-rata share of the expenses of the Investment Funds. Private Investment Funds generally charge, in addition to management fees calculated as a percentage of the average NAV of the Fund’s investment, performance-based fees generally from 15% to 20% of the net capital appreciation in the private Investment Fund’s investment for the year or other measurement period, subject to loss carryforward provisions, as set forth in the respective private Investment Funds’ offering documents. The Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year. In the future, these fees and expenses may be substantially higher or lower than reflected, because certain fees are based on the performance of the Investment Funds, which fluctuates over time. In addition, the Fund’s portfolio changes from time to time, which will result in different Acquired Fund Fees and Expenses.

(4)	Other Expenses are estimated for the Fund’s current fiscal year. “Other Expenses” include, among other things, professional fees and other expenses that the Fund will bear, including ongoing offering costs and fees and expenses of the Administrator, Transfer agent and Custodian.
(5)	[The Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, costs and expenses associated with leverage, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization after commencement of Fund operations, financing fees and costs, and extraordinary expenses, such as litigation expenses) do not exceed 1.25% of the net assets of the Fund on an annualized basis (the “Expense Limit”) through [●]. The Expense Limitation and Reimbursement may not be terminated before [●] by the Adviser and thereafter may be terminated by the Fund or the Adviser upon 30 days’ written notice. Unless it is terminated, the Expense Limitation and Reimbursement Agreement automatically renews for consecutive one-year terms. For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in effect at the time of the Waiver and the Expense Limit in effect at the time of the repayment.]

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at NAV and that the percentage amounts listed under annual expenses remain the same in the years shown (except that the example reflects the expense limitation for the one-year period and the first year of each additional period). The assumption in the hypothetical example of a 5% annual return is the same as that required by regulation of the SEC applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Shares.

EXAMPLE

	1 Year	3 Years	5 Years	10 Years
You Would Pay the Following Expenses Based on the Imposition of a $1,000 Investment in the Fund, Assuming a 5% Annual Return:
Shares	$30	$98	$168	$354

The example is based on the annual fees and expenses set out in the table above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the asset-based fees paid by the Fund.

FINANCIAL HIGHLIGHTS

The Fund is newly organized, and it has not commenced operations as of the date of this Memorandum. Therefore, there is no financial history for the Fund.

USE OF PROCEEDS

The proceeds from the sale of Shares, not including the Fund’s fees and expenses (including, without limitation, offering expenses), will be invested by the Fund in accordance with the Fund’s investment objective and strategies as soon as practicable, but in no event later than three months after receipt, and consistent with market conditions and the availability of suitable investments; proceeds held in cash may be used to meet operational needs, to provide for anticipated funding requirements with respect to Investment Funds, for temporary defensive purposes, or to maintain liquidity.

Delays in investing the Fund’s assets may occur, for example (i) because of the time typically required to complete private transactions (which may be considerable), (ii) because certain Investment Funds selected by the Adviser may provide infrequent opportunities to purchase their securities, or (iii) because a prospective Investment Fund fails to close.

Pending the investment of the proceeds of any offering or any other available funds pursuant to the Fund’s investment objective and strategies, a portion of such amounts, which may include a substantial portion of the proceeds of an offering, may be invested in short-term debt securities or money market funds. In addition, subject to applicable law, the Fund may maintain a portion of its assets in cash or short-term securities or money market funds to meet operational needs, to provide for anticipated funding requirements with respect to Investment Funds, for temporary defensive purposes, or to maintain liquidity. The Fund may be prevented from achieving its objective during any period in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

INVESTMENT OBJECTIVE AND STRATEGIES

INVESTMENT OBJECTIVE

The Fund’s investment objective is to preserve purchasing power while also delivering attractive and consistent growth of capital over a long-term horizon. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful.

The Fund’s investment objective is non-fundamental and may be changed by the Board without the approval of Shareholders.

INVESTMENT OVERVIEW

The Fund intends to seek its investment objective through a portfolio of private credit investments (“private assets”). Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in such private assets (“80% Policy”). For purposes of this 80% Policy, private assets include: (i) investments in general or limited partnerships, funds, corporations, trusts, closed-end funds (including, without limitation, funds-of-funds) (together, “Investment Funds”) that are managed by independent investment managers (i.e., investment advisers unaffiliated with the Advisers) (each, an “Underlying Manager” and collectively, the “Underlying Managers”); (ii) secondary investments in Investment Funds managed by Underlying Managers; (iii) co-investment vehicles that invest alongside Investment Funds; and (iv) other direct investments in the debt of a company, which are not generally available to unaccredited investors (each, a “Direct Investments, and together with the Investment Funds, the “Investments”). Investment Funds will be limited to (i) private funds (e.g., exempt under Section 3(c)(1) or 3(c)(7) from registration under the Investment Company Act), or (ii) registered investment companies and non-traded business development companies that invest at least 80% of their assets in “private assets” that are only available to accredited investors. The Fund’s investments also will include direct investments in debt alongside private equity funds and firms, and the Fund may provide debt or preferred equity financing to other companies, institutions, funds, or fund managers. The Fund will invest primarily in Investment Funds and to a lesser extent in co-investments. The Fund may change the 80% Policy without Shareholder approval upon at least 60 days’ prior written notice to Shareholders.

The Fund conducts thorough due diligence on each Investment Fund before investing. For primary commitments, the Fund evaluates, among other factors, the Investment Fund’s track record, investment team, the quality of its current portfolio, the projected return on the investment in the Investment Fund from, among other things, a MOIC and IRR perspective. For secondary commitments, the Fund evaluates, among other things, the entry valuation, the quality of the underlying assets and the sponsor of the Investment Fund, the structure of the security, projected MOIC and IRR and the expected transaction duration. For primary and secondary co-investments, the Fund will consider, among other things, the quality and financial metrics of the underlying asset(s) including revenue and EBITDA growth trends and leverage profile, the quality of the sponsor and its underwriting of the deal, the projected MOIC and IRR, and the Fund’s ability to access ongoing financial information about the underlying asset(s). For direct lending opportunities, the Fund considers, among other things, the seniority of its position in the capital structure, the various potential methods of repayment from any underlying collateral, the LTV and expected duration of the opportunity, and the expected overall projected MOIC and IRR.

The Fund is expected to have a broad portfolio of investments that will contain exposure to multiple sectors of the private markets and hundreds of underlying investments.

It is expected that the Fund’s assets will not be fully invested at all times.

The Fund’s success will depend on the Adviser’s ability to (a) identify Investment Funds for investment and determine the optimal allocations to such funds, (b) evaluate and process co-investments offered to the Fund, and (c) effectively source, underwrite, and execute on other Direct Investments and secondary investments generated from different channels that leverage the Adviser’s network.

The Fund has applied for exemptive relief from the U.S. Securities and Exchange Commission (“SEC”) that permits it to, among other things, co-invest with certain other persons, including certain affiliates of the Adviser and certain private funds managed by the Adviser and its affiliates, subject to certain terms and conditions.

USE OF LEVERAGE

The Fund may establish a credit line to engage in short-term borrowing for a range of purposes, including meeting capital calls of existing underlying Investments or acquiring new Investments. There is no assurance, however, that the Fund will be able to enter into a credit line or that it will be able to timely repay any borrowings under such credit line, which may result in the Fund incurring leverage on its portfolio investments from time to time. The Fund is responsible for the costs and expenses of the leverage it incurs. The Fund is permitted to borrow money or issue debt securities in an amount up to 33⅓% of its total assets in accordance with the Investment Company Act. The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the Shareholders and the terms of any borrowings may contain provisions that limit certain activities of the Fund. The Fund also may borrow money from banks or other lenders for temporary purposes in an amount not to exceed 5% of the Fund’s assets. Such temporary borrowings are not subject to the asset coverage requirements discussed above. See “PRINCIPAL RISK FACTORS - BORROWING, USE OF LEVERAGE.”

Effects of Leverage

Assuming the use of leverage in the amount of 3.24% of the Fund’s total assets and an annual interest rate on leverage of 7.85% payable on such leverage based on estimated market interest rates as of the date of this Memorandum, the additional income that the Fund must earn (net of estimated expenses related to leverage) in order to cover such interest payments is 0.25%. The Fund’s actual cost of leverage will be based on market interest rates at the time the Fund undertakes a leveraging strategy, and such actual cost of leverage may be higher or lower than that assumed in the previous example.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on total return on the Shares, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be. In other words, the Fund’s actual returns may be greater or less than those appearing in the table below. The table further reflects the use of leverage representing approximately 5% of the Fund’s assets after such issuance and the Fund’s currently projected annual interest rate of 7.85%. See “PRINCIPAL RISK FACTORS – GENERAL RISKS – BORROWING, USE OF LEVERAGE.” The table does not reflect any offering costs of Shares or leverage.

Assumed Portfolio Return (Net of Expenses)	-10.00%	-5.00%	0.00%	5.00%	10.00%
Corresponding Return to Shareholder	-10.12%	-5.08%	-0.05%	4.98%	10.01%

Total return is composed of two elements – the dividends on Shares paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the cost of leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As the table shows, leverage generally increases the return to Shareholders when portfolio return is greater than the costs of leverage and decreases return when the portfolio return is less than the costs of leverage.

INVESTMENT ALLOCATION METHODS

Below is an explanation as to the Fund’s various methods of allocating to private assets:

Primary Commitments

The Fund shall act as an initial passive investor, or limited partner, in a private assets fund managed by an Underlying Manager. Primary commitments may be made when the Underlying Manager’s fund is largely uninvested and may be deemed to be a “blind pool”. The investment horizon is typically longer in duration due to the nature of entering the Investment Fund at or close to its inception.

Secondary Commitments

The Fund shall act as a replacement passive investor, or limited partner, in a private assets fund managed by an Underlying Manager. Unlike primary commitments to funds, a secondary commitment involves acquiring an existing investor’s ownership stake in a private assets fund, which may be done at a negotiated discount or premium to its net asset value. Since these Investments are made further on in the acquired fund’s life, there is typically less of a ‘blind pool’, as the fund will have, in most cases, commenced, if not concluded its investment period. For this reason, the duration of a secondary commitment into a fund is typically shorter than that of a primary commitment to a fund.

Primary and Secondary Co-Investments

Co-Investments may be offered to the Fund by its Underlying Managers or by independent investment managers (collectively, the “Third-Party Managers”) who do not have an existing economic relationship with the Fund. Unlike investments made into funds, co-investments are investments made into that of a single company, in a passive manner, and directly alongside or via an entity managed by a Third-Party Manager. Co-Investments may be made on a primary and secondary basis.

Direct Lending

Direct Lending is a private credit strategy, which may be done via primary or secondary commitments to funds, as well as via primary or secondary co-investments. In this instance, the Adviser will provide debt or preferred equity financing to companies, funds or individuals, often with “asset-backed” collateral, such as real estate or portfolio companies.

PORTFOLIO ALLOCATION

The Adviser intends to achieve and monitor portfolio allocation primarily on a “look- through” basis by examining the underlying assets/strategies in the Investment Funds or interests purchased, as shown in the table below. The Adviser may, however, alter the target allocations on an opportunistic basis or in response to changing market conditions. On a “look-through” basis, the Adviser aims to have no single company, or loan, represent more than 3% of the Fund’s capital commitment.

Portfolio Allocation by Strategy	Percentage of Capital Commitment
Private Credit	90%
Liquid Investments	10%

The Fund may gain exposure to the following strategies through investing in funds, co-investments, and direct lending on a primary or secondary basis:

Private Credit

Private credit involves making loans and similar investments typically made in private companies that are negotiated directly with the borrower. They may include first and second lien senior secured loans, unitranche debt, unsecured debt, and structurally subordinated debt. Private credit will also include alternative lending (such as, but not limited to, real estate-secured lending, bespoke financing to private equity funds, trade finance, receivable transfer, life settlement, consumer lending, etc.) and leveraged loans. Additionally, special situations may be included within private credit and may include mezzanine, distressed debt (non-control and distressed for control), turnarounds and non-performing loans. The intention behind private credit is to provide capital preservation and yield.

Liquid Investments

Liquid investments may include publicly traded securities, such as stocks, bonds, business development companies (“BDCs”), exchange-traded funds (“ETFs”), registered investment companies (e.g. mutual funds, interval funds and tender offer funds, etc.), cash and cash equivalent.

Investment Policies and Restrictions

The Fund will continue to attempt to diversify its holdings in Investment Funds, and, as a result, will typically hold interests in no fewer than ten Investment Funds at any one time.

The Underlying Managers will primarily invest in equity and/or debt securities that are not listed on securities exchanges and that may be illiquid. The investments of the Underlying Managers may from time to time be concentrated in a particular industry or industries. The Fund will not knowingly concentrate its assets in a single industry.

A significant portion of the Fund’s investments are in the form of interests that are not offered pursuant to an effective registration statement under Securities Act of 1933, as amended (the “Securities Act”) and are issued by entities organized as partnerships under United States law, but not registered as investment companies under the Investment Company Act. Subject to applicable law, the Fund may, from time to time in the future, also invest directly in securities pursuant to a discretionary investment advisory agreement with an investment manager. However, the Fund does not have any current intention to invest directly in securities pursuant to a discretionary investment advisory agreement with an investment manager. Any such future investments would be made subject to applicable law and such an investment manager would be treated as an investment adviser to the Fund in accordance with the Investment Company Act and would require the approval of the Fund’s Shareholders.

The Fund may, among other things, hold cash or invest in cash equivalents. Among the cash equivalents in which the Fund may invest are: obligations of the United States Government, its agencies or instrumentalities; commercial paper; and certificates of deposit and bankers’ acceptances issued by United States banks that are members of the Federal Deposit Insurance Corporation. The Fund may also enter into repurchase agreements and may purchase shares of money market mutual funds in accordance with applicable legal restrictions.

During temporary defensive periods, the Fund may deviate from its investment policies and objective. During such periods, the Fund may invest up to 100% of its total assets in cash or cash equivalents, including short- or intermediate-term U.S. Treasury securities, as well as other short-term investments, including high quality, short-term debt securities. There can be no assurance that such techniques will be successful. During such periods, the Fund may not achieve its investment objective.

Unless otherwise specified, the investment policies and limitations of the Fund are not considered to be fundamental by the Fund and can be changed without a vote of the Shareholders. The Fund’s investment objective and certain investment restrictions specifically identified as such in the SAI are considered fundamental and may not be changed without approval by holders of a “majority of the outstanding voting securities” of the Fund, as defined in the Investment Company Act. As defined in the Investment Company Act, when used with respect to particular shares of the Fund, a “majority of the outstanding voting securities” means: (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy; or (ii) more than 50% of the shares, whichever is less.

PRINCIPAL RISK FACTORS

All investments carry risks to some degree. The Fund cannot guarantee that its investment objective will be achieved or that its strategy of investing in the Fund will be successful. An investment in the Fund involves substantial risks, including the risk that the entire amount invested may be lost. Below is a list of the principal risks of investing in the Fund. Many of these risks also apply to the Fund’s investments in the Investment Funds, except where otherwise indicated. Different risks may be more significant at different times, depending on market conditions.

The Shares are speculative and illiquid securities involve substantial risk of loss. An investment in the Fund is appropriate only for those investors who do not require a liquid investment, for whom an investment in the Fund does not constitute a complete investment program, and who fully understand and can assume the risks of an investment in the Fund.

BUSINESS AND STRUCTURE RELATED RISKS

No Operating History

The Fund is a newly organized, non-diversified closed-end management investment company with no operating history. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objectives and that the value of Shares could decline substantially. The Fund is designed primarily as a long-term investment vehicle and not as a trading tool. An investment in the Fund’s securities should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective. The value of the Fund’s shares could decline substantially and cause you to lose some or all of your investment.

Many of the Fund’s competitors are substantially larger and have considerably greater financial, technical and marketing resources than the Fund does. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments than the Fund has. These characteristics could allow the Fund’s competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than the Fund. The Fund may lose investment opportunities if it does not match competitors’ pricing, terms, and structure. If the Fund is forced to match competitors’ pricing, terms and structure, it may not be able to achieve acceptable returns on investments or may bear substantial risk of capital loss. Many of the Fund’s competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the Investment Company Act will impose on the Fund as a registered closed-end management investment company.

Non-Diversified Status

The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Although the Adviser follows a general policy of seeking to spread the Fund’s capital among multiple Investment Funds, the Adviser may depart from such policy from time to time and one or more Investment Funds may be allocated a relatively large percentage of the Fund’s assets. Consequently, if one or more Investments are allocated a relatively large percentage of the Fund’s assets, losses suffered by such Investments could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of investments. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. However, the Fund will be subject to diversification requirements applicable to RICs under the Code. See “CERTAIN TAX CONSIDERATIONS.”

Lack of Operating History of Investment Funds

Certain Investment Funds may be newly formed entities that have no operating histories. In such cases, the Adviser may evaluate the past investment performance of the applicable Underlying Managers or of their personnel. However, this past investment performance may not be indicative of the future results of an investment in an Investment Fund. Although the Adviser and its affiliates and their personnel have experience evaluating the performance of alternative asset managers and providing manager selection and asset allocation services to clients, the Fund’s investment programs should be evaluated on the basis that there can be no assurance that the Adviser’s assessments of Underlying Managers, and in turn their assessments of the short-term or long-term prospects of investments, will prove accurate. Thus, the Fund may not achieve its investment objective and its NAV may decrease.

MANAGEMENT RELATED RISKS

Investment Selection

The Investment Funds will be selected by the Adviser based on information provided to it by those Investment Funds and through other sources. Although the Adviser is expected to evaluate all such information and data and to seek independent corroboration when it considers it appropriate and when it is reasonably available, the Adviser will not be in a position to confirm the completeness, genuineness or accuracy of such information and data. Information about private Investment Funds (i.e., funds exempt from registration from registration under the Investment Company Act pursuant to Section 3(c)(1) or 3(c)(7))and private companies is more difficult to obtain and can be less reliable and more subjective than information about investment companies that are registered with the SEC. Historical performance of the principals of an Underlying Manager is not indicative of the future returns of that Investment Fund.

Dependence on the Adviser and the Underlying Managers

The Fund’s success depends on the acumen and expertise of the Adviser in selecting Investment Funds and the acumen and expertise of the Underlying Managers in selecting portfolio securities or other assets in which to invest. In addition, decisions with respect to the management of the Fund will be made by the Adviser. Shareholders have no right or power to take part in the management of the Fund or to select or define the Fund’s investment criteria or decisions. Accordingly, no prospective Shareholder should invest in the Fund unless such Shareholder is willing to entrust all aspects of the management of the Fund to the Adviser. Historical performance of the Adviser and its affiliates is not indicative of the returns that Shareholders may achieve from an investment in the Fund.

Access to Information from Underlying Managers

The Adviser will request detailed information on a continuing basis from each Underlying Manager regarding such Underlying Manager’s historical performance and investment strategies. However, the Adviser may not always be provided with detailed information regarding all the investments made by an Underlying Manager because certain of this information may be considered proprietary information by the Underlying Manager or the Underlying Manager may otherwise be prevented by agreement with issuers of the applicable securities from providing this information. This potential lack of access to information may make it more difficult for the Adviser to select, allocate among and evaluate certain Underlying Managers.

Borrowing; Use of Leverage

The strategies implemented by the Underlying Managers typically are leveraged. The use of leverage increases both risk of loss and profit potential. The Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This means that at any given time the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets (including such indebtedness). These limits do not apply to the Investment Funds and, therefore, the Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Investment Funds. Additionally, the Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Fund’s asset coverage to less than the prescribed amount.

Investment Funds Risk

Investments in Investment Funds generally are subject to legal or contractual restrictions on their resale. Certain Investment Funds may not permit voluntary withdrawals or redemptions. To the extent that an Investment Fund permits voluntary withdrawals or redemptions, if the Fund requests a complete or partial withdrawal of its interest in such Investment Fund, the Underlying Manager of such Investment Fund generally may, in its discretion or at the election of the Fund, (i) not satisfy the Fund’s withdrawal request with respect to the portion of such investment’s assets represented by illiquid investments until the disposition of those illiquid investments, (ii) satisfy the Fund’s withdrawal request with an in-kind distribution of illiquid investments (either directly or through an in-kind distribution of interests in a special purpose vehicle or other investment vehicle (collectively, “SPVs”) established to hold such illiquid investments), or (iii) in some cases, satisfy the withdrawal amount by valuing illiquid investments at the lower of cost or market or otherwise in the sole discretion of the applicable Underlying Manager. If the Fund receives distributions in-kind from an investment, the Fund may incur additional costs and risks to dispose of such assets. In addition, certain Investment Funds may require maintenance of investment minimums and/or have holding periods and/or other withdrawal provisions more restrictive than those of the Fund. These may include, but are not limited to, lock-ups, “side pockets,” withdrawal “gates” and fees, suspensions and delays of withdrawals and other similar limitations. See “Special Risks of Fund of Funds Structure - Liquidity Constraints of Investment Funds.”

Recent Market Circumstances

The value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation/deflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markers. U.S. or global markets may be adversely affected by uncertainties and events or the threat or potential of one or more such events and developments in the U.S. and around the world, such as major cybersecurity events, geopolitical events (including wars, terror attacks, natural disasters, spread of infectious disease (including epidemics or pandemics) or other public health emergencies), social unrest, political developments, and changes in government policies, taxation, threatened or actual imposition of tariffs, restrictions on foreign investment and currency repatriation, currency fluctuations and developments in the laws and regulations in the U.S. and other countries, or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. Additionally, as a result of increasing interest rates, reserves held by banks and other financial institutions in bonds and other debt securities could face a significant decline in value relative to deposits and liabilities, which coupled with general economic headwinds resulting from a changing interest rate environment, creates liquidity pressures at such institutions. As a result, certain sectors of the credit markets could experience significant declines in liquidity, and it is possible that the Fund will not be able to manage this risk effectively.

Recently, the United States has enacted or proposed to enact significant new tariffs, and various federal agencies have been directed to further evaluate key aspects of U.S. trade policy, which could potentially lead to significant changes to current policies, treaties, and tariffs. Significant uncertainty continues to exist about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global trade, in particular, trade between the impacted nations and the U.S.; the stability of global financial markets; and global economic conditions.

The Fund cannot predict the effects or likelihood of such events on the U.S. and global economies, the value of the Shares or the NAV of the Fund. The issuers of securities, including those held in the Fund’s portfolio, could be materially impacted by such events, which may, in turn, negatively affect the value of such securities or such issuers’ ability to make interest payments or distributions to the Fund. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.

Recent technological developments in, and the increasingly widespread use of, artificial intelligence technologies may pose risks to the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence technologies. As artificial intelligence technologies are used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund. The legal and regulatory frameworks within which artificial intelligence technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.

Government Intervention in Financial Markets Risk

The instability in the financial markets in the recent past led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. Current market conditions could lead to further such actions. See “Recent Market Circumstances.” U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable and on an “emergency” basis with little or no notice with the consequence that some market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions will be suddenly and/or substantially eliminated or otherwise negatively implicated. Given the complexities of the global financial markets and the limited time frame within which governments have been able to take action, these interventions have sometimes been unclear in scope and application, resulting in confusion and uncertainty, which in itself has been materially detrimental to the efficient functioning of such markets as well as previously successful investment strategies. Decisions made by government policy makers could exacerbate any economic difficulties. Issuers might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives.

Closed-End Fund; Liquidity Limited to Periodic Repurchases of Shares

The Fund has been organized as a non-diversified, closed-end management investment company and designed primarily for long-term investors. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares. Shares are considerably less liquid than Shares of funds that trade on a stock exchange, or Shares of open-end registered investment companies. It is possible that the Fund may be unable to repurchase all of the Shares that an investor tenders due to the illiquidity of the Fund’s investments or if the Shareholders request the Fund to repurchase more Shares than the Fund is then offering to repurchase. There can be no assurance that the Fund will conduct repurchase offers in any particular period and Shareholders may be unable to tender Shares for repurchase for an indefinite period of time.

There will be a substantial period of time between the date as of which Shareholders must submit a request to have their Shares repurchased and the date they can expect to receive payment for their Shares from the Fund. Shareholders whose Shares are accepted for repurchase bear the risk that the Fund’s NAV may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to request that the Fund repurchase their Shares without the benefit of having current information regarding the value of Shares on a date proximate to the date on which Shares are valued by the Fund for purposes of effecting such repurchases.

In considering whether to repurchase Shares during periods of financial market stress, the Board may offer to repurchase Shares at a discount to their prevailing net asset value that appropriately reflects market conditions, subject to applicable law. Further, repurchases of Shares, if any, may be suspended, postponed or terminated by the Board under certain circumstances. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and the underlying investments of the Fund. Also, because Shares are not listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Shareholders unless called for under the provisions of the Investment Company Act.

Substantial Repurchases

Substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Shares.

Special Risks of Fund of Funds Structure

No Registration. Private Investment Funds generally will not be registered as investment companies under the Investment Company Act. Accordingly, the provisions of the Investment Company Act, which, among other things, require investment companies to have securities held in custody at all times in segregated accounts and regulate the relationship between the investment company and its asset management, are not applicable to an investment in the private Investment Funds. In addition, private Investment Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor whether holdings of the private Investment Funds cause the Fund to be above specified levels of ownership in certain investment strategies. Although the Fund expects to receive information from each Underlying Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information for private Investment Funds. An Underlying Manager may use proprietary investment strategies that are not fully disclosed to its investors and may involve risks under some market conditions that are not anticipated by the Fund. In addition, while many Underlying Managers will register with the SEC and state agencies as a result of developments in certain laws, rules and regulations, some Underlying Managers may still be exempt from registration. In such cases, these Underlying Managers will not be subject to various disclosure requirements and rules that would apply to registered investment advisers. Similarly, while many Underlying Managers will register as commodity pool operators under the Commodity Exchange Act, other Underlying Managers will be exempt from registration and will not be subject to various disclosure requirements and rules that would apply to registered commodity pool operators.

Closed-End Funds. The Fund may invest in Investment Funds that are closed-end investment companies registered under the Investment Company Act. The shares of many closed-end funds, after their initial public offering, frequently trade at a price-per-share that is less than the NAV per share, the difference representing the “market discount” of such shares. A relative lack of secondary market purchasers for closed-end fund shares also may contribute to such shares trading at a discount to their NAV.

Business Development Companies. A business development company (“BDC”), which is a type of closed-end fund, typically invests in small and medium-sized U.S. companies. A BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. The Small Business Credit Availability Act permits BDCs to adopt a lower asset coverage ratio, thereby enhancing their ability to use leverage. Investments in BDCs that use greater leverage may be subject to heightened risks.

Exchange-Traded Funds and Other Investment Companies. The Fund may invest in shares of both open- or closed-end investment companies (including money market funds, single country funds, and ETFs of any kind) and trusts, limited partnerships, limited liability companies or other forms of business organizations, including other pooled investments. Investing in another pooled vehicle exposes the Trust to all the risks of that pooled vehicle.

Among the types of investment companies in which the Trust may invest are exchange-traded funds (“ETFs”). Index ETFs are open-end management investment companies that seek to provide investment results that correspond generally to the price and yield performance of a specified index (Index Fund). Individual investments in ETFs generally are not redeemable. However, large quantities of ETF shares known as “Creation Units” are redeemable from the ETF. The liquidity of smaller holdings of ETF shares will depend upon the existence of a secondary market.

ETFs also carry the risk that the price the Trust pays or receives may be higher or lower than the ETF’s NAV. ETFs are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. ETFs and other investment companies in which the Trust may invest may be leveraged, which would increase the volatility of the value of the Fund’s Shares.

Multiple Levels of Fees and Expenses. Although in many cases investor access to the Investment Funds may be limited or unavailable, an investor who meets the conditions imposed by an Investment Fund may be able to invest directly with the Investment Fund. By investing in Investment Funds indirectly through the Fund, the investor bears asset-based fees and performance-based fees and allocations. Moreover, investors in the Fund bear a proportionate share of the fees and expenses of the Fund (including organizational and offering expenses not paid by the Adviser, operating costs, sales charges, brokerage transaction expenses, and administrative fees) and, indirectly, similar expenses of the Investment Funds. Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in an Investment Fund directly or in a closed-end fund which did not utilize a “fund of funds” structure. Business development company expenses are similar to the expenses paid by any operating company held by the Fund. They are not direct costs paid by Fund Shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with Fund operations.

Most of the Investment Funds may be subject to a performance-based fee or allocation, irrespective of the performance of other Investment Funds and the Fund generally. Accordingly, an Underlying Manager to an Investment Fund with positive performance may receive performance-based compensation from the Investment Fund, and thus indirectly from the Fund and its Shareholders, even if the Fund’s overall performance is negative. Generally, fees payable to Underlying Managers of the Investment Funds will range from 1.00% to 2.00% (annualized) of the average NAV of the Fund’s investment. In addition, certain Underlying Managers charge an incentive allocation or fee generally ranging from 15% to 20% of an Investment Fund’s net profits, although it is possible that such ranges may be exceeded for certain Underlying Managers. The performance-based compensation received by an Underlying Manager also may create an incentive for that Underlying Manager to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based allocation. Such compensation may be based on calculations of realized and unrealized gains made by the Underlying Manager without independent oversight.

Underlying Managers Invest Independently. The Underlying Managers generally invest wholly independently of one another and may at times hold economically offsetting positions. To the extent that the Investment Funds do, in fact, hold such positions, the Fund’s portfolio, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions. Furthermore, it is possible that from time to time, various Investment Funds selected by the Adviser may be competing with each other for the same positions in one or more markets. In any such situations, the Fund could indirectly incur certain transaction costs without accomplishing any net investment result.

Liquidity Constraints of Investment Funds. Since the Fund may make additional investments in or affect withdrawals from an Investment Fund only at certain times pursuant to limitations set forth in the governing documents of the Investment Fund, the Fund from time to time may have to invest a greater portion of its assets temporarily in money market securities than it otherwise might wish to invest and may have to borrow money to repurchase Shares. The redemption or withdrawal provisions regarding the Investment Funds vary from fund to fund. Therefore, the Fund may not be able to withdraw its investment in an Investment Fund promptly after it has made a decision to do so. Some Investment Funds may impose early redemption fees while others may not. This may adversely affect the Fund’s investment return or increase the Fund’s expenses and limit the Fund’s ability to make offers to repurchase Shares from Shareholders.

Investment Funds may be permitted to redeem their interests in-kind. Thus, upon the Fund’s withdrawal of all or a portion of its interest in an Investment Fund, it may receive securities that are illiquid or difficult to value. See “CALCULATION OF NET ASSET VALUE.” In these circumstances, the Adviser does not intend to distribute securities to Shareholders and therefore would seek to dispose of these securities in a manner that is in the best interests of the Fund.

Limitations on the Fund’s ability to withdraw its assets from Investment Funds may, as a result, limit the Fund’s ability to repurchase Shares. For example, many Investment Funds may impose lock-up periods prior to allowing withdrawals, which can be two years or longer from the date of the Fund’s investment. After expiration of the lock-up period, withdrawals may be permitted only on a limited basis, such as semi-annually or annually. Because the primary source of funds to repurchase Shares will be withdrawals from Investment Funds, the application of these lock-ups and other withdrawal limitations, such as gates or suspension provisions, will significantly limit the Fund’s ability to tender its Shares for repurchase.

Valuation of Investment Funds. The valuation of the Fund’s investments in Investment Funds is ordinarily determined based upon valuations calculated by the Administrator, in accordance with valuation procedures approved by the Board and based on information provided by the Investment Funds or their respective administrators. Although the Adviser reviews the valuation procedures used by all Underlying Managers, neither the Adviser nor the Administrator can confirm or review the accuracy of valuations provided by Investment Funds or their administrators. Further, the Placement Agent does not have any responsibility or obligation to verify the valuation determinations made for the Fund’s investments, including valuation determinations with respect to the Investment Funds. An Underlying Manager may face a conflict of interest in valuing such securities since their values will affect the Underlying Manager’s compensation.

If an Underlying Manager’s valuations are consistently delayed or inaccurate, the Adviser generally will consider whether the Investment Fund continues to be an appropriate investment for the Fund. The Fund may be unable to sell interests in such an Investment Fund quickly, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, such interests would continue to be valued without the benefit of the Underlying Manager’s valuations, and the Adviser may determine to discount the value of the interests or value them at zero, if deemed to be the fair value of such holding. Revisions to the Fund’s gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the annual audits of Investment Funds are completed.

High Portfolio Turnover. The Fund’s activities involve investment in the Investment Funds, which may invest on the basis of short-term market considerations. The turnover rate within the Investment Funds may be significant, potentially involving negative tax implications and substantial brokerage commissions, and fees. The Fund will have no control over this turnover. It is anticipated that the Fund’s income and gains, if any, will be primarily derived from ordinary income. In addition, the withdrawal of the Fund from an Investment Fund could involve expenses to the Fund under the terms of the Fund’s investment.

Indemnification of Investment Funds. The Underlying Managers often have broad indemnification rights and limitations on liability. The Fund may also agree to indemnify certain of the Investment Funds and, subject to certain limitations imposed by the Investment Company Act and the Securities Act, their Underlying Managers from any liability, damage, cost, or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the shares of the Investment Funds.

Investments in Non-Voting Securities. In order to avoid becoming subject to certain Investment Company Act prohibitions with respect to affiliated transactions, the Fund intends to own less than 5% of the voting securities of each Investment Fund. This limitation on owning voting securities is intended to ensure that an Investment Fund is not deemed an “affiliated person” of the Fund for purposes of the Investment Company Act, which may, among other things, potentially impose limits on transactions with the Investment Funds, both by the Fund and other clients of the Adviser. To limit its voting interest in certain Investment Funds, the Fund may enter into contractual arrangements under which the Fund irrevocably waives its rights (if any) to vote its interests in an Investment Fund. Other accounts managed by the Adviser may also waive their voting rights in a particular Investment Fund (for example, to facilitate investment in small Investment Funds determined to be attractive by the Adviser). Subject to the oversight of the Board, the Adviser will decide whether to waive such voting rights and, in making these decisions, will consider the amounts (if any) invested by the Fund and its other clients in the particular Investment Fund. Rights may not be waived or contractually limited for an Investment Fund that does not provide an ongoing ability for follow-on investment, such as an Investment Fund having a single initial funding, closing or commitment, after which no new investment typically would occur. These voting waiver arrangements may increase the ability of the Fund and other clients of the Adviser to invest in certain Investment Funds. However, to the extent the Fund contractually forgoes the right to vote the securities of an Investment Fund, the Fund will not be able to vote on matters that require the approval of the interest holders of the Investment Fund, including matters adverse to the Fund’s interests.

Although the Fund may hold non-voting interests, the Investment Company Act and the rules and regulations thereunder may nevertheless require the Fund to limit its position in any one Investment Fund in accordance with applicable regulatory requirements, as may be determined by the Fund in consultation with counsel. These restrictions could change from time to time as applicable rules or interpretations thereof are modified. There are also other statutory tests of affiliation (such as on the basis of control), and, therefore, the prohibitions of the Investment Company Act with respect to affiliated transactions could apply in some situations where the Fund owns less than 5% of the voting securities of an Investment Fund. In these circumstances, transactions between the Fund and an Investment Fund may, among other things, potentially be subject to the prohibitions relating to affiliates of Section 17 of the Investment Company Act notwithstanding that the Fund has entered into a voting waiver arrangement.

Control Over Underlying Managers. The Fund will invest in Investment Funds that it believes will generally, and in the aggregate, be managed in a manner consistent with the Fund’s investment objective and strategy. The Adviser will not have any control over the Underlying Managers, thus there can be no assurances that an Underlying Manager will manage its Investment Funds in a manner consistent with the Fund’s investment objective.

Risks Inherent in Investments

The success of the Fund is dependent on the performance of the Investments. The Investment Funds and the Direct Investments will be subject to many of the risks described above with respect to the Fund, as well as many other risks generally applicable to such Investment Funds, including but not limited to the ability of the Adviser and the Underlying Managers of the Investment Funds to identify and execute successful investment opportunities, the ability of the Adviser and the Investment Funds to liquidate their respective investments in a profitable fashion, the success of the Adviser and the Investment Funds at attracting and retaining key personnel, regulatory and enforcement litigation, and general economic conditions, among other factors. Each Investment Fund and Direct Investment will also be subject to risks specific to the investment activities it will seek to undertake and of any particular industry or market sector in which it will carry out such investment activities. Certain risks relating to the Investment Funds and Direct Investments are summarized below.

Venture Capital Investments

The Fund may invest in Investment Funds devoted to early stage venture capital investments, which is a segment of the venture capital business with the highest degree of investment risk. Typically, such companies have no operating history, unproven technology, untested management, and unknown future capital requirements. These companies often face intense competition, often from established companies with much greater financial, manufacturing and technical resources, more marketing and service capabilities, and a greater number of qualified personnel. To the extent there is a public market for the securities of these companies, they may be subject to abrupt and erratic market price movements. The Fund’s indirect investments in such companies will be highly speculative and may result in the loss of the Fund’s capital in respect of such Investments. There can be no assurance that any such losses will be offset by gains (if any) realized in other investments of the Fund. Accordingly, Shareholders may lose all of the monies invested in such Investments by the Fund.

Buyout Investments

The Fund may invest in Investment Funds that participate in buyout transactions. Buyout transactions are similar to start-ups in that they result in new, untested enterprises that are subject to extreme volatility, require time for maturity and may require additional capital. In addition, they frequently rely on borrowing significant amounts of capital, which can increase profit potential but at the same time increase the risk of loss. Leveraged companies may be subject to restrictive financial and operating covenants. The leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used. Although these investments may offer the opportunity for significant gains, such buyout investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may not be as leveraged.

Equity Securities

The equity securities in which an Investment Fund may invest may involve substantial risks and may be subject to wide and sudden fluctuations in market value, with a resulting fluctuation in the amount of profits and losses. There may be no absolute restrictions in regard to the size or operating experience of the companies in which an Investment Fund may invest (and relatively small companies may lack management depth or the ability to generate internally, or obtain externally, the funds necessary for growth and companies with new products or services could sustain significant losses if projected markets do not materialize).

Preferred Securities

The Fund may invest in preferred securities. There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights. Interest rate risk is, in general, the risk that the price of a debt security falls when interest rates rise. Securities with longer maturities tend to be more sensitive to interest rate changes. Credit risk is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. Holders of preferred securities may not receive dividends, or the payment can be deferred for some period of time. In bankruptcy, creditors are generally paid before the holders of preferred securities.

Hybrid Securities

The Fund may invest in hybrid securities. A hybrid security is a type of security that also has equity and debt characteristics. Like equities, which have no final maturity, a hybrid security may be callable at the option of the issuer on a date specified at issue. Additionally, like common equities, which may stop paying dividends at virtually any time without violating any contractual terms or conditions, hybrids typically allow for issuers to withhold payment of interest until a later date or to suspend coupon payments entirely without triggering an event of default. Hybrid securities are normally at the bottom of an issuer’s debt capital structure because holders of an issuer’s hybrid securities are structurally subordinated to the issuer’s senior creditors. In bankruptcy, hybrid security holders should only get paid after all senior creditors of the issuer have been paid out before any disbursements are made to the issuer’s equity holders. Accordingly, hybrid securities may be more sensitive to economic changes than more senior debt securities. Such securities may also be viewed as more equity-like by the market when the issuer or its parent company experiences financial difficulties.

●	Convertible Securities. The Fund may invest in convertible securities. Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities. Convertible securities are similar to fixed-income securities because they usually pay a fixed interest rate (or dividend) and are obligated to repay principal on a given date in the future. The market value of fixed-income and preferred securities tends to decline as interest rates increase and tends to increase as interest rates decline. Convertible securities have characteristics of a fixed-income security and are particularly sensitive to changes in interest rates when their conversion value is lower than the value of the bond or preferred share. Fixed income and preferred securities also are subject to credit risk, which is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. In addition, the Fund may invest in fixed-income and preferred securities rated less than investment grade that are sometimes referred to as high yield. These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality securities. Fixed income and preferred securities also may be subject to prepayment or redemption risk. If a convertible security held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company’s common stock or cash or sell it to a third party at a time that may be unfavorable to the Fund. Such securities also may be subject to resale restrictions. The lack of a liquid market for these securities could decrease the Fund’s share price. Convertible securities with a conversion value that is the same as the value of the bond or preferred share have characteristics similar to common stocks. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

●	Contingent Convertible Securities. “CoCos,” sometimes referred to as contingent convertible securities, are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer, for example, an automatic write-down of principal or a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. CoCos may be subject to an automatic write-down (i.e., the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result in the Fund losing a portion or all of its investment in such securities. In addition, the Fund may not have any rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the dividend or interest payment is based on the security’s par value. If a CoCo provides for mandatory conversion of the security into common shares of the issuer under certain circumstances, such as an adverse event, the Fund could experience a reduced income rate, potentially to zero, as a result of the issuer’s common shares not paying a dividend. In addition, a conversion event would likely be the result of or related to the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern, so the market price of the issuer’s common shares received by the Fund may have declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s NAV. Further, the issuer’s common shares would be subordinate to the issuer’s other security classes and therefore worsen the Fund’s standing in a bankruptcy proceeding. In addition, most CoCos are considered to be “high yield” or “junk” securities and are therefore subject to the risks of investment in below investment grade securities.

It will often be difficult to predict when, if at all, an automatic write-down or conversion event will occur. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Any indication that an automatic write-down or conversion event may occur can be expected to have a material adverse effect on the market price of the CoCos. CoCos are a relatively new form of security, and the full effects of an automatic write-down or conversion event have not been experienced broadly in the marketplace. The occurrence of an automatic write-down or conversion event may be unpredictable and the potential effects of such event on the Fund’s yield or NAV may be adverse.

Warrants and Rights

Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities.

Rights (sometimes referred to as “subscription rights”) and warrants may be purchased separately or may be received as part of a distribution in respect of, or may be attached to, other securities that the Fund have purchased. Rights and warrants are securities that give the holder the right, but not the obligation, to purchase equity securities of the company issuing the rights or warrants, or a related company, at a fixed price either on a date certain or during a set period. Typically, rights have a relatively short term (e.g., two to four weeks), whereas warrants can have much longer terms. At the time of issue, the cost of a right or warrant is typically substantially less than the cost of the underlying security itself.

Particularly in the case of warrants, price movements in the underlying security are generally magnified in the price movements of the warrant. This effect would enable the Fund to gain exposure to the underlying security with a relatively low capital investment but increases the Fund’s risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant, which may result in losses to the Fund. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.

Restricted Securities

The Fund may invest in restricted securities, primarily through direct placements. Restricted securities are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. This lack of liquidity creates special risks. Convertible subordinated units of master limited partnerships convert to publicly-traded common units upon the passage of time and/or satisfaction of certain financial tests. Although the means by which convertible subordinated units convert into senior common units depend on a security’s specific terms, convertible subordinated units typically are exchanged for common shares. Restricted securities are subject to statutory and contractual restrictions on their public resale, which may make it more difficult to value them, may limit the Fund’s ability to dispose of them and may lower the amount the Fund could realize upon their sale.

Risks of Investments in Distressed Credit

The Direct Investments and the Investment Funds may be subject to all the risks inherent in investing in distressed credit, which risks may be increased by the use of leverage. These risks include liquidity risk, general macroeconomic, microeconomic and local economic risk associated with an industry or asset class, fluctuations in valuations of a company, asset, operating business or real estate values, the financial resources of the company, the ability of the company or asset to obtain financing or extend its financing. Such risks also include fluctuations in cost of operating the asset or company which could adversely affect the value of the assets as well as the ability for a management team to optimally or effectively operate or manage the asset or company or control the costs associated with operating or managing the asset or company. The Fund and the Investment Funds’ investment objectives may not be realized and significant principal loss may be incurred in the event that the above risks lead to a deterioration of the asset or company. The Investment Funds and the Fund may have to advance funds to protect an investment, forgo the receipt of interest income on debt investments, or may be required to dispose of investments on disadvantageous terms if necessary to raise needed funds.

Distressed Securities and Loans

The Fund may invest, directly or indirectly, in securities and loans issued by companies in weak and/or deteriorating financial condition, experiencing poor operating results, needing substantial capital investment, perhaps having negative net worth, facing special competitive or product obsolescence problems or involved in bankruptcy or reorganization proceedings. These may also be securities that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are in the judgment of the Adviser of equivalent quality. Investments of this type may involve substantial financial and business risks, which are often heightened by an inability to obtain reliable information about the issuers. Such investments can result in significant or even total losses. In addition, the markets for distressed and high-yield securities are at times illiquid.

The Fund or the Investment Fund may also invest in Investments that are mezzanine securities. While mezzanine securities are typically senior to common stock and other equity securities in a company’s capital structure, they may be subordinate to significant amounts of senior debt, and mezzanine securities are generally unsecured.

Derivatives

The Fund may use options, swaps, futures contracts, forward agreements, reverse repurchase agreements and other similar transactions. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying asset, rate or index, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying asset, rate or index; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding, or may not recover at all. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to the underlying security. Certain of the derivative investments in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of the Adviser or Underlying Manager, as applicable, to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

Rule 18f-4 under the Investment Company Act permits the Fund to enter into derivatives transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of senior securities contained in Section 18 of the Investment Company Act, provided that the Fund complies with the conditions of Rule 18f-4. The Fund’s use of derivatives transactions and other similar instruments is generally subject to a value-at-risk leverage limit, derivatives risk management program, and reporting requirements under Rule 18f-4 unless the Fund qualifies as a “limited derivatives user” as defined in the rule or the Fund’s use of such an instrument satisfies the conditions of certain exemptions under the rule. Derivatives, reverse repurchase agreements and other such instruments may represent a form of economic leverage and create special risks. The use of these forms of leverage increases the volatility of the Fund’s investment portfolio and could result in larger losses to shareholders than if these strategies were not used.

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if a Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”).

●	Reverse Repurchase Agreements. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer, trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. See “Repurchase and Reverse Repurchase Agreements” below for more details.

●	Futures. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment, and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. See “Options and Futures” in the SAI for more details.

●	Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile, and the use of options can lower total returns. See “Options and Futures” in the SAI for more details.

●	Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are particularly subject to counterparty credit, liquidity, valuation, correlation and leverage risk. Certain standardized swaps are now subject to mandatory central clearing requirements, and others are now required to be exchange-traded. While central clearing and exchange-trading are intended to reduce counterparty and liquidity risk, they do not make swap transactions risk-free. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Fund’s use of swaps may include those based on the credit of an underlying security, commonly referred to as “credit default swaps.” Where the Fund is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of that obligation. The use of credit default swaps can result in losses if the Fund’s assumptions regarding the creditworthiness of the underlying obligation prove to be incorrect. The Fund will “cover” its swap positions by segregating an amount of cash and/or liquid securities as required by the Investment Company Act and applicable SEC interpretations and guidance from time to time.

The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of a Fund’s derivative transactions, impede the employment of the Fund’s derivatives strategies, or adversely affect the Fund’s performance.

Asset-Backed Securities

The Fund may purchase asset-backed securities, which are securities backed by mortgages, real estate debt, consumer loans, senior living debt, installment contracts, small business loans, credit card receivables or other financial assets. The investment characteristics of asset-backed securities differ from those of traditional fixed-income securities. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made periodically, thus in effect “passing through” such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security normally is subject to both call risk and extension risk, and an asset- backed security’s stated maturity may be shortened. In addition, the security’s total return may be difficult to predict precisely. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.

If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of the Fund’s fixed income investments, the maturity of asset-backed securities will be based on estimates of average life. Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

Variable- and Floating-Rate Securities

The Fund may invest in variable- and floating-rate instruments, which are instruments that pay interest at rates that adjust whenever a specified interest rate (the “reference rate”) changes and/or that reset on predetermined dates (such as the last day of a month or calendar quarter). In addition to floating-rate loans, variable- and floating-rate instruments may include, without limitation, instruments such as catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds and money market instruments. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a variable- or floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality or because of an imperfect correlation between the securities’ interest rate adjustment mechanism and the level of interest rates generally.

Securities Lending

The Fund may lend its portfolio securities to banks, brokers, dealers and other financial institutions who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. The Fund’s securities lending arrangement provides that the Fund and its securities lending agent will share the net income earned from its securities lending activities. In connection with its loans of portfolio securities, the Fund may be exposed to the risk of delay in recovery of the loaned securities or possible loss of rights in the collateral should the borrower become insolvent. There is also the risk that, in the event of default by the borrower, the collateral might not be sufficient to cover any losses incurred by the Fund. The Fund bears the entire risk of loss for any collateral in connection with securities lending. The Fund also bears the risk of loss on the investment of cash collateral. There can be no assurance that the return to the Fund from a particular loan, or from its loans overall, will exceed the related costs and any related losses.

Repurchase and Reverse Repurchase Agreements

The Fund may enter into repurchase and reverse repurchase agreements. When the Fund enters into a repurchase agreement, it “sells” securities to a broker-dealer or financial institution and agrees to repurchase such securities on a mutually agreed date for the price paid by the broker-dealer or financial institution, plus interest at a negotiated rate. In a reverse repurchase transaction, the Fund “buys” securities issued from a broker- dealer or financial institution, subject to the obligation of the broker- dealer or financial institution to repurchase such securities at the price paid by the Fund, plus interest at a negotiated rate. The use of repurchase and reverse repurchase agreements by the Fund involves certain risks. For example, if the seller of securities to the Fund under a reverse repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. It is possible, in a bankruptcy or liquidation scenario, that the Fund may not be able to substantiate its interest in the underlying securities. Finally, if a seller defaults on its obligation to repurchase securities under a reverse repurchase agreement, the Fund may suffer a loss to the extent that it is forced to liquidate its position in the market, and proceeds from the sale of the underlying securities are less than the repurchase price agreed to by the defaulting seller. Similar elements of risk arise in the event of the bankruptcy or insolvency of the buyer.

U.S. Government Obligations

While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). A downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S. government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

Special Situations

The Fund may make Direct Investments in or invest in Investment Funds that invest in issuers involved in (or that are the target of) acquisition attempts or tender offers, or issuers involved in work outs, liquidations, spin offs, reorganizations, bankruptcies and similar transactions. In any Investment involving any such type of business enterprise, there exists the risk that the transaction in which such business enterprise is involved will be unsuccessful, will take considerable time or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Fund or the Investment Fund of the security or other financial instrument in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Fund or the Investment Fund may be required to sell the Investment at a loss. Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled issuers in whom the Fund or an Investment Fund may invest, there is a potential risk of loss by the Fund and such Investment Fund of their entire Investment in such issuers.

Use of Leverage by Investment Funds

The Investment Funds may acquire assets subject to existing financing or may obtain new financing and may incur secured or unsecured indebtedness at the asset level and/or the Investment Fund level, subject to any restrictions set forth in the Investment Funds’ governing documents. In addition, the Investment Funds, or subsidiaries thereof, may obtain a subscription facility to finance investments, which may be secured by a pledge of the unfunded commitments to an Investment Fund.

As a result of dislocations in the credit markets, it may be difficult or impossible for the Investment Funds to obtain financing on terms that the Underlying Managers would otherwise deem favorable. Further, the state of the credit markets may limit the amount of leverage available to the Investment Funds to finance investments, which may, in turn, have a material adverse effect on the Investment Funds’ ability to achieve their targeted rates of return. The Investment Funds may take advantage of those opportunities where sellers of assets offer favorable financing terms to entice buyers. Although such financing opportunities have been available in the past, no assurances can be given that such financing opportunities will continue to be available. If borrowed funds are not then available or are not then available on favorable terms, the Investment Funds may not have the working capital which they require to conduct operations as anticipated, or may not have the capital needed to participate in attractive investment opportunities.

Should an Investment Fund obtain substantial leverage, such leverage will increase the Investment Fund’s exposure to adverse economic factors, such as significantly rising interest rates, severe economic downturns, further real estate downturns or deteriorations in the condition of its investments or one or more geographic markets in which Investments are located. In the event the investments are unable to generate sufficient cash flow to meet principal and interest payments on an Investment Fund’s indebtedness, as well as pay other operating expenses of the Investment Fund (most of which will be fixed in nature), the Investment Fund’s return on its investments would likely be significantly reduced or even eliminated. Moreover, the presence of debt creates significant additional risks, such as: (i) lending institutions may have rights to participate in certain decisions relating to the management of an Investment Fund or its investments; (ii) financial obligations of an Investment Fund will have to be repaid before its investors (including the Fund) will be able to receive a return, if any; and (iii) cash flow from operations may be insufficient to pay an Investment Fund’s debt service, potentially resulting in capital calls being made on the Fund or foreclosure on the collateral given by the Investment Fund to secure its obligations under such debt. Any inability of an Investment Fund to repay such borrowings could result in a reduction or complete loss of the Shareholders’ investments in the Fund.

Hedging Transactions

The Fund or an Investment Fund may from time to time purchase or sell various financial instruments designed to mitigate risk associated with its investments, including forwards, swaps or options on currencies or interest rates, securities and indices. When determining whether a hedging transaction is appropriate, it is expected that the Adviser and the Investment Funds will take currency risks, interest rate risks and specific credit risks into particular consideration. However, it is generally impossible to fully hedge an investment given the uncertainty as to the amount and timing of projected cash flows and investment returns, if any, on the investments. Conversely, at times the Adviser or an Underlying Manager may believe that it is not advisable to enter into hedging transactions and instead elect to remain unhedged against particular types of risks that in other cases the Fund or the Investment Fund may hedge against, or the Adviser or an Underlying Manager may determine not to engage in hedging transactions at all. Accordingly, the Fund and Investment Funds may be exposed to fluctuations in interest rates or currencies and other market conditions.

The success of any hedging transactions will be subject to the Adviser and the Underlying Manager’s ability to predict correlations between the value of the Fund and the Investment Fund’s assets, respectively, the value, composition and timing of income generated by the Fund and Investment Fund’s assets and the direction of currency exchange rates, interest rates and securities prices and similar matters. Therefore, while the Fund and the Investment Funds may enter into hedging transactions to seek to reduce actual and/or perceived risks, unanticipated changes in values, compositions and/or timing may result in a worse overall performance for the Fund and the Investment Funds than if they had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary, potentially leaving the Fund or an Investment Fund with exposure to all or a portion of the risks being hedged.

Lending Risk

The Fund and the Investment Funds may invest in loans that a face exposure to adverse business, financial or economic conditions which could lead to the issuer’s inability to meet timely interest and principal payments. The market values of certain loans tend to reflect individual corporate developments to a greater extent than do higher rated loans, which react primarily to fluctuations in the general level of interest rates. It is highly likely that a major economic recession could have a materially adverse impact on the value of such investments. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of the loans. Loans involve the risk that the obligor either cannot or will not fulfill its obligations under the terms of the loan documents. In evaluating credit risk, the Adviser and the Underlying Managers will often rely upon information provided by the obligor, which may be materially inaccurate or fraudulent. Any actual default, or any circumstance that increases the possibility of such a default, could have a material adverse effect on the Fund or an Investment Fund.

Risks of Investment in Real Estate Funds

The Fund may make Direct Investments in securities that provide exposure to real estate assets, or invest in Investment Funds that invest in real estate. These Investments are subject to all the risks inherent in investing in private equity, private equity-related or real estate and real estate-related investments, which risks may be increased by the use of leverage. These risks include liquidity risk, general macroeconomic, microeconomic and local economic risk associated with an industry or asset class, fluctuations in valuations of a company, asset, operating business or real estate values, the financial resources of the company or for real estate the tenants, vacancies, rent strikes, changes in tax, zoning, building, environmental and other applicable laws, rent control laws, real property tax rates, changes in interest rates and the availability of mortgage funds; the ability of the company or asset to obtain financing or extend its financing. Such risks also include fluctuations in occupancy rates, rent schedules and operating expenses, or cost of operating the asset or company which could adversely affect the value of the properties as well as the ability for a management team to optimally or effectively operate or manage the asset or company or control the costs associated with operating or managing the asset or company. There can be no assurance of profitable operations for any private equity investment or real estate property or the repayment of any debt investment. The cost of operating a property may exceed the rental income or cash flow it generates, and the Fund and the Investment Fund may have to advance funds to protect an equity investment, forgo the receipt of interest income on debt investments, or may be required to dispose of investments on disadvantageous terms if necessary to raise needed funds. Because real estate, like many other types of long-term investments, historically has experienced significant fluctuations and cycles in value, specific market conditions may result in occasional or permanent reductions in the value of real property interests. In addition, general economic conditions in the United States and abroad, as well as conditions of domestic and international financial markets, may adversely affect operations of real estate Investment Funds. In addition, investments in real property may cause non-U.S. investors to recognize “effectively connected income,” which may affect the tax liabilities of non-U.S. investors. See “TAXES.”

Concentration of Investments

There are no limitations imposed by the Adviser as to the amount of Fund assets that may be invested in (i) any one Fund Investment, (ii) in other investments managed by a particular Underlying Manager or its affiliates, (iii) indirectly in any single industry or (iv) in any issuer. In addition, an investment portfolio may consist of a limited number of companies and may indirectly be concentrated in a particular industry area or group. The Fund will not knowingly concentrate its assets in any single industry.

Investment Funds generally are not subject to industry concentration restrictions on their investments and, in some cases, may invest 25% or more of the value of their total assets in a single industry or group of related industries. It is possible that, at any given time, the assets of Investment Funds in which the Fund has invested will, in the aggregate, be invested in a single industry or group of related industries constituting 25% or more of the value of their combined total assets. Because these circumstances may arise, the Fund is subject to greater investment risk to the extent that a significant portion of its assets may at times be invested, through investments the Fund makes in the Investment Funds, in the securities of issuers engaged in similar businesses that are likely to be affected by the same market conditions and other industry-specific risk factors. Investment Funds are not generally required to provide current information regarding their investments to their investors (including the Fund). Thus, the Fund and the Adviser may not be able to determine at any given time whether or the extent to which Investment Funds, in the aggregate, have invested 25% or more of their combined assets in any particular industry. Accordingly, the Fund’s investment portfolio may at times be significantly concentrated, both as to managers, industries and/or individual companies. Such concentration could offer a greater potential for capital appreciation as well as increased risk of loss. Such concentration may also be expected to increase the volatility of the Fund’s investment portfolio. The Fund is, however, subject to the asset diversification requirements applicable to RICs. See “CERTAIN TAX CONSIDERATIONS.”

Industry-Specific Risks

The Fund may invest from time to time in Investment Funds that focus on a particular industry or sector. There is a chance that there will be particular problems affecting an entire industry. Any fund that concentrates on a particular industry will generally be more volatile than a fund that invests more broadly. The performance of an Investment Fund that invests a substantial portion of its assets in a particular industry/sector will largely depend on the overall condition of such industry.

Foreign Investments

The Fund may invest in Investment Funds that hold portfolio investments outside of the United States. Foreign investments involve certain factors not typically associated with investing in U.S. businesses and securities. For instance, investments in non-U.S. businesses (i) may require government approvals under corporate, securities, exchange-control, non-U.S. investment and other similar laws and regulations, and (ii) may require financing and structuring alternatives and exit strategies that differ substantially from those commonly in use in the U.S. In addition, such risks of non-U.S. investing may include, in general, risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and various foreign currencies in which an Investment Fund’s investments are denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences between the U.S. and foreign securities markets, including potential price volatility in and relative illiquidity of some foreign securities markets, the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation; (iii) certain economic and political factors, including potential exchange control regulations and restrictions on foreign investment and repatriation of capital, the risks of political, economic or social instability and the possibility of expropriation or confiscatory taxation; and (iv) the possible imposition of foreign taxes on income and gain recognized with respect to such securities.

Additionally, various countries have seen significant internal conflicts and, in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Fund’s investments.

Recent examples of the above include conflict, loss of life and disaster connected to ongoing armed conflict in Europe and the Middle East. The extent, duration and impact of these conflicts, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities and commodities. These impacts could negatively affect the Fund’s investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity. In addition, to the extent new sanctions are imposed or previously relaxed sanctions are reimposed (including with respect to countries undergoing transformation), complying with such restrictions may prevent the Fund from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact the Fund’s ability to achieve their investment objectives, prevent the Fund from receiving payments otherwise due, increase diligence and other similar costs to the Fund, render valuation of affected investments challenging, or require the Fund to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect the Fund’s performance with respect to such investments, and thus the Fund’s performance as a whole.

Risks Related to Investing in Europe

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. The Fund cannot predict for how long economic conditions will continue to impact the European markets adversely, or to what degree economic conditions will deteriorate further. Any further decline in the performance of national economies or the credit markets in European countries could have a negative impact on general economic and market conditions in Europe and globally. These events could negatively affect the value and liquidity of the Fund’s investments in the Investment Funds.

No Assurances as to Resale of Portfolio Investments

There can be no assurances that the Fund will be able to sell or otherwise dispose of an Investment at a time that the Adviser considers to be economically opportune or at all.

Reliance on Underlying Managers

The Fund and the Adviser do not have an active role in the day to day management of the Investment Funds or the assets managed by the Underlying Managers. Moreover, neither the Fund nor the Adviser have the opportunity to evaluate the specific investments made by any Investment Fund prior to the consummation of such investments. While considering an Investment Fund for investment and during the period the Fund holds such an investment, the Adviser will often have only a limited opportunity to confirm the accuracy of information received from Underlying Managers. Investment Funds may carry their investments at cost or may employ another valuation method that may differ from the fair market value of such investments. Generally, there will be no independent pricing source for interests in Investment Funds. The returns of the Fund depend in part on the performance of these unrelated investment managers over which the Fund has no control and could be adversely affected by the unfavorable performance of one or more Underlying Managers. The Adviser will attempt to evaluate each Investment Fund based on an analysis of its investment portfolio at the time of investment from available information, criteria such as the performance history of the Investment Funds or other funds managed by such Underlying Managers, and the investment strategies of the Investment Funds. Past performance may not, however, be a reliable indicator of future results, and Underlying Managers, investment management personnel and investment strategies of any Investment Fund in which the Fund invests may change without the consent of the Fund.

Valuation Uncertainty and Acquisition Risk

The overall performance of the Fund will depend in large part on the purchase price paid by the Fund for its Investments, which is typically determined by reference to the carrying values most recently reported by the Investment Funds and other available information. Investment Funds are generally not obligated to update any valuations in connection with a transfer of interests on a secondary basis, and such valuation may not be indicative of current or ultimate realizable values. Moreover, there is no established market for secondary investments or for the privately held portfolio companies in which the Investment Funds may own securities, and there may not be any comparable companies with public market valuations. As a result, the valuation of secondary investments may be based on limited information and is subject to significant uncertainty. Generally, the Fund will not purchase interests directly from the issuers, will not have the opportunity to negotiate the terms of the interests being purchased or any special rights or privileges, and expects to hold its secondary investments on a long-term basis. As a result, the performance of the Fund will be adversely affected if valuations assumed by the Adviser in negotiating purchases of investments prove to be too high. The Fund may also encounter portfolio sales or other situations where, in order to make investments considered desirable, the Fund is required to make other investments considered less desirable or for which it is less comfortable with the estimated valuations.

Diversification Risk

The Investment Funds in which the Fund may invest may participate in a limited number of portfolio investments and, as a consequence, the aggregate return of the Investment Funds may be substantially adversely affected by the unfavorable performance of even a single portfolio investment.

Control of Invested Funds

An Investment Fund (alone, or together with other investors) may be deemed to have a control position with respect to some portfolio companies in which it invests which could expose it to liabilities not normally associated with minority equity investments, such as additional risks of liability for environmental damage, product defects, failure to supervise management, violation of governmental regulations and other types of liability in which the limited liability generally characteristic of business operations may be ignored.

Accounting Standards

The Investment Funds may make investments in countries where generally accepted accounting standards and practices differ significantly from those practiced in the U.S. The evaluation of potential investments and the ability to perform due diligence may be adversely affected. The financial information appearing on the financial statements of a company operating in one or more European countries may not reflect its financial position or results of operations in the way they would be reflected if the financial statements had been prepared in accordance with accounting principles generally accepted in the U.S.

Lack of Control Over Investments

An Investment Fund may hold minority or non-controlling interests in a number of its private equity or real estate investments. Accordingly, the Investment Funds may be unable to exercise control over their investments, and the shareholders with the controlling interests in such investments may be able to take actions, which adversely affect the value of the investment or the Fund’s interest therein.

Risks Related to Underlying Managers

Competition for Investment Opportunities

Numerous investors will be competing with the Investment Funds for desirable investment opportunities. Because of this competition, the Investment Funds might not be able to participate in attractive investments that would otherwise be available to them. In addition, competition for investments also tends to increase the pre-money value of prospective issuers of portfolio securities, which may adversely affect investment returns.

Difficulty of Locating Suitable Investments

Although it is anticipated that the principals of the Underlying Managers have been successful in identifying attractive and opportune investments in the past, the Investment Funds may be unable to find a sufficient number of attractive opportunities to meet its investment objectives or fully invest their committed capital.

General Private Investment Risks

Many of the investments by Investment Funds will involve private securities and, therefore, may include significant risks not otherwise present in public market investments. The Investment Funds’ investments may involve highly speculative investment techniques, including highly concentrated portfolios, investments in unproven technologies, less-developed companies, control positions and illiquid investments.

In connection with the disposition of an investment in private securities, an Investment Fund may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. The Investment Fund also may be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate. These arrangements may result in the incurrence of contingent liabilities that may ultimately yield funding obligations that must be satisfied by the investors of the Investment Fund, including the Fund, to the extent of distributions made to such investors.

No Control over Issuers of Portfolio Securities of Investment Funds

The Investment Funds may from time to time acquire substantial positions in the securities of particular issuers. Nevertheless, the Fund will likely not obtain or seek to obtain representation on the board of directors of any issuer of securities held by any Investment Fund. Therefore, the success of each investment made by an Investment Fund will largely depend on the ability and success of the management of the issuers of such securities in addition to economic and market factors.

Limited Liquidity of Investments

The Investment Funds will likely purchase restricted securities that are not traded in public markets. Restricted securities generally are difficult or impossible to sell at prices comparable to the market prices of securities of similar companies that are publicly traded. No assurance can be given that a public market for securities held by the Investment Funds will develop. It is highly speculative whether and when an issuer will be able to register its securities with any governmental securities authority (such as the SEC) so that they become eligible for trading in public markets. In many cases, investments in privately held companies will be long-term in nature and may require many years from the date of initial investment before disposition.

The Fund will acquire privately offered interests in Investment Funds. Such interests have not been registered under foreign or U.S. securities laws and, as a result, are not readily transferable. Withdrawals from those Investment Funds are also usually severely restricted. Consequently, the Fund may be unable to liquidate readily its interests in such Investment Funds.

Time Required for Maturity of Investments

The Adviser anticipates that significant time will generally be required before an investment made by an Investment Fund will reach a state of maturity such that a disposition of outstanding securities can be considered, and frequently require even longer periods before such disposition can occur. It is unlikely that any significant distributions generated from dividends received from, or disposition or liquidation of, an Investment Fund’s investments will be made until the later years of the term of the Fund, if at all. The Adviser can offer no assurance that Shareholders will realize a return with respect to their investments in the Fund within a reasonable time, or at all.

Third-Party Involvement; Non-Control Investments

The Investment Funds may co-invest with third parties through partnerships, joint ventures or other entities. Risks of such joint investments by the Investment Funds may include the existence of inconsistent economic or business goals with the third-party partner. Furthermore, the Investment Funds may be subject to liability for the actions of their third-party partners. The Investment Funds may make investments too small to permit the Underlying Managers of the Investment Funds to exercise control over the issuers of the portfolio securities held by such Investment Funds. The performance of such investments will be subject in large part to the expertise and ability of the parties exercising control over such investments and the Investment Funds’ investment would be subject to the investment objective of such parties.

Expedited Transactions

Investment analyses and decisions by an Underlying Manager may frequently be required to be undertaken on an expedited basis to take advantage of investment opportunities. In such cases, the information available to the Underlying Manager at the time an investment decision is made may be limited, and the Underlying Manager may not have access to detailed information regarding the investment. Therefore, no assurance can be made that the Underlying Manager will have knowledge of all circumstances that may adversely affect an investment.

Litigation

Litigation can and does occur in the ordinary course of the management of an investment portfolio of securities. An Investment Fund may be engaged in litigation both as a plaintiff and as a defendant. This risk is somewhat greater where an Investment Fund exercises control or significant influence over the direction of a portfolio investment or portfolio company, including as a result of board or advisory committee participation. Such litigation can arise as a result of issuer default, issuer bankruptcies and/or other reasons. In certain cases, such issuers may bring claims and/or counterclaims against an Investment Fund, its Underlying Manager and/or their respective principals and affiliates alleging violations of securities laws and other typical issuer claims and counterclaims seeking significant damages. The expense of defending against claims made against an Investment Fund by third parties and paying any amounts pursuant to settlements or judgments would be borne by the Investment Fund to the extent that (i) the Investment Fund has not been able to protect itself through indemnification or other rights against the portfolio companies, (ii) the Investment Fund is not entitled to such protections or (iii) the portfolio company is not solvent. An Investment Fund’s Underlying Manager and others may be indemnified by the Investment Fund, as noted above, in connection with such litigation, subject to certain conditions.

Liquidity Risk

An investment in the Shares, unlike an investment in a traditional listed closed-end fund, may be illiquid. Unlike traditional listed closed-end funds, the Fund has not listed the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares unless they are listed on a securities exchange, if at all. Even if a secondary market develops, there can be no assurances that such a market will be efficient. In addition, although the Fund will conduct quarterly repurchase offers of its Shares, there is no guarantee that all tendered Shares will be accepted for repurchase or that shareholders will be able to sell all of the Shares they desire in a quarterly repurchase offer. In certain instances, repurchase offers may be suspended or postponed. See “TENDER OFFERS/OFFERS TO REPURCHASE” and “TENDER/REPURCHASE PROCEDURES.”

An investment in Shares is not suitable for investors who need access to the money they invest in the short term or within a specified timeframe. Unlike open-end funds (commonly known as mutual funds) which generally permit redemptions on a daily basis, Shares will not be redeemable at an investor’s option (other than pursuant to the Fund’s repurchase policy, as defined herein). The NAV of the Shares may be volatile. As the Shares are not traded, investors may not be able to dispose of their investment in the Fund no matter how poorly the Fund performs. The Fund is designed for long-term investors and not as a trading vehicle. Moreover, the Shares will not be eligible for “short sale” transactions or other directional hedging products.

The Fund’s investments are also subject to liquidity risk, which exists when particular investments of the Fund are difficult to purchase or sell, possibly preventing the Fund from selling such illiquid investments at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Illiquid Investment Risk

The Fund will invest in restricted securities and other investments which are illiquid. The Fund may also make investments that could become less liquid in response to market developments or geopolitical events such as sanctions, trading halts or wars, or adverse investor perceptions. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the Securities Act.

Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the prevailing price when it decided to sell. The Fund may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which it purchased such securities. The Fund’s portfolio may include a number of investments for which no market exists and which have substantial restrictions on transferability.

Additionally, the Fund’s repurchase process could involve substantial complications and delays, as the ability of the Fund to honor repurchase requests is dependent in part upon the Fund’s ability to make withdrawals from private Investment Funds which may be delayed, suspended altogether or not possible because, among other reasons, (i) many private Investment Funds permit withdrawals only on an infrequent basis, which timing is not likely to coincide with the repurchase dates of the Fund, (ii) some private Investment Funds may impose limits (known as “gates”) on the aggregate amount that a shareholder or all shareholders in the private Investment Funds may withdraw on any single withdrawal date, and (iii) the private Investment Funds portfolios may include investments that are difficult to value and that may only be able to be disposed of at substantial discounts or losses.

In addition, the Fund’s interests in the private Investment Funds are subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from a private Investment Funds pursuant to limited withdrawal rights. Some private Investment Funds also may suspend the repurchase rights of their shareholders, including the Fund, from time to time. The illiquidity of these interests may adversely affect the Fund were it to have to sell interests at an inopportune time. Overall, the types of restrictions on investments by the private Investment Funds affect the Fund’s ability to invest in, hold, vote the shares of, or sell the private Investment Funds. Furthermore, the Fund, upon its withdrawal of all or a portion of its interest in a private Investment Funds, may receive an in-kind distribution of securities that are illiquid or difficult to value and difficult to dispose of.

Repurchase Policy Risk

Repurchases of Shares will reduce the amount of outstanding Shares and, thus, the Fund’s net assets. To the extent that additional Shares are not sold, a reduction in the Fund’s net assets may increase the Fund’s expense ratio (subject to the Adviser’s reimbursement of expenses) and limit the investment opportunities of the Fund.

If a repurchase offer is oversubscribed by Shareholders, the Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder. In addition, because of the potential for such proration, Shareholders may tender more Shares than they may wish to have repurchased in order to ensure the repurchase of a specific number of their Shares, increasing the likelihood that other Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund. To the extent Shareholders have the ability to sell their Shares to the Fund pursuant to a repurchase offer, the price at which a Shareholder may sell Shares, which will be the NAV per Share most recently determined as of the last day of the offer, may be lower than the price that such Shareholder paid for its Shares.

The Fund may find it necessary to hold a portion of its net assets in cash or other liquid assets, sell a portion of its portfolio investments or borrow money in order to finance any repurchases of its Shares. The Fund may accumulate cash by holding back (i.e., not reinvesting or distributing to Shareholders) payments received in connection with the Fund’s investments, which could potentially limit the ability of the Fund to generate income. The Fund also may be required to sell its more liquid, higher quality portfolio investments to purchase Shares that are tendered, which may increase risks for remaining Shareholders and increase Fund expenses. Although most, if not all, of the Fund’s investments are expected to be illiquid and the secondary market for such investments is likely to be limited, the Fund believes it would be able to find willing purchasers of its investments if such sales were ever necessary to supplement such cash generated by payments received in connection with the Fund’s investments. However, the Fund may be required to sell such investments during times and at prices when it otherwise would not, which may cause the Fund to lose money. The Fund may also borrow money in order to meet its repurchase obligations. There can be no assurance that the Fund will be able to obtain financing for its repurchase offers. If the Fund borrows to finance repurchases, interest on any such borrowings will negatively affect Shareholders who do not tender their Shares in a repurchase offer by increasing the Fund’s expenses (subject to the Adviser’s reimbursement of expenses) and reducing any net investment income. The purchase of Shares by the Fund in a repurchase offer may limit the Fund’s ability to participate in new investment opportunities.

In the event a Shareholder chooses to participate in a repurchase offer, the Shareholder will be required to provide the Fund with notice of intent to participate prior to knowing what the repurchase price will be on the repurchase date. Although the Shareholder may have the ability to withdraw a repurchase request prior to the repurchase date, to the extent the Shareholder seeks to sell Shares to the Fund as part of a repurchase offer, the Shareholder will be required to do so without knowledge of what the repurchase price of the Shares will be on the repurchase date. It is possible that general economic and market conditions could cause a decline in the NAV per Share prior to the repurchase date. See “TENDER OFFERS/OFFERS TO REPURCHASE” and “TENDER/REPURCHASE PROCEDURES” below for additional information on, and the risks associated with, the Fund’s repurchase policy.

Real Estate Investments Risk

The Fund does not intend to do so directly, but an Underlying Fund may acquire, directly or indirectly, debt and/or equity interests in real estate. The real estate investments of the Underlying Fund will be subject to the risks generally incident to the ownership of real property, including uncertainty of cash flow to meet fixed and other obligations; adverse changes in local market conditions, population trends, neighborhood values, community conditions, general economic conditions, local employment conditions, interest rates, and real estate tax rates; changes in fiscal policies; competition from other properties; and uninsured losses and other risks that are beyond the control of the Fund and Underlying Fund, such as the threat of terrorism and their consequences. There can be no assurance of profitable operations because the cost of owning the Underlying Fund’s real estate investments may exceed the income produced, particularly since certain expenses related to real estate and its development and ownership, such as property taxes, utility costs, maintenance costs and insurance, tend to increase over time and are largely beyond the control of the owner. Certain real estate investment opportunities may originate from owners who are insolvent or in serious financial difficulty. As a result, the recourse to the sellers and/or the standards by which such properties are being serviced or operated may be adversely affected.

With respect to particular real estate credit investments, real estate debt instruments that are in default may require a substantial amount of workout negotiations and/or restructuring, which may entail, among other things, a substantial reduction in the interest rate and/or a substantial write-down of the principal of such debt instruments. Even if a restructuring were successful, a risk exists that upon maturity of such real estate debt instrument, replacement “takeout” financing will not be available. Real estate risks typically include fluctuations in the real estate markets, slowdown in demand for the purchase or rental of properties, changes in the relative popularity of property types and locations, the oversupply of a certain type of property, changes in regional, national and international economic conditions, adverse local market conditions, the financial conditions of tenants, buyers and sellers of properties, changes in building, environmental, zoning and other laws and other governmental rules and fiscal policies, changes in real property tax rates or the assessed values of the investments, changes in interest rates and the availability or terms of debt financing, changes in operating costs, risks due to dependence on cash flow, environmental claims arising in respect of real estate acquired with undisclosed or unknown environmental problems or as to which inadequate reserves had been established, uninsured casualties, risks due to dependence on cash flow and risks and operating problems arising out of the presence of certain construction materials, unavailability of or increased cost of certain types of insurance coverage, such as terrorism insurance, fluctuations in energy prices, acts of God, natural disasters and uninsurable losses, acts of war (declared and undeclared), terrorist acts, strikes and other factors which are not within the control of the Adviser.

REITs Risk

The Fund may invest in Underlying Funds that invest in vehicles that are intended to qualify as real estate investment trusts (“REITs”). The risks of investing in REITs include certain risks associated with the real estate industry in general (see “Real Estate Investment Risks” above). Investments in REITs also involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. In addition, to the extent an Underlying Fund holds interests in REITs, investors in the Fund bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the REIT level). In addition, REITs may fail to qualify for the favorable tax treatment available to REITs or may fail to maintain their exemptions from investment company registration. Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no guarantee that any entity in or through which the Underlying Fund invests will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Underlying Fund were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Fund’s yield on that investment and could adversely affect the Fund’s NAV.

Valuation Risk

The value of the Fund’s investments will be difficult to ascertain and the valuations provided in respect of the Investment Funds and other private securities will likely vary from the amounts the Fund would receive upon withdrawal of its investments. While the valuation of publicly-traded securities are more readily ascertainable, the Fund’s ownership interest in the Investment Funds and other private securities are not publicly traded and the Fund will depend on appraisers, service providers and Underlying Managers to provide a valuation, or assistance with a valuation, of the Fund’s investment. Any such valuation is a subjective analysis of the fair market value of an asset and requires the use of techniques that are costly and time-consuming and ultimately provide no more than an estimate of value. Moreover, the valuation of the Fund’s investment in a private Investment Fund, as provided by an Underlying Manager as of a specific date, may vary from the fair value of the investment that may be obtained if such investment were sold to a third party.

For information about the value of the Fund’s investment in private Investment Funds, the Adviser will be dependent on information provided by the private Investment Funds, including quarterly unaudited financial statements which, if inaccurate, could adversely affect the Adviser’s ability to value accurately the Fund’s Shares. The Adviser faces conflicts of interest in assisting with the valuation of the Fund’s investments, as the value of the Fund’s investments will affect the Adviser’s compensation.

If at any time the stated NAV of the Fund is lower than its true value, those investors who have their Shares repurchased at such time will be underpaid and investors who retain their Shares would be adversely affected if more Shares were to be issued at the low price than are repurchased at that price. Conversely, if the Fund’s stated NAV is higher than its true value, those investors who purchase Shares at such time will overpay, and if repurchases of Shares based on a high stated NAV were to exceed purchases of Shares at that value, investors who do not have their Shares repurchased will be adversely affected. In addition, investors would be adversely affected by higher fees payable to the Adviser if the gross asset value of the Fund is overstated.

As a result, the NAV of the Fund, as determined based on the fair value of its investments in private Investment Funds, may vary from the amount the Fund would realize on the withdrawal of its investments from the private Investment Funds. This could adversely affect shareholders whose Shares are repurchased as well as new shareholders and remaining shareholders. For example, in certain cases, the Fund might receive less than the fair value of its investment in connection with its withdrawal of its investment from a private Investment Fund, resulting in a dilution of the value of the Shares of shareholders who do not tender their Shares in any coincident tender offer and a windfall to tendering shareholders; in other cases, the Fund might receive more than the fair value of its investment, resulting in a windfall to shareholders remaining in the Fund, but a shortfall to tendering shareholders. The Adviser will attempt to resolve any conflicts between valuations assigned by an Underlying Manager and fair value as determined by the Adviser by seeking information from the Underlying Manager and reviewing all relevant available information. Such review may result in a determination to change the fair value of the Fund’s investment. Shareholders in the Fund have no individual right to receive information about the private Investment Funds or the Underling Managers, will not be shareholders in the private Investment Funds, and will have no rights with respect to or standing or recourse against the private Investment Funds, Underlying Managers or any of their respective affiliates. Further, the Placement Agent does not have any responsibility or obligation to verify the valuation determinations made for the Fund’s investments, including valuation determinations with respect to the private Investment Funds. In no event is the Placement Agent responsible for any errors or inaccuracies with the Fund’s NAV in connection with its distribution of the Fund’s Shares or in connection with any other purpose.

Legislation and Regulatory Risk

At any time after the date of this Memorandum, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the assets in which the Fund or the Investment Funds invest. Legislation or regulation may also change the way in which the Fund or an Investment Fund is regulated. New or amended regulations may be imposed by the Commodity Futures Trading Commission, the SEC, the Federal Reserve or other financial regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund or the Investment Funds. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives. The Fund and the Investment Funds also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental authorities or self-regulatory organizations.

Business and Regulatory Risks

Legal, tax and regulatory changes (including laws relating to taxation of the Fund’s investments, trade barriers and currency exchange controls), as well as general economic and market conditions (such as interest rates, availability of credit, credit defaults, inflation rates and general economic uncertainty) and national and international political circumstances, may adversely affect the Fund. These factors may affect, among other things, the level of volatility of the prices of securities and real assets, the liquidity of the Fund’s investments and the availability of certain securities and investments. Volatility or illiquidity could impair the Fund’s returns or result in significant losses. Additionally, the securities markets are subject to comprehensive statutes and regulations and the regulatory environment for the Investment Funds is evolving. Changes in the regulation of registered funds, securities markets, the Investment Funds may adversely affect the value of investments held by the Fund and the ability of the Fund to successfully pursue its investment strategy. The effect of any future regulatory change on the Fund could be substantial and adverse.

The current presidential administration has called for and is seeking to quickly enact significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. Significant uncertainty exists with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Fund cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund’s business and the business of the Fund’s competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them.

AIFM Directive Risks

The Directive 2011/61/EU on Alternative Investment Fund Managers (the “Directive”), broadly, applies to any person or undertaking which provides investment management services to a collective investment undertaking (such person, an “AIF Manager”) and requires, generally that (i) any AIF Manager established or operating in the European Union intending to provide investment management services to an alternative investment vehicle established within or outside the European Union (“AIF”); and (ii) any non-European Union AIF Manager intending to manage an AIF established in the European Union, must be authorized under the Directive, and, in order to be so authorized, comply with certain requirements and meet certain criteria. The Directive imposes new regulatory obligations on authorized AIF Managers in respect of their activities and on the AIFs that they manage.

In addition, the Directive regulates the marketing of AIFs in the European Union. In particular, the Directive restricts the marketing by any non-EU AIF Manager of an AIF to investors in the European Union. A non-EU AIF Manager seeking to market an AIF is required to meet certain criteria and to satisfy additional regulatory requirements, including as to regulatory and investor disclosure. It may not be possible to market an Investment Fund in the European Union, which may result in the Investment Fund not being able to raise expected levels of assets, have an adverse effect on its ability to make investments and/or reduce the Investment Fund’s liquidity. In the event the Investment Fund is marketed in the European Union, compliance with the Directive may increase the Investment Fund’s operating expenses. It is not yet clear to what extent the implementation of the Directive will affect the operation of either the Investment Funds or the Underlying Managers.

Tax Risks

Special tax risks are associated with an investment in the Fund.

The Fund intends to elect to be treated and qualify each year as a RIC under Subchapter M of Subtitle A, Chapter 1 of the Code. As such, the Fund must satisfy, among other requirements, diversification and 90% gross income requirements, and a requirement that it distribute at least 90% of its income and net short-term gains in the form of deductible dividends.

Each of the aforementioned ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Fund obtain information from or about the private Investment Funds in which the Fund is invested. However, private Investment Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund’s income and the diversification of its assets, and otherwise to comply with Subchapter M of Subtitle A, Chapter 1 of the Code. Ultimately this may limit the universe of private Investment Funds in which the Fund can invest. The Fund expects to receive information from each Investment Fund regarding its investment performance on a regular basis.

Private Investment Funds and other entities classified as partnerships for U.S. federal income tax purposes may generate income allocable to the Fund that is not qualifying income for purposes of the 90% gross income test. In order to meet the 90% gross income test, the Fund may structure its investments in a manner that potentially increases the taxes imposed on income from such investments. Because the Fund may not have timely or complete information concerning the amount or sources of such a private Investment Funds income until such income has been earned by the private Investment Funds or until a substantial amount of time thereafter, it may be difficult for the Fund to satisfy the 90% gross income test.

In the event that the Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification tests or by disposing of non-diversified assets. Although the Code affords the Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified assets within six months, there may be constraints on the Fund’s ability to dispose of its interest in a private Investment Funds that limit utilization of this cure period. Curing a diversification test failure, in certain circumstances, will require the Fund to pay a penalty.

If the Fund were to fail to satisfy any of the RIC requirements, absent a cure, it would lose its status as a RIC under the Code. Such loss of RIC status could affect the amount, timing and character of the Fund’s distributions and would cause all of the Fund’s taxable income to be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a significant adverse effect on the value of the Shares.

Once it has elected to be taxed as a RIC under the Code, the Fund must distribute at least 90% of its investment company taxable income for each taxable year of the Fund, in a manner qualifying for the dividends-paid deduction, to qualify as a RIC, and must distribute substantially all its income in order to avoid a fund-level tax. The Fund will be subject to corporate tax on any undistributed investment company taxable income. In addition, if the Fund were to fail to distribute in a calendar year a sufficient amount of its income for such year, it will be subject to an excise tax. The determination of the amount of distributions sufficient to qualify as a RIC and avoid a fund-level income or excise tax will depend on income and gain information that must be obtained from the underlying private Investment Funds. The Fund’s investment in private Investment Funds may make it difficult to estimate the Fund’s income and gains in a timely fashion, which may increase the likelihood that the Fund will be liable for corporate and excise tax with respect to certain undistributed amounts.

In addition, the Fund invests in private Investment Funds located outside the United States. Such private Investment Funds may be subject to withholding tax on their investments in such jurisdictions. Any such withholding tax would reduce the return on the Fund’s investment in such Investment Funds.

The Fund intends to distribute at least 90% of its investment income and net short-term capital gains to shareholders in accordance with RIC requirements each year. Investors will be required each year to pay applicable federal and state income taxes on their respective shares of the Fund’s taxable income. Shareholders who reinvest their distributions will nonetheless be obligated to pay these taxes from sources other than Fund distributions.

Reliance on Key Persons Risk

The Fund relies on the services of certain executive officers who have relevant knowledge of private assets and familiarity with the Fund’s investment objective, strategies and investment features. The loss of the services of any of these key personnel could have a material adverse impact on the Fund.

Fund Capitalization Risk

There is a risk that the Fund may not continue to raise capital sufficient to maintain profitability and meet its investment objective. An inability to continue to raise capital may adversely affect the Fund’s diversification, financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements and tax diversification requirements.

Cybersecurity Risk

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber-attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber-attacks or other information security breaches in the future. In addition, the use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. Despite reasonable precautions, the risk remains that such incidents could occur, and that such incidents could cause damage to individual investors due to the risk of exposing confidential personal data about investors to unintended parties. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a Fund or its shareholders.

Technology Risk

As the use of Internet technology has become more prevalent, the Fund and its service providers and markets generally have become more susceptible to potential operational risks related to intentional and unintentional events that may cause the Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity. There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests to reduce technology and cyber security risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund.

Temporary Defensive Strategies Risk

When the Adviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its assets in cash or cash equivalents or accept lower current income from short-term investments rather than investing in high yielding long-term securities. In such a case, Shareholders of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objectives.

Potential Conflicts of Interest Risk

The Adviser and the portfolio managers of the Fund have interests which may conflict with the interests of the Fund. In particular, the Adviser manages and/or advises other investment funds or accounts with the same or similar investment objectives and strategies as the Fund. As a result, the Adviser and the Fund’s portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. The Adviser and the Fund’s portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purpose of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. Furthermore, it is theoretically possible that a portfolio manager could use the information obtained from managing a fund or account to the advantage of other funds or accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Fund. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of the Adviser invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Adviser or result in the Adviser receiving material, non-public information, or the Adviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if the Adviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients.

The portfolio managers also may engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to the Adviser which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. The Adviser and its affiliates may provide more services to some types of funds and accounts than others.

The Fund and Adviser have adopted policies and procedures that address the foregoing potential conflicts of interest, including policies and procedures to address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all accounts of the Adviser are treated equitably. There is no guarantee that the policies and procedures adopted by the Adviser and the Fund will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that the Adviser may manage or advise from time to time. For further information on potential conflicts of interest, see “Investment Management and Other Services - Conflicts of Interest” in the SAI.

Artificial Intelligence

Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

Limits of Risk Disclosures

The above discussions relate to the various principal risks associated with the Fund, its investments and Shares and are not intended to be a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Memorandum and consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Memorandum.

In view of the risks noted above, the Fund should be considered a speculative investment and prospective investors should invest in the Fund only if they can sustain a complete loss of their investment.

No guarantee or representation is made that the investment program of the Fund will be successful or that the Fund will achieve its investment objective.

MANAGEMENT OF THE FUND

The Board of Trustees

The Board has overall responsibility for the management and supervision of the business operations of the Fund on behalf of the Shareholders. A majority of the Board is and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”). To the extent permitted by the Investment Company Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the applicable fund, any committee of such board, or service providers. See “BOARD OF TRUSTEES AND OFFICERS” in the Fund’s SAI for the identities of the Trustees and executive officers of the Fund, brief biographical information regarding each of them, and other information regarding the election and membership of the Board.

The Adviser

Felicitas Global Partners, LLC serves as the investment adviser (the “Adviser”) of the Fund. The Adviser is an investment adviser registered with the SEC under the Advisers Act.

As of March 31, 2026, the Adviser had assets under management of approximately $838 million.

The Adviser and its affiliates serve as investment adviser to other funds that have investment programs which are similar to the investment program of the Fund, and the Adviser and/or its affiliates may in the future serve as an investment adviser or otherwise manage or direct the investment activities of other registered and/or private investment companies with investment programs similar to the investment program of the Fund. See “CONFLICTS OF INTEREST.”

PORTFOLIO MANAGER

The personnel of the Adviser who currently have primary responsibility for management of the Fund (each, a “Portfolio Manager”) are as follows:

BONAR CHHAY - Portfolio Manager

Mr. Chhay, CFA, joined the Adviser and its affiliated companies in 2012 and is currently Managing Partner and Founder of the Adviser. Prior thereto, from 2006 to 2012, Mr. Chhay helped manage the J. Paul Getty Trust’s global private equity portfolio and spearheaded major secondary-market transactions. From 2004 to 2006, Mr. Chhay served as an investment analyst, specializing on performing due diligence on alternative investments, at Contango Capital Advisors, the wealth management arm of Zions Bank. Mr. Chhay graduated from UC Berkeley with a Bachelor of Arts in Business Administration. Mr. Chhay is a holder of the right to use the Chartered Financial Analyst ® designation.

See “INVESTMENT MANAGEMENT AND OTHER SERVICES” in the SAI for additional information about the portfolio managers’ compensation, other accounts managed, and the portfolio managers’ ownership of Fund securities.

The Investment Management Agreement

The Investment Management Agreement (the “Investment Management Agreement”) between the Adviser and the Fund became effective as of [●] and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund, or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. See “VOTING.” The Investment Management Agreement will terminate automatically if assigned (as defined in the Investment Company Act) and is terminable at any time without penalty upon sixty (60) days’ written notice to the Fund by either the Board or the Adviser. A discussion regarding the basis for the Board’s approval of the Investment Management Agreement will be available in the Fund’s [semi-annual report] to shareholders for the fiscal period ended [December 31, 2026].

The Investment Management Agreement provides that, in the absence of willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any partner, director, officer or employee of the Adviser, or any of its affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Investment Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, of the Adviser or any member, manager, officer or employee of the Adviser, and any of its affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund.

Investment Management Fee

The Fund pays to the Adviser an investment management fee (the “Investment Management Fee”) in consideration of the advisory and other services provided by the Adviser to the Fund. Pursuant to the Investment Management Agreement, the Fund pays the Adviser a quarterly Investment Management Fee equal to 0.75% on an annualized basis of the Fund’s NAV as of each quarter-end, subject to certain adjustments. The Investment Management Fee will be paid to the Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. NAV means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund; provided that for purposes of determining the Investment Management Fee payable to the Adviser for any quarter, NAV will be calculated prior to any reduction for any fees and expenses of the Fund for that quarter, including, without limitation, the Investment Management Fee payable to the Adviser for that quarter.

PLACEMENT AGENT

[[●] (the “Placement Agent”) is the placement agent of the Shares of the Fund and is located at [●]. The Placement Agent is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc.

The Fund’s Shares are offered for sale through the Placement Agent at NAV. Shares of the Fund will not be listed on any national securities exchange and the Placement Agent will not act as a market maker in Shares of the Fund.

Under the Placement Agent Agreement with the Fund, the Placement Agent acts as the agent of the Fund in connection with the offering of Shares of the Fund. The Placement Agent continually distributes Shares of the Fund on a best efforts basis. The Placement Agent has no obligation to sell any specific quantity of Shares. The Placement Agent and its officers have no role in determining the investment policies of or which securities are to be purchased or sold by the Fund.

The Placement Agent may enter into agreements with selected investment advisers, broker-dealers, banks or other financial intermediaries for distribution of Shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than the Placement Agent, typically enter into such agreements.

These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Placement Agent. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, repurchase and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Memorandum in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary. The Placement Agent does not receive compensation from the Fund for its distribution services. The Adviser pays the Placement Agent a fee for certain placement agent-related services.

Pursuant to the Placement Agent Agreement, the Placement Agent is solely responsible for its costs and expenses incurred in connection with its qualification as a broker-dealer under state or federal laws. The Placement Agent Agreement also provides that the Fund will indemnify the Placement Agent and its affiliates and certain other persons against certain liabilities. Specifically, the Placement Agent Agreement provides that the Fund and the Adviser will indemnify, defend and hold the Placement Agent, its employees, agents, directors and officers and any person who controls the Placement Agent free and harmless from and against any and all claims arising out of or based upon (i) any material action (or omission to act) of the Placement Agent or its agents taken in connection with the Placement Agent Agreement; provided that such action (or omission to act) is taken without willful misfeasance, gross negligence or reckless disregard by the Placement Agent of its duties and obligations under the Placement Agent Agreement; (ii) any untrue or alleged untrue statement of a material fact contained in the Memorandum or related offering materials or any omission or alleged omission to state a material fact required to be stated in the Memorandum or related offering materials or necessary to make the statements in any Memorandum or related offering materials not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished in writing to the Fund or the Adviser in connection with the preparation of the Memorandum or related offering materials by or on behalf of the Placement Agent; (iii) any material breach of the agreements, representations, warranties and covenants by the Fund and the Adviser in the Placement Agent Agreement; or (iv) the reliance on or use by the Placement Agent or its agents or subcontractors of information, records, documents or services which have been prepared, maintained or performed by the Fund or the Adviser.

Shareholders purchasing Shares of the Fund are subject to a minimum initial investment for Shares of the Fund of $25,000].

The Adviser and/or its affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into selling agreements with the Placement Agent) from time to time in connection with the distribution of Shares and/or the servicing of Shareholders and/or the Fund. These payments will be made out of the Adviser’s and/or affiliates’ own assets and will not represent an additional charge to the Fund. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Shares of the Fund over other investment options. Contact your financial intermediary for details about revenue sharing payments it receives or may receive.

ADMINISTRATION

The Fund has retained UMB Fund Services, Inc. (the “Administrator”), whose principal business address is 235 West Galena Street, Milwaukee, WI 53212, to provide administrative services, and to assist with operational needs. The Administrator provides such services to the Fund pursuant to an administration agreement between the Fund and the Administrator (the “Administration Agreement”). The Administrator is responsible directly or through its agents for, among other things, providing the following services to the Fund; (1) maintaining a list of Shareholders and generally performing all actions related to the issuance and repurchase of Shares of the Fund, if any, including delivery of trade confirmations and capital statements; (2) providing certain administrative, clerical and bookkeeping services; (3) providing transfer agency services, services related to the payment of distributions, and accounting services; (4) computing the NAV of the Fund in accordance with U.S. generally accepted accounting principles (“GAAP”) and procedures defined in consultation with the Adviser; (5) overseeing the preparation of semi-annual and annual financial statements of the Fund in accordance with GAAP, quarterly reports of the operations of the Fund and information required for tax returns; (6) supervising regulatory compliance matters and preparing certain regulatory filings; and (7) performing additional services, as agreed upon, in connection with the administration of the Fund. The Administrator may from time to time delegate its responsibilities under the Administration Agreement to one or more parties selected by the Administrator, including its affiliates or affiliates of the Adviser.

In consideration for these services, the Fund pays the Administrator a administration fee out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Administrator is also reimbursed by the Fund for out-of-pocket expenses relating to services provided to the Fund, and receives a fee for transfer agency services. The Administration Fee and the other terms of the Administration Agreement may change from time to time as may be agreed to by the Fund and the Administrator.

The Administration Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Administrator and any partner, director, officer or employee of the Administrator, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of administration services for the Fund. The Administration Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund or the Administrator, or any partner, director, officer or employee of the Administrator, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

The Fund, the Placement Agent and the Fund’s transfer agent, may enter into arrangements with one or more financial intermediaries to provide sub-transfer agency, or sub-administration, and other services associated with shareholders whose shares are held of record in omnibus accounts, including platforms that facilitate trading and recordkeeping by financial intermediaries. In return for these services, the Fund, the Placement Agent or the Fund’s transfer agent may pay sub-transfer agency fees to such financial intermediaries. If paid by the Fund, these expenses will be included in “Other Expenses” under “Fund Fees and Expenses” in this Memorandum and will not be used for distribution purposes.

CUSTODIAN

UMB Bank, n.a., an affiliate of the Administrator (the “Custodian”), serves as a custodian of the assets of the Fund to which it is allocated and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is 1010 Grand Blvd., Kansas City, MO 64106.

TREASURY SERVICES

PINE Advisors LLC (“PINE”) provides treasury services to the Fund pursuant to service agreements. In consideration for these services, PINE is paid a monthly fee out of the assets of the Fund. The Fund also reimburses PINE for certain out-of-pocket expenses.

FUND EXPENSES

The Fund pays all of its expenses, or reimburses the Adviser or its affiliates to the extent they have previously paid such expenses on behalf of the Fund. The expenses of the Fund include, but are not limited to, any fees and expenses in connection with the offering and issuance of Shares; all fees and expenses reasonably incurred in connection with the operation of the Fund; all fees and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, and enforcing the Fund’s rights in respect of such investments; quotation or valuation expenses; the Investment Management Fee and the Administration Fee; brokerage commissions; interest and fees on any borrowings by the Fund; professional fees; research expenses (including, without limitation, expenses of consultants who perform fund manager due diligence research); fees and expenses of outside legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Fund), including foreign legal counsel; accounting, auditing and tax preparation expenses; fees and expenses in connection with repurchase offers and any repurchases or redemptions of Shares; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, sub-custodian, transfer agent, and registrar, and any other agent of the Fund; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions with any custodian or other agent engaged by the Fund; bank services fees; costs and expenses relating to any amendment of the Agreement and Declaration of Trust or other organizational documents of the Fund; expenses of preparing, amending, printing, and distributing the Memorandum and any other sales material (and any supplements or amendments thereto), reports, notices, other communications to Shareholders, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Shareholders’ meetings, including the solicitation of proxies in connection therewith; expenses of corporate data processing and related services; shareholder recordkeeping and account services, fees, and disbursements; expenses relating to investor and public relations; fees and expenses of the members of the Board who are not employees of the Adviser or its affiliates; insurance premiums; Extraordinary Expenses (as defined below); and all costs and expenses incurred as a result of dissolution, winding-up and termination of the Fund. The Fund may need to sell portfolio securities to pay fees and expenses, which could cause the Fund to realize taxable gains.

“Extraordinary Expenses” means all expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the rights against any person or entity; costs and expenses for indemnification or contribution payable to any person or entity; expenses of a reorganization, restructuring or merger, as applicable; expenses of holding, or soliciting proxies for, a meeting of shareholders (except to the extent relating to items customarily addressed at an annual meeting of a registered closed-end management investment company); and the expenses of engaging a new administrator, custodian or transfer agent.

The Adviser bears all of its expenses and costs incurred in providing investment advisory services to the Fund. In addition, the Adviser is responsible for the payment of the compensation and expenses of those officers of the Fund affiliated with the Adviser, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

The Fund bears directly certain ongoing offering costs associated with any periodic offers of Shares which will be expensed as they are incurred. Offering costs cannot be deducted by the Fund or the Shareholders.

[The Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, costs and expenses associated with leverage, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, financing fees and costs, and extraordinary expenses, such as litigation expenses) do not exceed 1.25% of the average daily net assets (the “Expense Limit”). Because taxes, costs and expenses associated with leverage, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, financing fees and costs, and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed [●]%. The Expense Limitation and Reimbursement may not be terminated before [●] and thereafter may be terminated by the Fund or the Adviser upon 30 days’ written notice. For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in effect at the time of the Waiver and the Expense Limit at the time of the recoupment.]

The Fund’s fees and expenses will decrease the net profits or increase the net losses of the Fund that are credited to Shareholders.

VOTING

Each Shareholder will have the right to cast a number of votes, based on the number of such Shareholder’s Shares, at any meeting of Shareholders called by the Board. Except for the exercise of such voting privileges, Shareholders will not be entitled to participate in the management or control of the Fund’s business and may not act for or bind the Fund.

SHAREHOLDER RIGHTS

Except for actions under the U.S. federal securities laws, the By-Laws (“By-Laws”) provide that by virtue of becoming a Shareholder, each Shareholder (i) irrevocably agrees that any claims, suits, actions or proceedings arising out of or relating in any way to the Trust, the Declaration of Trust or the By-Laws or asserting a claim governed by the internal affairs (or similar) doctrine, be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding, (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper, (iv) expressly waives any requirement for the posting of a bond by a party bringing such claim, suit, action or proceeding, (v) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (v) hereof shall affect or limit any right to serve process in any other manner permitted by law, and (vi) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding.

The designation of exclusive jurisdictions may make it more expensive for a Shareholder to bring a suit than if the Shareholder were permitted to select another jurisdiction. Also, the designation of exclusive jurisdictions and the waiver of jury trials limit a Shareholder’s ability to litigate a claim in the jurisdiction and in a manner that may be more convenient and favorable to the Shareholder.

CONFLICTS OF INTEREST

The Fund may be subject to a number of actual and potential conflicts of interest.

The Adviser and its affiliates engage in financial advisory activities that are independent from, and may from time to time conflict with, those of the Fund. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund. The Adviser and its affiliates may provide services to, invest in, advise, sponsor and/or act as Adviser to investment vehicles and other persons or entities (including prospective investors in the Fund) which may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund; which may compete with the Fund for investment opportunities; and which may, subject to applicable law, co-invest with the Fund in certain transactions. In addition, the Adviser and its affiliates and respective clients may themselves invest in securities that would be appropriate for the Fund. By acquiring Shares, each Shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest.

The Adviser has been granted an order of exemptive relief from the SEC that permits the Fund to participate in certain negotiated investments alongside other funds managed by the Adviser or certain of its affiliates outside the parameters of Section 17 of the Investment Company Act, subject to certain conditions, including (i) that a majority of the Trustees who have no financial interest in the co-investment transaction and a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act, approve the 17(d) investment and (ii) that the price, terms, and conditions of the 17(d) investment are identical for each fund participating pursuant to the exemptive relief. The Fund will not engage in 17(d) investments alongside affiliates unless such investments are permitted under the order granted to the Adviser or unless such investments are not prohibited by Section 17(d) of the Investment Company Act or interpretations of Section 17(d) as expressed in SEC no-action letters or other available guidance. The Fund could be limited in its ability to invest in certain investments in which the Adviser or its affiliates are investing or are invested. Furthermore, the Fund’s participation in co-investment transactions in reliance on the exemptive order may give rise to actual or perceived conflicts of interest among the Fund and the other participating accounts. For example, certain co-investment transactions may be more or less advantageous to the Fund relative to one or more other participating accounts. In addition, the Adviser may be incentivized to pursue a co-investment transaction for the Fund for reputational or other reasons that are not directly advantageous to the Fund.

Although the Adviser and its affiliates will seek to allocate investment opportunities among the Fund and their other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of the Adviser or its affiliates will be appropriate for the Fund or will be referred to the Fund. The Adviser and its affiliates are not obligated to refer any investment opportunity to the Fund.

The directors, partners, trustees, managers, members, officers and employees of the Adviser and its affiliates may buy and sell securities or other investments for their own accounts (including through funds managed by the Adviser or its affiliates). As a result of differing trading and investment strategies or constraints, investments may be made by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than investments made for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, the Fund and the Adviser have adopted codes of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund. The Codes of Ethics are available on the EDGAR Database on the SEC’s website at https://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email at publicinfo@sec.gov.

OUTSTANDING SECURITIES

There were no outstanding securities as of the date of the Memorandum.

TENDER OFFERS/OFFERS TO REPURCHASE

The Fund is not a liquid investment. No Shareholder will have the right to require the Fund to redeem its Shares. In addition, no public market exists for the Shares and the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares, as described below.

At the discretion of the Board and provided that it is in the best interests of the Fund and the Shareholders to do so, the Fund intends to, but is not obligated to, provide a limited degree of liquidity to the Shareholders by conducting repurchase offers generally quarterly. The Board will consider the following factors, among others, in making its determination for the Fund to make each repurchase offer:

•	the recommendation of the Adviser;

•	whether any Shareholders have requested to tender Shares or portions thereof to the Fund;

•	the liquidity of the Fund’s assets (including fees and costs associated with withdrawing from investments);

•	the investment plans and working capital requirements of the Fund;

•	the relative economies of scale with respect to the size of the Fund;

•	the history of the Fund in repurchasing Shares or portions thereof;

•	the availability of information as to the value of the Fund’s assets;

•	the economic condition of the securities markets and the economy generally as well as political, national or international developments or current affairs; and

•	the anticipated tax consequences to the Fund of any proposed repurchases of Shares or portions thereof.

The Adviser currently expects that it will generally recommend to the Board that, beginning on or about the [●] quarter of 2027, the Fund offer to repurchase Shares from Shareholders quarterly with tender offer valuation dates occurring on or about on or about March 31, June 30, September 30 and December 31 of each year (each, a “Valuation Date”); however, there can be no assurance that any such tender offers will be conducted on quarterly basis or at all. The Board may elect not to conduct a tender offer, notwithstanding the recommendation of the Adviser. The decision to offer to repurchase Shares is in the complete and absolute discretion of the Board. The Fund is not required to conduct tender offers.

In certain circumstances, the Board may require a Shareholder to tender its Shares. Any such redemption will be conducted consistent with the requirements of Rule 23c-2 under the Investment Company Act.

Shareholders whose written tenders of Shares are accepted by the Fund will be subject to the risk of fluctuations in the NAV of Shares until the Valuation Date. In addition, payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund’s investment-related expenses as a result of higher portfolio turnover rates.

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. An early repurchase fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

TENDER/REPURCHASE PROCEDURES

Due to liquidity restraints associated with the Fund’s investments in Investment Funds, it is presently expected that, under the procedures applicable to the repurchase of Shares, Shares will be valued as of the applicable Valuation Date. [The Fund will generally pay the value of the Shares repurchased (or as discussed below, 95% of such value if all Shares owned by a Shareholder are repurchased) no later than the 65th day after the deadline for Shareholders to tender Shares for repurchase as set forth in the applicable repurchase offer.] This amount will be subject to adjustment after completion of the annual audit of the Fund’s financial statements for the fiscal year in which the repurchase is effective. Shares may be repurchased prior to Investment Fund audits. To mitigate any effects of this, if all Shares owned by a Shareholder are repurchased, the Shareholder will receive an initial payment equal to 95% of the estimated value of the Shares (after adjusting for fees, expenses, reserves or other allocations or redemption charges) no later than the 65th day after the deadline for Shareholders to tender Shares for repurchase as set forth in the applicable repurchase offer, subject to audit adjustment, and the balance due will be determined and paid within two business days after completion of the Fund’s annual audit.

Under these procedures, Shareholders will have to decide whether to tender their Shares for repurchase without the benefit of having current information regarding the value of the Shares as of the Valuation Date. The Shareholder may inquire of the Fund, at the telephone number indicated within this Memorandum, as to the value of the Shares last determined. In addition, there will be a substantial period of time between the date as of which the Shareholders must tender the Shares and the date they can expect to receive payment for their Shares from the Fund. However, promptly after the expiration of a repurchase offer, Shareholders whose Shares are accepted for repurchase may be given non-interest bearing, non-transferable promissory notes by the Fund representing the Fund’s obligation to pay in cash an amount equal to the value, determined as of the valuation date, of the repurchased shares. Payment under the promissory note will be made by the Fund within 65 days after the deadline for Shareholders to tender Shares for repurchase as set forth in the applicable tender offer. Pursuant to the promissory note, if all of a shareholder’s shares are repurchased, the shareholder will receive an initial payment in cash equal to 95% of the value of the shares and the balance due will be paid in cash promptly (within two business days) after completion of the Fund’s audit. Any promissory notes will be held by the Fund Administrator and can be provided upon request by calling UMB Fund Services, Inc. at (888) 884-8810.

Repurchase of Shares by the Fund are subject to certain regulatory requirements imposed by SEC rules.

If the Board determines that the Fund will offer to repurchase Shares, written notice will be provided to Shareholders that describes the commencement date of the repurchase offer, specifies the date on which repurchase requests must be received by the Fund, and contains other terms and information Shareholders should consider in deciding whether and how to participate in such repurchase opportunity. The expiration date of the repurchase offer (the “Expiration Date”) will be a date set by the Board occurring no sooner than 20 business days after the commencement date of the repurchase offer, provided that such Expiration Date may be extended by the Board in its sole discretion. The Fund generally will not accept any repurchase request received by it or its designated agent after the Expiration Date. Each repurchase offer will be offered pursuant to the tender offer rules of the Securities Exchange Act of 1934.

Payment by the Fund upon a repurchase of Shares is expected to be made in cash. The Fund does not generally expect to distribute securities as payment for repurchased Shares except in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund or the Shareholders, or if the Fund has received distributions from Investment Funds in the form of securities that are transferable to the Fund’s Shareholders. Securities which are distributed in-kind in connection with a repurchase of Shares may be illiquid. Any in-kind distribution of securities will be valued in accordance with the Declaration of Trust and will be distributed to all tendering Shareholders on a proportional basis. See “CALCULATION OF NET ASSET VALUE; VALUATION.”

Following the commencement of an offer to repurchase Shares, the Fund may suspend, postpone or terminate such offer in certain circumstances upon the determination of a majority of the Board, including a majority of the Independent Trustees, that such suspension, postponement or termination is advisable for the Fund and its Shareholders, including, without limitation, circumstances as a result of which it is not reasonably practicable for the Fund to dispose of its investments or to determine its net asset value, and other unusual circumstances.

Each Shareholder whose Shares have been accepted for repurchase will continue to be a Shareholder of the Fund until the Valuation Date (and thereafter if the Shareholder retains Shares following such repurchase) and may exercise its voting rights with respect to the repurchased Shares until the Valuation Date. Moreover, the account maintained in respect of a Shareholder whose Shares have been accepted for repurchase will be adjusted for the net profits or net losses of the Fund through the Valuation Date, and such Shareholder’s account shall not be adjusted for the amount withdrawn, as a result of the repurchase, prior to the Valuation Date. Shareholders whose written tenders are not accepted by the Fund for payment prior to the expiration of forty business days from the commencement of the offer, have the right to withdraw their tender requests.

Payments for repurchased Shares may require the Fund to liquidate Investments earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Fund may, but need not, maintain cash or borrow money to meet repurchase requests. Such a practice could increase the Fund’s operating expenses and impact the ability of the Fund to achieve its investment objective.

A 2.00% early repurchase fee (the “Early Repurchase Fee”) will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. Therefore, Shares repurchased will be deemed to have been taken from the earliest purchase of Shares by such Shareholder (adjusted for subsequent net profits and net losses) until all such Shares have been repurchased, and then from each subsequent purchase of Shares by such Shareholder (adjusted for subsequent net profits and net losses) until such Shares are repurchased. An Early Repurchase Fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund. To the extent the Fund determines to waive, impose scheduled variations of, or eliminate an Early Repurchase Fee, it will do so consistently with the requirements of Rule 22d-1 under the Investment Company Act, and the Fund’s waiver of, scheduled variation in, or elimination of, the early repurchase fee will apply uniformly to all shareholders.

Other than the Early Repurchase Fee, the Fund does not presently intend to impose any charges on the repurchase of Shares. However, the Fund is permitted to allocate Shareholders, whose Shares are repurchased, costs and charges imposed by the Investments, if the Adviser determines to liquidate such interests as a result of repurchase tenders by Shareholders and such charges are imposed on the Fund. In the event that any such charges are allocated to the Fund, and subject to applicable law, the Fund may allocate such charges to the Shareholders whose repurchase tenders resulted in the repurchase of a portion of the Shares that resulted in such charges.

In the event that the Adviser or any of its affiliates holds Shares in its capacity as a Shareholder, such Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund, without notice to the other Shareholders.

In accordance with the terms and conditions of the Agreement and Declaration of Trust and Section 23 of the Investment Company Act and Rule 23c-2 thereunder, the Fund may cause a mandatory repurchase or redemption of all or some of the Shares of a Shareholder, or any person acquiring Shares from or through a Shareholder, in the event that the Board determines or has reason to believe, in its sole discretion, that: (i) its Shares have been transferred to, or has vested in, any person, by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of a Shareholder; (ii) ownership of the Shares by such Shareholder or other person will cause the Fund to be in violation of, or subject the Fund or the Adviser to additional registration or regulation under the securities, commodities, or other laws of the United States or any other jurisdiction; (iii) continued ownership of the Shares by such Shareholders may be harmful or injurious to the business or reputation of the Fund or the Adviser, or may subject the Fund or any Shareholders to an undue risk of adverse tax or other fiscal consequences; (iv) any representation or warranty made by a Shareholder in connection with the acquisition of Shares was not true when made or has ceased to be true, or the Shareholder has breached any covenant made by it in connection with the acquisition of Shares; or (v) it would be in the best interests of the Fund for the Fund to cause a mandatory redemption of such Shares in circumstances where the Board determines that doing so is in the best interests of the Fund in a manner as will not discriminate unfairly against any Shareholder.

TRANSFERS OF SHARES

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. Notice of a proposed transfer of a Share must also be accompanied by a properly completed investor application in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Board generally will not consent to a transfer of Shares by a Shareholder (i) unless such transfer is to a single transferee, or (ii) if, after the transfer of the Shares, the balance of the account of each of the transferee and transferor is less than $250,000. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. See “INVESTOR QUALIFICATIONS.” Notice of a proposed transfer of a Share must also be accompanied by a properly completed investor application in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Board generally will not consent to a transfer of Shares by a Shareholder (i) unless such transfer is to a single transferee, or (ii) if, after the transfer of the Shares, the balance of the account of each of the transferee and transferor is less than $25,000. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder, will be entitled to the distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Declaration of Trust and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the Declaration of Trust. If a Shareholder transfers Shares with the approval of the Board, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Shareholder.

By subscribing for Shares, each Shareholder agrees to indemnify and hold harmless the Fund, the Board, the Adviser, and each other Shareholder, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of the Declaration of Trust or any misrepresentation made by that Shareholder in connection with any such transfer.

ANTI-MONEY LAUNDERING

If the Fund, the Adviser, or any governmental agency believes that the Fund has sold Shares to, or is otherwise holding assets of, any person or entity that is acting, directly or indirectly, in violation of U.S., international or other anti-money laundering laws, rules, regulations, treaties or other restrictions, or on behalf of any suspected terrorist or terrorist organization, suspected drug trafficker, or senior foreign political figure(s) suspected of engaging in corruption, the Fund, the Adviser or such governmental agency may freeze the assets of such person or entity invested in the Fund or suspend the repurchase of Shares. The Fund may also be required to, or deem it necessary or advisable to, remit or transfer those assets to a governmental agency, in some cases without prior notice to the investor.

CALCULATION OF NET ASSET VALUE

GENERAL

The Fund calculates its NAV as of the close of business on the last day of each quarter and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board. Shareholders will receive the estimated NAV of the Fund, free of charge upon request.

The Fund’s Board oversees the valuation of the Fund’s investments on behalf of the Fund. The Board has approved valuation procedures for the Fund (the “Valuation Procedures”) and designated the Fund’s Adviser as its valuation designee (“Valuation Designee”). The Valuation Procedures provide that the Fund will value its investments in Direct Investments and Investment Funds at fair value.

The Fund values its investments in private Investment Funds (generally private funds that are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act). In accordance with the Valuation Procedures, fair value as of each quarter-end or other applicable accounting periods, as applicable, ordinarily will be the value determined as of such date by each private Investment Fund in accordance with the private Investment Fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in a private Investment Fund will represent the amount that the Fund could reasonably expect to receive from the private Investment Fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. The Fund will determine the fair value of such private Investment Fund based on the most recent final or estimated value reported by the private Investment Fund, as well as any other relevant information available at the time the Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values are expected to reasonably reflect market values of securities when available or fair value as of the Fund’s valuation date. A substantial amount of time may elapse between the occurrence of an event necessitating the pricing of Fund assets and the receipt of valuation information from the Underlying Manager of a private Investment Fund.

Prior to the Fund investing in any Investment Fund, the Adviser will conduct a due diligence review of the valuation methodologies utilized by the Investment Fund, which as a general matter will utilize market values when available, and otherwise will utilize principles of fair value that the Adviser reasonably believe to be consistent, in all material respects, with those used by the Fund in valuing its own investments. Although the Valuation Procedures provide that the Adviser will review the valuations provided by the Underlying Managers to the Investment Funds, none of the Board or the Adviser will be able to confirm independently the accuracy of valuations provided by such Underlying Managers, which may be unaudited.

The Fund’s Valuation Procedures require the Valuation Designee to take reasonable steps in light of all relevant circumstances to value the Fund’s portfolio. The Valuation Designee will consider such information, and may conclude in certain circumstances that the information provided by an Underlying Manager does not represent the fair value of the Fund’s interests in the Investment Fund. Although redemptions of interests in Investment Funds are subject to advance notice requirements, Investment Funds will typically make available NAV information to holders which will represent the price at which, even in the absence of redemption activity, the Investment Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Investment Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value such interests at the NAV as reported by the Underlying Manager at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. In accordance with U.S. generally accepted accounting principles and industry practice, the Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular Investment Fund. In other cases, as when an Investment Fund imposes extraordinary restrictions on redemptions, when other extraordinary circumstances exist, or when there have been no recent transactions in Investment Fund interests, the Fund may determine that it is appropriate to apply a discount to the NAV of the Investment Fund. Any such decision will be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by the Underlying Managers, upon which the Fund calculates its quarter-end NAV and the NAV of each Share, may be subject to later adjustment or revision, based on information reasonably available at that time. For example, any “estimated” values from Investment Funds may be revised and fiscal year-end NAV calculations of the Investment Funds may be audited by their independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the NAV of the Fund at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Shareholders who had their Shares in the Fund repurchased at a NAV calculated prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by Shareholders under certain circumstances. As a result, to the extent that such subsequently adjusted valuations from the Underlying Managers or revisions to the NAV of an Investment Fund adversely affect the Fund’s NAV, the outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a NAV higher than the adjusted amount. Conversely, any increases in the NAV resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a NAV lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way. The Valuation Procedures provide that, where deemed appropriate by the Adviser and consistent with the Investment Company Act, investments in Investment Funds may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund’s investment will be revalued in a manner that the Valuation Designee, in accordance with the Valuation Procedures, determines in good faith best reflects approximate market value.

Debt securities will be valued in accordance with the Valuation Procedures, which generally provide for using a third-party pricing system, agent, or dealer selected by the Adviser, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Valuation Designee will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Valuation Designee to represent fair value.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the NAV of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

Other Securities

Securities for which the primary market is a national securities exchange are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the mean between the most recent bid and asked prices. Securities traded on the over-the-counter market are valued at their closing bid prices. Valuation of short-term cash equivalent investments will be at amortized cost.

The Valuation Procedures provide that, where deemed appropriate by the Valuation Designee and consistent with the Investment Company Act, investments in private Investment Funds may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund’s investment will be revalued in a manner that the Valuation Designee, in accordance with the Valuation Procedures, determines in good faith best reflects approximate market value. The Board will be responsible for ensuring that the Valuation Procedures utilized by the Valuation Designee are fair to the Fund and consistent with applicable regulatory guidelines.

The Adviser acts as investment adviser to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Valuation Designee or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund may be different than those charged to other clients, given that the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s NAV if the judgments of the Valuation Designee regarding appropriate valuations should prove incorrect. In no event does the Placement Agent have any responsibility for any valuations of the Fund’s investments (including the accuracy, reliability or completeness thereof) or for the valuation processes utilized for the Fund, and the Placement Agent disclaims any and all liability for any direct, incidental, or consequential damages arising out of any inaccuracy or incompleteness in valuations. The Placement Agent has no duty to calculate the NAV of Fund Shares or to inquire into, or liability for, the accuracy of the NAV per Share (including a Class thereof) as calculated by or for the Fund.

SUSPENSION OF CALCULATION OF NET ASSET VALUE

As noted above, the Administrator calculates the Fund’s NAV as of the close of business on the last day of each quarter. However, there may be circumstances where it may not be practicable to determine an NAV, such as during any period when the principal stock exchanges for securities in which the Fund has invested its assets are closed other than for weekends and customary holidays (or when trading on such exchanges is restricted or suspended). In such circumstances, the Board (after consultation with the Adviser) may suspend the calculation of NAV. The Fund will not accept subscriptions for Shares if the calculation of NAV is suspended, and the suspension may require the termination of a pending repurchase offer by the Fund (or the postponement of the Valuation Date for a repurchase offer). Notwithstanding a suspension of the calculation of NAV, the Fund will be required to determine the value of its assets and report NAV in its semi-annual and annual reports to Shareholders, and in its reports on Form N-PORT filed with the SEC after the end of the first and third quarters of the Fund’s fiscal year. The Administrator will resume calculation of the Fund’s NAV after the Board (in consultation with the Adviser) determines that conditions no longer require suspension of the calculation of NAV.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to qualify annually as a RIC under the Code and intends to distribute at least 90% of its annual net taxable income to its Shareholders. For any distribution, the Fund will calculate each Shareholder’s specific distribution amount for the period using record and declaration dates. From time to time, the Fund may also pay special interim distributions in the form of cash or Shares at the discretion of the Board. Unless Shareholders elect to receive distributions in the form of cash, the Fund intends to make its ordinary distributions in the form of additional Shares under the DRIP. Any distributions reinvested under the DRIP will nevertheless remain subject to U.S. federal (and applicable state and local) taxation to Shareholders. The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of Investments, non-capital gains proceeds from the sale of Investments, dividends or other distributions paid to the Fund and expense reimbursements from the Adviser. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions.

Each year a statement on IRS Form 1099-DIV (or successor form), identifying the character (e.g., as ordinary income, qualified dividend income or long-term capital gain) of the distributions, will be mailed to Shareholders. The Fund’s distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from this offering. As a result, a portion of the distributions the Fund makes may represent a return of capital for U.S. federal tax purposes. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to the Adviser. See “CERTAIN TAX CONSIDERATIONS.” There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

The Fund intends to elect to be treated, beginning with the taxable year ending June 30, 2027, as a RIC under the Code and intends to so qualify annually thereafter. To qualify for and maintain RIC tax treatment, the Fund must, among other things, distribute at least 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. A RIC may satisfy the 90% distribution requirement by distributing dividends (other than capital gain dividends) during the taxable year (including dividends declared in October, November or December of a taxable year that, if paid in the following January, are treated as paid by a RIC and received by its shareholders in the prior taxable year). In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillover dividend” provisions of the Code. If a RIC makes a spillover dividend the amounts will be included in IRS Form 1099-DIV for the year the spillover distribution is paid. Prior to the Fund electing to be taxed as a RIC, the Fund will not be required to make any distributions.

The Fund can offer no assurance that it will achieve results that will permit the Fund to pay any cash distributions. If the Fund issues senior securities, the Fund will be prohibited from making distributions if doing so causes the Fund to fail to maintain the asset coverage ratios stipulated by the Investment Company Act or if distributions are limited by the terms of any of the Fund’s borrowings. See “CERTAIN TAX CONSIDERATIONS.”

DISTRIBUTION POLICY

The Fund intends to make quarterly distributions to its Shareholders equal to 7% annually of the Fund’s NAV per Share (the “Level Distribution Policy”). This predetermined dividend rate may be modified by the Board from time to time and increased to the extent of the Fund’s investment company taxable income that it is required to distribute in order to maintain its status as a RIC.

If, for any distribution, investment company taxable income (which term includes net short-term capital gain), if any, and net tax-exempt income, if any, is less than the amount of this predetermined dividend rate, then assets of the Fund will be sold and the difference will generally be a tax-free return of capital from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as the remaining net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Payments in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the Shares. After such adjusted tax basis is reduced to zero, the payment would constitute capital gain (assuming the Shares are held as capital assets). This Level Distribution Policy may, under certain circumstances, have certain adverse consequences to the Fund and its Shareholders because it may result in a return of capital resulting in less of a Shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The Level Distribution Policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain.

The dividend distribution described above may result in the payment of approximately the same amount or percentage to the Fund’s Shareholders each period. Section 19(a) of the Investment Company Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the Shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. As required under the Investment Company Act, the Fund will provide a notice to Shareholders at the time of a payment or distribution when such does not consist solely of net income. Additionally, each payment will be accompanied by a written statement which discloses the source or sources of each payment. The IRS requires you to report these amounts, excluding returns of capital, (such amounts will be reported by the Fund to Shareholders on IRS Form 1099) on your income tax return for the year declared. The Fund will provide disclosures, with each payment, that estimates the percentages of the current and year-to-date payments that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize payments made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes. Nevertheless, persons who periodically receive the payments may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any payment from the Fund is net profit.

The Board reserves the right to change the Level Distribution Policy from time to time.

DIVIDEND REINVESTMENT PLAN

Participation in the DRIP is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Administrator prior to the dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers or dealers may automatically elect to receive cash on behalf of Shareholders who hold their Shares in the broker or dealer’s name and may re-invest that cash in additional Shares. Reinvested Dividends will increase the Fund’s assets on which the Investment Management Fee is payable to the Adviser.

Whenever the Fund declares a dividend and/or capital gain payable in cash, non-participants in the DRIP will receive cash and participants in the DRIP will receive the equivalent in Shares. The Shares will be acquired by the Administrator for the DRIP participants’ accounts through receipt of additional unissued but authorized Shares from the Fund.

The Administrator maintains all Shareholders’ accounts in the DRIP and furnishes written confirmation of all transactions in the accounts, including information needed by Shareholders for tax records. Shares in the account of each DRIP participant will be held by the Administrator on behalf of the DRIP participant, and each Shareholder proxy will include those Shares purchased or received pursuant to the DRIP. The Administrator will forward all proxy solicitation materials to participants and vote proxies for Shares held under the DRIP in accordance with the instructions of the participants.

Beneficial owners of Shares who hold their Shares in the name of a broker or dealer should contact the broker or nominee to determine whether and how they may participate in, or opt out of, the DRIP. In the case of Shareholders such as banks, brokers or dealers that hold shares for others who are the beneficial owners, the Administrator will administer the DRIP on the basis of the number of Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the DRIP.

There will be no brokerage charges with respect to Shares issued directly by the Fund. The automatic reinvestment of dividends and/or capital gains in Shares under the DRIP will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends and/or capital gains, even though such participants have not received any cash with which to pay the resulting tax.

The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases in the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Fund’s Administrator, UMB Fund Services, Inc. at (888) 884-8810 or 235 West Galena Street, Milwaukee, WI 53212.

TAXES

INTRODUCTION

The following is a summary of certain material federal income tax consequences of acquiring, holding and disposing of Shares. Because the federal income tax consequences of investing in the Fund may vary from Shareholder to Shareholder depending on each Shareholder’s unique federal income tax circumstances, this summary does not attempt to discuss all of the federal income tax consequences of such an investment. Among other things, except in certain limited cases, this summary does not purport to deal with persons in special situations (such as financial institutions, non-U.S. persons, insurance companies, entities exempt from federal income tax, regulated investment companies, dealers in commodities and securities and pass-through entities). Further, to the limited extent this summary discusses possible foreign, state and local income tax consequences, it does so in a very general manner. Finally, this summary does not purport to discuss federal tax consequences (such as estate and gift tax consequences) other than those arising under the federal income tax laws. You are therefore urged to consult your tax advisers to determine the federal, state, local and foreign tax consequences of acquiring, holding and disposing of Shares.

The following summary is based upon the Code as well as administrative regulations and rulings and judicial decisions thereunder, as of the date hereof, all of which are subject to change at any time (possibly on a retroactive basis). Accordingly, no assurance can be given that the tax consequences to the Fund or its shareholder will continue to be as described herein.

The Fund has not sought or obtained a ruling from the Internal Revenue Service (the “IRS”) (or any other federal, state, local or foreign governmental agency) or an opinion of legal counsel as to any specific federal, state, local or foreign tax matter that may affect it. Accordingly, although this summary is considered to be a correct interpretation of applicable law, no assurance can be given that a court or taxing authority will agree with such interpretation or with the tax positions taken by the Fund.

Except where specifically noted, this summary relates solely to U.S. Shareholders. A U.S. Shareholder for purposes of this discussion is a person who is a citizen or a resident alien of the U.S., a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) organized under the laws of the U.S. or any political subdivision thereof, an estate whose income is subject to U.S. federal income tax regardless of its source or a trust if (i) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (ii) the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

TAXATION OF AN INVESTMENT IN THE FUND

The discussions of the federal tax consequences in this Memorandum are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this Memorandum. The Fund intends to qualify as a RIC under federal income tax law. As a RIC, the Fund will generally not be subject to federal corporate income taxes, provided that it distributes out to Shareholders its taxable income and gain each year.

Distributions to Shareholders. In general, distributions will be taxable to you for federal, state and local income tax purposes unless you are a tax-exempt entity, including qualified retirement plans or individual retirement accounts. Distributions are taxable whether they are received in cash or reinvested in Fund Shares. A Shareholder may thus recognize income and gains taxable for federal, state and local income tax purposes and not receive any cash distributions to pay any resulting taxes.

Fund distributions, if any, that are attributable to “qualified dividend income” or “net capital gain” (the excess, if any, of net long-term capital gains over net short-term capital losses) earned by the Fund will generally be taxable to non-corporate Shareholders at reduced rates. Shareholders must have owned the Fund Shares for at least sixty-one (61) days during the one hundred twenty-one (121) day period beginning sixty (60) days before the ex-dividend date to benefit from the lower rates on qualified dividend income.

Shareholders are generally taxed on any dividends from the Fund in the year they are actually distributed. Dividends declared in October, November or December of a year, and paid in January of the following year, will generally be treated for federal income tax purposes as having been paid to Shareholders on December 31st of the year in which the dividend was declared.

Sales, Exchanges and Redemptions. You will recognize gain or loss on a sale, exchange or redemption of your shares in an amount equal to the difference between your tax basis in the shares and the amount you receive for them. Generally, this gain or loss will be long-term or short-term depending on whether your holding period exceeds twelve (12) months, except that a loss recognized on disposition of shares held for six months or less will be recharacterized as long-term capital loss to the extent of any capital gains dividends that have been received on the shares. Any loss realized on a disposition of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of sixty-one (61) days beginning thirty (30) days before and ending thirty (30) days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

The Fund is required to compute and report the cost basis of shares sold or exchanged. The Fund has elected to use the First In, First Out (“FIFO”) method, unless you instruct the Fund to select a different method or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your broker or other advisor, they may select a different method. In these cases, please contact the holder of your shares to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns.

Certain Withholding Taxes. The Fund and the Investment Funds may be subject to taxes, including foreign withholding taxes, attributable to investments of the Fund and the Investment Funds. If at the close of the Fund’s taxable year more than 50% of the value of its assets consists of foreign stock or securities, the Fund will be eligible to elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding and other foreign income taxes, as paid by its Shareholders. If the Fund so elects, the pro rata amount of such foreign taxes paid by the Fund will be included in its Shareholders’ income and each such Shareholder will be entitled either (1) to credit that proportional amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. The Fund does not expect to be able to make such election.

U.S. Tax Treatment of Foreign Shareholders. Nonresident aliens, foreign corporations and other foreign investors in the Fund will generally be exempt from U.S. federal income tax on Fund distributions attributable to the Fund’s net long-term and short-term capital gains, subject to exception for FIRPTA gain, discussed below, or to the Fund’s net interest income from U.S. sources (provided, in each case, that such foreign person furnishes a properly completed Form W-8BEN, W-8BEN-E or other applicable Form W-8). The exemption may not apply, however, if the investment in the Fund is connected to a trade or business of the foreign investor in the United States or if the foreign investor is present in the United States for one hundred eighty-three (183) days or more in a year and certain other conditions are met.

Under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”), a non-U.S. shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition (“FIRPTA gain”) is subject to U.S. federal income tax as if such person were a U.S. person. The Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. real estate investment trusts and other corporations holding real property.

If the Fund is a U.S. real property holding corporation, is regularly traded on an established securities market, and is not domestically controlled, then any gain realized on the sale or exchange of Fund shares by a foreign shareholder that owns at any time during the 5-year period ending on the disposition date more than 5% of a class of Fund shares would be FIRPTA gain. If the Fund were not to be treated as regularly traded on an established securities market, then such gain would be FIRPTA gain for all foreign shareholders.

The Code also contains a look-through rule for distributions of FIRPTA gain that may apply to the Fund if (i) the Fund is a “qualified investment entity” (which a RIC such as the Fund intends to be if, in general, more than 50% of its assets consist of interests in certain real estate investment trusts and U.S. real property holding corporations); and (ii) you are a non-U.S. shareholder that owns more than 5% of the Fund's shares at any time during the one-year period ending on the date of the distributions. If these conditions are met, Fund distributions to you to the extent derived from gain on the disposition of a U.S. real property interest may also be treated as FIRPTA gain and therefore subject to U.S. federal income tax and requiring you to file a nonresident U.S. income tax return.

FIRPTA gain may also be subject to a 30% branch profits tax for corporate non-U.S. shareholders. For non-U.S. shareholders owning not more than 5% of the Fund's shares, Fund distributions attributable to gain from the sale of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at 30%, unless a lower rate applies under an applicable treaty. A special wash sale rule will apply to cause non-U.S. shareholders to recognize FIRPTA gain in connection with certain dispositions of shares within the 30 days preceding a distribution of FIRPTA gain by the Fund followed by a reacquisition of shares of the Fund within a 61-day period.

Fund distributions attributable to other categories of Fund income, such as interest from non-U.S. sources, and dividends from companies whose securities are held by the Fund or the Investment Funds (including corporate subsidiaries in a “blocker structure”), will generally be subject to a 30% withholding tax when paid to foreign shareholders. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN or W-BEN-E to establish entitlement for these treaty benefits.

A foreign investor will generally not be subject to U.S. tax on gains realized on sales or exchanges of Fund shares unless the investment in the Fund is connected to a trade or business of the investor in the United States or if the investor is present in the United States for one hundred eighty-three (183) days or more in a year and certain other conditions are met.

In addition, the Fund will be required to withhold 30% tax on certain payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisers regarding the tax consequences of an investment in the Fund in their country of residence.

Other Tax Matters.

IRAs and Other Tax Qualified Plans. In general, income allocated from the Fund, dividends received, gain or loss realized with respect to shares held in an IRA or other tax qualified plan are not currently taxable unless the Fund Shares were acquired with borrowed funds.

Reportable Transactions. Pursuant to the Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction.” A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the recognition of a loss in excess of certain thresholds (for individuals, $2 million in one year or $4 million in any combination of years). Investors should consult their own tax advisers concerning any possible disclosure obligation with respect to their investment in Fund Shares.

State and Local Taxes. In addition to the U.S. federal income tax consequences summarized above, you may be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on U.S. government securities.

Backup Withholding. Under applicable “backup withholding” requirements, the Fund will generally be required in certain cases to withhold and remit to the IRS a percentage of the distributions or sales proceeds payable to Shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The amount of any backup withholding from a payment to a Shareholder will be allowed as a credit against the Shareholder’s U.S. federal income tax liability and may entitle such a Shareholder to a refund, provided that the required information is timely furnished to the IRS.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of shares of the Fund. Consult your personal tax advisor about the potential tax consequences of an investment in Shares of the Fund under all applicable tax laws. For more information, please see the section entitled “TAXES” in the SAI.

ERISA AND CODE CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangements subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (an “ERISA Plan”), certain individual retirement accounts (“IRAs”), or certain Keogh plans, should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, the avoidance of prohibited transactions, and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor regulations provide that a fiduciary of the ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, whether the investment is designed reasonably to further the ERISA Plan’s purposes, the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current total return of the portfolio relative to the anticipated cash flow needs of the ERISA Plan and the proposed investment, the income taxes (if any) attributable to the investment, and the projected return of the investment relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with ERISA’s fiduciary responsibilities and the foregoing considerations. If a fiduciary with respect to any such ERISA Plan breaches such responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach. Non-ERISA-covered IRAs and Keogh plans and other arrangements not subject to ERISA, but subject to the prohibited transaction rules of Section 4975 of the Code (“Code Plans”; together with ERISA Plans, “Plans”), should determine whether an investment in the Fund will violate those rules.

Because the Fund will be registered as an investment company under the Investment Company Act, the underlying assets of the Fund will not be considered “plan assets” of the Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility rules and ERISA and the Code’s prohibited transaction rules. Thus, the Adviser will be a fiduciary within the meaning of ERISA and the Code with respect to the assets of any Plan that becomes a Shareholder of the Fund, solely as a result of the Plan’s investment in the Fund.

Certain prospective ERISA Plan investors may currently maintain relationships with the Adviser or with other entities that are affiliated with the Adviser. Each of such persons may be deemed to be a party in interest to, a disqualified person of, and/or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory, or other services. ERISA and the Code prohibit ERISA Plan assets from being used for the benefit of a party in interest or disqualified person and also prohibit a fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. ERISA Plan fiduciaries will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that they are duly authorized to make such investment decisions, and that they have not relied on any individualized advice or recommendation of such affiliated persons as a primary basis for the decision to invest in the Fund.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by the future publication or the future applicability of final regulations and rulings. Potential investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

INVESTOR QUALIFICATIONS

Each prospective investor in the Fund will be required to certify that it is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act. The criteria for qualifying as an “accredited investor” are set forth in the investor application that must be completed by each prospective investor. Investors who meet such qualifications are referred to in this Memorandum as “Eligible Investors.” Existing Shareholders who request to purchase additional Shares (other than in connection with the DRIP) will be required to qualify as “Eligible Investors” and complete an additional investor application prior to the additional purchase.

PURCHASING SHARES

PURCHASE TERMS

The minimum initial investment for Shares of the Fund is $25,000. However, the Fund, in its sole discretion, may accept investments below this minimum. The following groups of investors are eligible to purchase Shares without any initial minimum investment requirement: (i) accounts and programs offered by certain financial intermediaries, such as registered investment advisers, provided that the minimum aggregate value of such accounts is $25,000; and (ii) principals and employees of the Adviser and its affiliates and their immediate family members.

The Board may also suspend or terminate offerings of Shares at any time.

Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in cash. Each initial or subsequent purchase of Shares will be payable in one installment which will generally be due (i) four business days prior to the date of the proposed acceptance of the purchase set by the Fund, which is expected to be the last day of each calendar quarter (the “Acceptance Date”), where funds are remitted by wire transfer, or (ii) ten business days prior to the Acceptance Date, where funds are remitted by check. An investor may not know the NAV of the Fund applicable to its purchase of Shares at the time of payment. A prospective investor must also submit a completed investor application at least five business days before the Acceptance Date. The Fund reserves the right, in its sole discretion, to accept or reject any subscription to purchase Shares in the Fund at any time. Although the Fund may, in its sole discretion, elect to accept a subscription prior to receipt of cleared funds, an investor will not become a Shareholder until cleared funds have been received. In the event that cleared funds and/or a properly completed investor application are not received from a prospective investor prior to the cut-off dates pertaining to a particular offering, the Fund may hold the relevant funds and investor application for processing in the next offering.

Although an investor must submit its subscription for Shares and transmit the funds for the subscription prior to the acceptance of the subscription on the first business day of the applicable calendar quarter, the investor will not become a Shareholder of the Fund with respect to the Shares until (and the Fund will issue purchased Shares to the investor only as of) such acceptance (i.e., the first business day of the relevant calendar quarter). An investor’s subscription for Shares is irrevocable by the investor and will generally require the investor to maintain its investment in the Fund until such time as the Fund offers to repurchase the Shares in a tender offer.

Pending any offering, funds received from prospective investors will be placed in an escrow account with UMB Bank, n.a., the Fund’s escrow agent. On the date of any closing, the balance in the escrow account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. In general, an investment will be accepted if the investor meets the Fund’s eligibility requirement and a completed investor application and funds are received in good order on or prior to the Acceptance Date set by the Fund. The Fund reserves the right to reject, in its sole discretion, any request to purchase Shares in the Fund at any time. For any investor whose investment is not accepted, the balance in the escrow account with respect to such investor will be returned to the investor. Any interest earned with respect to escrow accounts will be paid to the Fund.

TERM, DISSOLUTION AND LIQUIDATION

The Fund may be dissolved upon approval of a majority of the Trustees. Upon the liquidation of the Fund, its assets will be distributed first to satisfy (whether by payment or the making of a reasonable provision for payment) the debts, liabilities and obligations of the Fund, including actual or anticipated liquidation expenses, other than debts, liabilities or obligations to Shareholders, and then to the Shareholders proportionately in accordance with the amount of Shares that they own. Assets may be distributed in-kind on a proportionate basis if the Board or liquidator determines that the distribution of assets in-kind would be in the interests of the Shareholders in facilitating an orderly liquidation.

REPORTS TO SHAREHOLDERS

The Fund will furnish to Shareholders as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. The Fund anticipates providing Shareholders with an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act. Shareholders also will be provided with reports regarding the Fund’s operations each quarter.

FISCAL YEAR

The Fund’s fiscal year is the 12-month period ending on June 30. The Fund’s taxable year is the 12-month period ending on June 30.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

The Board has selected [          ] as the Fund’s independent registered public accounting firm.

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, serves as counsel to the Fund and the Independent Trustees.

INQUIRIES

Inquiries concerning the Fund and Shares (including procedures for purchasing Shares) should be directed to the Fund’s Administrator, UMB Fund Services, Inc. at (888) 884-8810.

Felicitas Income Fund

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(888) 884-8810

Adviser

Felicitas Global Partners, LLC

65 N. Raymond Avenue, Suite 315

Pasadena, CA 91103

Transfer Agent/Administrator

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

Custodian Bank

UMB Bank, n.a.

1010 Grand Boulevard

Kansas City, MO 64106

Placement Agent

[              ]

Fund Counsel

Faegre Drinker Biddle & Reath LLP

One Logan Square, Suite 2000

Philadelphia, PA 19103-6996

Independent Registered Public Accounting Firm

[              ]

FELICITAS INCOME FUND

STATEMENT OF ADDITIONAL INFORMATION

Dated August 14, 2026

c/o UMB Fund Services, Inc.

235 West Galena Street Milwaukee, WI 53212

(888) 884-8810

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the Private Placement Memorandum (the “Memorandum”) of Felicitas Income Fund (the “Fund”) dated August 14, 2026, and as it may be further amended or supplemented from time to time. This SAI is incorporated by reference in its entirety into the Memorandum. A copy of the Memorandum may be obtained without charge by contacting the Fund at the telephone number or address set forth above.

This SAI is not an offer to sell shares of beneficial interest (“Shares”) of the Fund and is not soliciting an offer to buy Shares in any state where the offer or sale is not permitted.

Capitalized terms not otherwise defined herein have the same meaning set forth in the Memorandum.

[Shares are distributed by [●] (the “Placement Agent”) to institutions and financial intermediaries who may distribute Shares to clients and customers (including affiliates and correspondents) of the Fund’s investment adviser, and to clients and customers of other organizations]. The Fund’s Memorandum, which is dated August 14, 2026, provides basic information investors should know before investing. This SAI is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Memorandum.

S-i

GENERAL INFORMATION

Felicitas Income Fund (the “Fund”) is a newly organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company.

INVESTMENT POLICIES AND PRACTICES

The investment objective of the Fund, as well as the principal investment strategies of the Fund and the principal risks associated with such investment strategies, are set forth in the Memorandum. Certain additional information regarding the investment program of the Fund is set forth below.

FUNDAMENTAL POLICIES

The Fund’s fundamental policies, which are listed below, may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund. At the present time, the Shares are the only outstanding voting securities of the Fund. As defined by the Investment Company Act, the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the holders of the Fund’s Shares (“Shareholders”), duly called, (i) of 67% or more of the Shares represented at such meeting, if the holders of more than 50% of the outstanding Shares are present in person or represented by proxy or (ii) of more than 50% of the outstanding Shares, whichever is less. No other policy is a fundamental policy of the Fund, except as expressly stated. Within the limits of the fundamental policies of the Fund, the management of the Fund has reserved freedom of action. The Fund may not:

(1)	Issue any senior security, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the Securities and Exchange Commission (the “SEC”) or any other applicable authority.

(2)	Borrow money, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the SEC or any other applicable authority. This investment restriction does not apply to borrowings from affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC or any other applicable authority.

(3)	Underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities.

(4)	Make loans, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the investment policies of the Fund, or as otherwise permitted under the Investment Company Act. This investment restriction does not apply to loans to affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC or any other applicable authority.

(5)	Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, including, without limitation, mortgage-related securities, or that are issued by companies or partnerships that invest or deal in real estate or real estate investment trusts, and may hold and dispose of real estate acquired by the Fund as a result of the ownership of securities or other permitted investments.

(6)	Invest in commodities and commodity contracts, except that the Fund (i) may purchase and sell non-U.S. currencies, options, swaps, futures and forward contracts, including those related to indexes, options and options on indexes, as well as other financial instruments and contracts that are commodities or commodity contracts, (ii) may also purchase or sell commodities if acquired as a result of ownership of securities or other instruments, (iii) may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts, and (iv) may make such investments as otherwise permitted by the Investment Company Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)	Concentrate investments in a particular industry or group of industries, as concentration is defined under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities or tax-exempt obligations of state or municipal governments and their political subdivisions.

With respect to these investment restrictions and other policies described in this SAI or the Memorandum, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund’s investment policies and restrictions do not apply to the activities and the transactions of the Investment Funds (defined below), but will apply to Direct Investments made by the Fund (or any account consisting solely of the Fund’s assets).

The following descriptions of the Investment Company Act may assist investors in understanding the above policies and restrictions.

Borrowing. The Investment Company Act restricts an investment company from borrowing in excess of 33⅓% of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the Investment Company Act shall not be regarded as borrowings for the purposes of the Fund’s investment restriction.

Concentration. The SEC staff has defined concentration as investing 25% or more of an investment company’s total assets in any particular industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. For purposes of the Fund’s concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC guidance. The Fund may invest in Investment Funds that concentrate their assets in one or more industries. The Fund will consider the concentration of Investment Funds when determining compliance with its concentration policy. The Fund will not invest 25% or more of its assets in an Investment Fund that has a policy to concentrate its assets in one or more industries and will take such policy into consideration for purposes of the Fund’s industry concentration policy set forth in investment restriction 7.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The Investment Company Act generally prohibits funds from issuing senior securities unless the issuance thereof is consistent with Rule 18f-4 under the Investment Company Act, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

NON-FUNDAMENTAL POLICIES

THE FUND MAY CHANGE ITS INVESTMENT OBJECTIVE, POLICIES, RESTRICTIONS, STRATEGIES, AND TECHNIQUES.

As discussed in the Memorandum, the Fund’s investment objective is to preserve purchasing power while also delivering attractive and consistent growth of capital over a long term horizon. The Fund intends to seek its investment objective through a diversity of strategies which, in the aggregate, will aim to provide lower volatility and lower correlation than the broader general markets, generally favoring investments anticipated to generate a steady and attractive level of current income. The Fund’s investment objective and investment strategies (except those indicated above) are not fundamental policies of the Fund and may be changed by the Board of Trustees of the Fund (“Board” and the members thereof, “Trustees”) without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding Shares.

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE FUND AND RELATED RISKS

The following information supplements the discussion of the Fund’s investment policies and techniques in the Memorandum. Many of the risks described below in relation to Investment Funds may also apply to Direct Investments, to the extent that the Fund invests directly in similar types of investments.

Equity Securities

The investment portfolios of Investment Funds may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

Underlying Managers may generally invest Investment Funds’ assets in equity securities without restriction. These investments may include securities of companies with small- to medium-sized market capitalizations, including micro-cap companies and growth stage companies. The securities of certain companies, particularly smaller-capitalization companies, involve higher risks in some respects than do investments in securities of larger companies. For example, prices of small-capitalization and even medium-capitalization stocks are often more volatile than prices of large-capitalization stocks, and the risk of bankruptcy or insolvency of many smaller companies (with the attendant losses to investors) is higher than for larger, “blue-chip” companies. In addition, due to thin trading in the securities of some small-capitalization companies, an investment in those companies may be illiquid.

Fixed-Income Securities

Investment Funds may invest in fixed-income securities. An Underlying Manager will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive, and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

Investment Funds may invest in both investment grade and non-investment grade debt securities (commonly referred to as “junk bonds”). Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a “Rating Agency”) in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by an Underlying Manager to be of comparable quality.

An Investment Fund’s investments in non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities, or may become less liquid in response to market developments or geopolitical events such as sanctions, trading halts or wars, or adverse investor perceptions.

Non-U.S. Securities

Investment Funds may invest in equity and fixed-income securities of non-U.S. issuers and in depositary receipts, such as American Depositary Receipts (“ADRs”), that represent indirect interests in securities of non-U.S. issuers. Non-U.S. securities in which Investment Funds may invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in non-U.S. securities are affected by risk factors generally not thought to be present in the U.S.

As a general matter, Investment Funds are not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S. currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, an Investment Fund may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Investment Fund’s obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Investment Fund for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Investment Funds anticipates purchasing or selling a non-U.S. security. This technique would allow the Investment Fund to “lock in” the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Investment Fund’s existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the Investment Fund’s non-U.S. securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue the Fund’s or an Investment Fund’s investment objective, such as when an Underlying Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund’s or Investment Fund’s investment portfolio.

ADRs involve substantially the same risks as investing directly in securities of non-U.S. issuers, as discussed above. ADRs are receipts typically issued by a U.S. bank or trust company that show evidence of underlying securities issued by a non-U.S. corporation. Issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers.

Money Market Instruments

The Fund or Investment Funds may invest during periods of adverse market or economic conditions for defensive purposes some or all of their assets in high quality money market instruments and other short-term obligations, money market mutual funds or repurchase agreements with banks or broker-dealers or may hold cash or cash equivalents in such amounts as deemed appropriate under the circumstances. The Fund or Investment Funds also may invest in these instruments for liquidity purposes pending allocation of their respective offering proceeds and other circumstances. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Special Investment Techniques

The Fund or Investment Funds may use a variety of special investment techniques as more fully discussed below to hedge a portion of their investment portfolios against various risks or other factors that generally affect the values of securities. They may also use these techniques for non-hedging purposes in pursuing their investment objectives. These techniques may involve the use of derivative transactions. The techniques the Fund or Investment Funds may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that the Fund or Investment Funds may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that the Fund or an Investment Fund may suffer losses as a result of its hedging activities.

Options and Futures

The Underlying Managers may utilize options and futures contracts. Such transactions may be effected on securities exchanges, in the over-the-counter market, or negotiated directly with counterparties. When such transactions are purchased over-the-counter or negotiated directly with counterparties, an Investment Fund bears the risk that the counterparty will be unable or unwilling to perform its obligations under the contract. Such transactions may also be illiquid and, in such cases, an Underlying Manager may have difficulty closing out its position. Over-the-counter options purchased and sold by Investment Funds may include options on baskets of specific securities. An Investment Fund may utilize European-style or American-style options. European-style options are only exercisable at their expiration. American-style options are exercisable at any time prior to the expiration date of the option.

The Underlying Managers may purchase call and put options on specific securities, on indices, on currencies or on futures, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price. A covered call option is a call option with respect to which an Investment Fund owns the underlying security. The sale of such an option exposes an Investment Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on an Investment Fund’s books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by the Investment Funds need not be covered.

An Investment Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Investment Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, an Underlying Manager would ordinarily effect a similar “closing sale transaction,” which involves liquidating a position by selling the option previously purchased, although the Underlying Manager could exercise the option should it deem it advantageous to do so.

Investment Funds may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission (“CFTC”).

Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting an Investment Fund to substantial losses.

Successful use of futures also is subject to an Underlying Manager’s ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Some or all of the Underlying Managers may purchase and sell stock index futures contracts for an Investment Fund. A stock index future obligates an Investment Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.

Some or all of the Underlying Managers may purchase and sell interest rate futures contracts for an Investment Fund. A contract for interest rate futures represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

Some or all of the Underlying Managers may purchase and sell currency futures for an Investment Fund. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.

The Fund intends to rely on the no-action relief provided by No-Action Letter 12-38 of the Division of Swap Dealer and Intermediary Oversight (“Division”) of the CFTC. Pursuant to this letter, the Adviser is not required to register as a “commodity pool operator” (“CPO”) with respect to the Fund, or rely on an exemption from registration, until the later of June 30, 2013 or six months from the date the Division issues revised guidance on the application of the calculation of the de minimis thresholds to fund-of-funds operators. As of the date of the Memorandum, the CFTC has not yet proposed any guidance regarding the application of the de minimis thresholds to fund-of-funds operators. If the Fund and the Adviser with respect to the Fund become subject to CFTC regulation, the Fund may incur additional compliance, operational and other expenses.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or the Adviser having to register as a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Adviser is required to register as a CPO with respect to the Fund, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations.

Options on Securities Indexes

Some or all of the Underlying Managers may purchase and sell for the Investment Funds call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by an Underlying Manager of options on stock indexes will be subject to the Underlying Manager’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Warrants and Rights

Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities.

Swap Agreements

The Underlying Managers may enter into equity, interest rate, index and currency rate swap agreements on behalf of Investment Funds. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by an Investment Fund would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, an Investment Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, an Investment Fund’s risk of loss consists of the net amount of payments that it contractually is entitled to receive.

To achieve investment returns equivalent to those achieved by an Underlying Manager in whose investment vehicles the Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Fund may enter into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate and to receive the total return of the reference investment vehicle over a stated time period. The Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances. The U.S. federal income tax treatment of swap agreements and other derivatives used in the above manner is unclear. The Fund does not currently intend to use swaps or other derivatives in this manner.

Lending Portfolio Securities

An Investment Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Investment Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Investment Fund an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral. An Investment Fund generally will receive collateral consisting of cash, U.S. government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Investment Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Investment Fund.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, an Investment Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Investment Fund enters into the commitment, but the Investment Fund does not make payment until it receives delivery from the counterparty. After an Investment Fund commits to purchase such securities, but before delivery and settlement, it may sell the securities if it is deemed advisable.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose an Investment Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when an Investment Fund is fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of an Investment Fund. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by an Investment Fund on a forward basis will not honor its purchase obligation. In such cases, the Investment Fund may incur a loss.

Leverage

In addition to the use of leverage by the Underlying Managers in their respective trading strategies, the Adviser may leverage the Fund’s allocations to the Underlying Managers through (i) borrowings, (ii) swap agreements, options or other derivative instruments, (iii) employing certain Underlying Managers (many of which trade on margin and do not generally need additional capital from the Fund in order to increase the level of the positions they acquire for it) to trade notional equity in excess of the equity actually available in their accounts, or (iv) a combination of these methods. The financing entity or counterparty on any swap, option or other derivative instrument may be any entity or institution which the Adviser determines to be creditworthy.

Thus, the Fund, through its leveraged investments in the Investment Funds and through each Underlying Manager’s use of leverage in its trading strategies, uses leverage with respect to the Shares. As a result of that leverage, a relatively small movement in the spread relationship between the securities and commodities interests the Fund indirectly owns and those which it has indirectly sold short may result in substantial losses.

Investors also should note that the leverage the Underlying Managers employ in their Investment Fund trading can result in an investment portfolio significantly greater than the assets allocated to their trading, which can greatly increase the Fund’s profits or losses as compared to its net assets. The Underlying Managers’ anticipated use of short-term margin borrowings results in certain additional risks to the Fund. For example, should the securities that are pledged to brokers to secure the Underlying Managers’ margin Investment Funds decline in value, or should brokers from which the Underlying Managers have borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Underlying Managers could be subject to a “margin call,” pursuant to which the Underlying Managers must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the assets of an Underlying Manager, the Underlying Manager might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses.

Short Selling

The Underlying Managers may engage in short selling. Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. For these reasons, short selling is considered a speculative investment practice.

Investment Funds may also effect short sales “against the box.” These transactions involve selling short securities that are owned (or that an Investment Fund has the right to obtain). When an Investment Fund enters into a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. Investment Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box.

OTHER POTENTIAL RISKS AND ADDITIONAL INVESTMENT INFORMATION

Dependence on the Adviser and Underlying Managers

The Fund invests its assets primarily in a number of funds managed by Underlying Managers, selected by the Adviser. The success of the Fund depends upon the ability of the Adviser to develop and implement investment strategies that achieve the investment objective of the Fund, and upon the ability of the Underlying Managers to develop and implement strategies that achieve their respective investment objectives. Shareholders will have no right or power to participate in the management or control of the Fund or the Investment Funds, and will not have an opportunity to evaluate the specific investments made by the Investment Funds or the Underlying Managers, or the terms of any such investments.

Compensation Arrangements with the Underlying Managers

Underlying Managers may receive compensation based on the performance of their investments. Such compensation arrangements may create an incentive to make investments that are riskier or more speculative than would be the case if such arrangements were not in effect. In addition, because performance-based compensation is calculated on a basis that includes unrealized appreciation of an Investment Fund’s assets, such performance-based compensation may be greater than if such compensation were based solely on realized gains.

Business and Regulatory Risks

Legal, tax and regulatory developments that may adversely affect the Fund, the Underlying Managers or the Investment Funds could occur during the term of the Fund. Securities and other investment markets are subject to comprehensive statutes, regulations and margin requirements enforced by the SEC, other regulators and self-regulatory organizations and exchanges authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial actions. The regulatory environment for private funds is evolving, and changes in the regulation of private funds and their trading activities may adversely affect the ability of the Fund to pursue its investment strategy and the value of investments held by the Fund. There has been an increase in governmental, as well as self-regulatory, scrutiny of the alternative investment industry in general. The current presidential administration has called for and is seeking to enact significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy, making it impossible to predict what, if any, changes in regulations may occur. Unforeseeable regulations that restrict the ability of the Fund to trade in securities or the ability of the Fund to employ, or brokers and other counterparties to extend, credit in its trading (as well as other regulatory changes that result) could have a material adverse impact on the Fund’s portfolio. Further, as artificial intelligence technologies are used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund. The legal and regulatory frameworks within which artificial intelligence technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.

Control Positions

Investment Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject an Investment Fund to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved in a manner adverse to the Investment Funds, the Investment Funds likely would suffer losses on their investments. Additionally, should an Investment Fund obtain such a position, such entity may be required to make filings concerning its holdings with the SEC and it may become subject to other regulatory restrictions that could limit the ability of such Investment Fund to dispose of its holdings at a preferable time and in a preferable manner. Violations of these regulatory requirements could subject the Investment Fund to significant liabilities.

Effect of Investor Withdrawals on an Underlying Manager’s Ability to Influence Corporate Change

From time to time an Investment Fund may acquire enough of a company’s shares or other equity to enable its Underlying Manager, either alone or together with the members of any group with which the Underlying Manager is acting, to influence the company to take certain actions, with the intent that such actions will maximize shareholder value. If the investors of such an Investment Fund request withdrawals representing a substantial portion of the Investment Fund’s assets during any period when its Underlying Manager (or members of any such group) are seeking to influence any such corporate changes, the Underlying Manager may be compelled to sell some or all of the Investment Fund’s holdings of the shares or other equity issued by such company in order to fund such investor withdrawal requests. This may adversely impact, or even eliminate, the Underlying Manager’s (or the group’s) ability to influence such changes and, thus, to influence shareholder value, possibly resulting in losses to the Investment Fund and subsequently, the Fund.

Reliance on Key Personnel of the Adviser

The Fund’s ability to identify and invest in attractive opportunities is dependent upon the Adviser. If one or more of the key individuals leaves the Adviser or is temporarily or permanently incapacitated, the Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

Real Estate Investments

The Fund will, from time to time, make investments in real estate lending funds for which real estate effects a significant portion of the investment’s asset base or value. Real estate values are affected by a number of factors, including changes in the general economic climate, local conditions (such as an oversupply of or a reduction in demand for real estate), the quality and philosophy of management, competition based on rental rates, attractiveness and location of the properties, financial condition of tenants, buyers and sellers or properties, quality of maintenance, insurance and management services and changes in operating costs. Real estate values are also affected by and sensitive to factors such as government regulations (including those governing usage, improvements, zoning and taxes), interest rate levels, the availability of financing and potential liability under changing environmental and other laws.

Real estate assets generally will be subject to the risks incident to the ownership and operation of real estate and real estate-related assets and/or risks incident to the making of nonrecourse mortgage loans secured by real estate, including risks associated with both the domestic and international general economic climates; local real estate conditions; risks due to dependence on cash flow; risks and operating problems arising out of the absence of certain construction materials; changes in supply of, or demand for, competing properties in an area (as a result, for instance, of overbuilding); the financial condition of tenants, buyers and sellers of properties; changes in availability of debt financing; energy and supply shortages; changes in the tax, real estate, environmental and zoning laws and regulations; various uninsured or uninsurable risks; natural disasters; and the ability of the Underlying Fund or third-party borrowers to manage the real properties. The Underlying Fund could incur the burdens of ownership of real property, which include the paying of expenses and taxes, maintaining such property and any improvements thereon, and ultimately disposing of such property.

From time to time, real estate loans or participation interests therein acquired by the Underlying Fund will at the time of their acquisition be, or may become after acquisition, non-performing for a wide variety of reasons. Such non-performing real estate loans could require a substantial amount of workout negotiations and/or restructuring, which could entail, among other things, a substantial reduction in the interest rate and a substantial write down of the principal of such loans. However, even if a restructuring were successfully accomplished, a risk exists that upon maturity of such real estate loan, replacement “takeout” financing will not be available. Purchases of participations in real estate loans raise many of the same risks as investments in real estate loans and also carry risks of illiquidity and lack of control.

Dilution

If an Underlying Manager limits the amount of capital that may be contributed to an Investment Fund by the Fund, additional sales of Shares of the Fund will dilute the participation of existing Shareholders in the indirect returns to the Fund from such Investment Fund.

Indirect Investment in Investment Funds

Any transaction by which the Fund indirectly gains exposure to an Investment Fund by the purchase of a swap or other contract is subject to special risks. The Fund’s use of such instruments can result in volatility, and each type of instrument is subject to special risks. Indirect investments generally will be subject to transaction and other fees that will reduce the value of the Fund’s investment in an Investment Fund. There can be no assurance that the Fund’s indirect investment in an Investment Fund will have the same or similar results as a direct investment in the Investment Fund, and the Fund’s value may decrease as a result of such indirect investment.

Counterparty Insolvency

The Fund’s and the Investment Funds’ assets may be held in one or more funds maintained for the Fund or the Investment Funds by counterparties, including their prime brokers. There is a risk that any of such counterparties could become insolvent. The insolvency of such counterparties is likely to impair the operational capabilities or the assets of the Investment Funds and the Fund. If one or more of the Investment Funds’ counterparties were to become insolvent or the subject of liquidation proceedings in the United States (either under the Securities Investor Protection Act or the United States Bankruptcy Code), there exists the risk that the recovery of the Investment Funds’ securities and other assets from such prime broker or broker-dealer will be delayed or be of a value less than the value of the securities or assets originally entrusted to such prime broker or broker-dealer.

In addition, the Investment Funds may use counterparties located in various jurisdictions outside the United States. Such local counterparties are subject to various laws and regulations in various jurisdictions that are designed to protect their customers in the event of their insolvency. However, the practical effect of these laws and their application to the Investment Funds’ assets are subject to substantial limitations and uncertainties. Because of the large number of entities and jurisdictions involved and the range of possible factual scenarios involving the insolvency of a counterparty, it is impossible to generalize about the effect of their insolvency on the Investment Funds and their assets and the Fund. The insolvency of any counterparty would result in a loss to the Fund, which could be material.

Financial Failure of Intermediaries

There is always the possibility that the institutions, including brokerage firms and banks, with which the Fund does business, or to which securities have been entrusted for custodial purposes, will encounter financial difficulties that may impair their operational capabilities or result in losses to the Fund.

Suspensions of Trading

Each exchange typically has the right to suspend or limit trading in all securities that it lists. Such a suspension could render it impossible for an Investment Fund to liquidate its positions and thereby expose it to losses. In addition, there is no guarantee that non-exchange markets will remain liquid enough for an Investment Fund to close out positions.

Enforceability of Claims Against Investment Funds

The Fund has no assurances that it will be able to: (1) effect service of process within the U.S. on foreign Investment Funds; (2) enforce judgments obtained in U.S. courts against foreign Investment Funds based upon the civil liability provisions of the U.S. federal securities laws; (3) enforce, in an appropriate foreign court, judgments of U.S. courts based upon the civil liability provisions of the U.S. federal securities laws; and (4) bring an original action in an appropriate foreign court to enforce liabilities against an Investment Fund or other person based upon the U.S. federal securities laws. It is unclear whether Shareholders would ever be able to bring claims directly against the Investment Funds, domestic or foreign, or whether all such claims must be brought by the Board on behalf of Shareholders.

Cybersecurity Risk

The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. The use of artificial intelligence and machine learning could exacerbate these risks or result in cyber security incidents that implicate personal data. Cyber security breaches affecting the Fund, the Adviser, financial intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of Shareholder transactions, impact the Fund’s ability to calculate its net asset value (“NAV”), cause the release of private Shareholder information or confidential business information, impede investment activities, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for Investment Funds and for the issuers of securities in which the Fund or an Investment Fund may invest, which could result in material adverse consequences for the Investment Funds or such issuers and may cause the Fund to lose value. The Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund and the Adviser. There can be no assurance that the Fund, the Adviser, the Fund’s third-party service providers, or the issuers of the securities in which the Fund invests, will not suffer losses relating to cybersecurity breaches in the future. While a Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a Fund or its shareholders. Despite reasonable precautions, the risk remains that such incidents could occur, and that such incidents could cause damage to individual investors due to the risk of exposing confidential personal data about investors to unintended parties.

Payment in Kind for Repurchased Shares

The Fund does not expect to, but has the right to, distribute securities as payment for repurchased Shares except in unusual circumstances, such as in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on Shareholders not requesting that their Shares be repurchased. In the event that the Fund makes such a distribution of securities as payment for Shares, Shareholders will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs to dispose of such securities.

BOARD OF TRUSTEES AND OFFICERS

The business operations of the Fund are managed and supervised under the direction of the Board, subject to the laws of the State of Delaware and the Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”). The Board has overall responsibility for the management and supervision of the business affairs of the Fund on behalf of its Shareholders, including the authority to establish policies regarding the management, conduct and operation of its business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The officers of the Fund conduct and supervise the daily business operations of the Fund.

The members of the Board (each, a “Trustee”) are not required to contribute to the capital of the Fund or to hold Shares. A majority of Trustees of the Board are not “interested persons” (as defined in the Investment Company Act) of the Fund (collectively, the “Independent Trustees”). Any Trustee who is not an Independent Trustee is an interested trustee (“Interested Trustee”).

The identity of Trustees of the Board and officers of the Fund, and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years is set forth below.

The Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity or retirement. A Trustee may resign upon written notice to the other Trustees of the Fund, and may be removed either by (i) the vote of at least two-thirds of the Trustees of the Fund not subject to the removal vote or (ii) the vote of Shareholders of the Fund holding not less than two-thirds of the total number of votes eligible to be cast by all Shareholders of the Fund. In the event of any vacancy in the position of a Trustee, the remaining Trustees of the Fund may appoint an individual to serve as a Trustee so long as immediately after the appointment at least two-thirds of the Trustees of the Fund then serving have been elected by the Shareholders of the Fund. The Board may call a meeting of the Fund’s Shareholders to fill any vacancy in the position of a Trustee of the Fund, and must do so if the Trustees who were elected by the Shareholders of the Fund cease to constitute a majority of the Trustees then serving on the Board.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen**	Other Directorships Held by Trustees***
David G. Lee Year of Birth: 1952	Chairman and Trustee	Since Inception	Retired (since 2012); President and Director, Client Opinions, Inc. (2003 – 2012); Chief Operating	33	None
c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212			Officer, Brandywine Global Investment Management (1998 – 2002).

Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (since 2009); Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 – 2009).	33	None

Gary E. Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (since 2023); Managing Director, Veritable LP (investment advisory firm) (2016-2023); Founder/President, Ascendant Capital Partners, LP (private equity firm) (2001– 2018).	33	Trustee, Quaker Investment Trust (1 portfolio) (registered investment company).

*	Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity or retirement.

**	As of March 31, 2026, the fund complex consists of the AFA Asset Based Lending Fund, Agility Multi-Asset Income Fund, Aspiriant Capital Appreciation Fund, Aspiriant Real Assets Fund, Destiny Alternative Fund, Felicitas Income Fund, Felicitas Private Markets Fund, First Trust Alternative Opportunities Fund, First Trust Enhanced Private Credit Fund, First Trust Hedged Strategies Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, FT Vest Hedged Equity Income Fund: Series A2, FT Vest Hedged Equity Income Fund: Series A3, FT Vest Hedged Equity Income Fund: Series A4, FT Vest Hedged Equity Income Fund: Series B1, FT Vest Hedged Equity Income Fund: Series B2, FT Vest Hedged Equity Income Fund: Series B3, FT Vest Rising Dividend Achievers Total Return Fund, FT Vest Total Return Income Fund: Series A1, FT Vest Total Return Income Fund: Series A2, FT Vest Total Return Income Fund: Series A3, FT Vest Total Return Income Fund: Series A4, FT Vest Total Return Income Fund: Series B1, FT Vest Total Return Income Fund: Series B2, FT Vest Total Return Income Fund: Series B3, FT Vest Total Return Income Fund: Series B4, Infinity Core Alternative Fund, Pender Real Estate Credit Fund, Variant Alternative Income Fund, Variant Alternative Lending Fund and Variant Impact Fund.

***	As of March 31, 2026.

Interested Trustee and Officers

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen**	Other Directorships Held by Trustees***
Terrance P. Gallagher*** Year of Birth: 1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (Since October 2025); Trustee, Investment Managers Series Trust II (registered investment company) (2013 – Present); Executive Vice President and Trust Platform Director, UMB Fund Services, Inc. (2024 – October 2025); President, Investment Managers Series Trust II (registered investment company) (2013 –April 2025); Executive Vice President and Director of Fund Accounting, Administration and Tax, UMB Fund Services, Inc. (2007 – 2023).	33	President and Trustee, Investment Managers Series Trust II (262 portfolios) (registered investment company).

Bonar Chhay Year of Birth: 1981 65 N. Raymond Ave, Ste. 315, Pasadena, CA 91103	President and Principal Executive Officer	Since Inception	Managing Partner, Felicitas Global Partners, LLC (since 2018).	N/A	N/A

Madeline Arment Year of Birth: 1989 c/o UMB Fund Services Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer and Principal Financial Officer	Since Inception	Director, PINE Advisors LLC (since 2022); Fund Controller, ALPS Fund Services, Inc., (2018 - 2022).	N/A	N/A

Bernadette Murphy Year of Birth: 1964 c/o UMB Fund Services Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since Inception	Director, Vigilant Compliance, LLC (investment management solutions firm) (2018 – Present).	N/A	N/A

Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since Inception	Senior Vice President, Registered Funds Product Manager (August 2025 – Present), Senior Vice President, Client Services (2017 – 2025); Vice President, Senior Client Service Manager (2013 – 2017), Assistant Vice President, Client Relations Manager (2002 – 2013), UMB Fund Services, Inc.	N/A	N/A

*	Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity or retirement.

**	As of March 31, 2026, the fund complex consists of the AFA Asset Based Lending Fund, Agility Multi-Asset Income Fund, Aspiriant Capital Appreciation Fund, Aspiriant Real Assets Fund, Destiny Alternative Fund, Felicitas Income Fund, Felicitas Private Markets Fund, First Trust Alternative Opportunities Fund, First Trust Enhanced Private Credit Fund, First Trust Hedged Strategies Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, FT Vest Hedged Equity Income Fund: Series A2, FT Vest Hedged Equity Income Fund: Series A3, FT Vest Hedged Equity Income Fund: Series A4, FT Vest Hedged Equity Income Fund: Series B1, FT Vest Hedged Equity Income Fund: Series B2, FT Vest Hedged Equity Income Fund: Series B3, FT Vest Rising Dividend Achievers Total Return Fund, FT Vest Total Return Income Fund: Series A1, FT Vest Total Return Income Fund: Series A2, FT Vest Total Return Income Fund: Series A3, FT Vest Total Return Income Fund: Series A4, FT Vest Total Return Income Fund: Series B1, FT Vest Total Return Income Fund: Series B2, FT Vest Total Return Income Fund: Series B3, FT Vest Total Return Income Fund: Series B4, Infinity Core Alternative Fund, Pender Real Estate Credit Fund, Variant Alternative Income Fund, Variant Alternative Lending Fund and Variant Impact Fund.

***	Mr. Gallagher is deemed an interested person of the Fund because of his affiliation with the Fund’s Administrator.

****	As of March 31, 2026.

The Board believes that each of the Trustees’ experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes common to all Trustees is the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, the Fund’s other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s business, consulting, and public service; experience as a board member of non- profit entities or other organizations; education or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee.

David G. Lee. Mr. Lee has been a Trustee since the Fund’s inception. He has more than 32 years of experience in the financial services industry.

Robert Seyferth. Mr. Seyferth has been a Trustee since the Fund’s inception. Mr. Seyferth has more than 37 years of business and accounting experience.

Terrance P. Gallagher. Mr. Gallagher has been a Trustee since the Fund’s inception. Mr. Gallagher has more than 46 years of experience in the financial service industry.

Gary E. Shugrue. Mr. Shugrue has been a Trustee since the Fund’s inception. Mr. Shugrue has more than 37 years of experience in the financial service industry.

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Fund in accordance with the provisions of the Investment Company Act, applicable provisions of state and other laws and the Fund’s Declaration of Trust. The Board is currently composed of 4 members, 3 of whom are Independent Trustees. The Board holds regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibility. The Independent Trustees meet with their independent legal counsel prior to and/or during each quarterly board meeting. As described below, the Board has established an Audit Committee and a Nominating Committee and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed David G. Lee, an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman serves as a key point person for dealings between management and the Trustees. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. The Adviser and other service providers has their own independent interests in risk management, and their policies and methods of risk management depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board requires senior officers of the Fund, including the President, Treasurer and Chief Compliance Officer, and the Adviser to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee also receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board also receives reports from certain of the Fund’s other primary service providers on a periodic or regular basis, including the Fund’s custodian, distributor and administrator. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees of the Board of Trustees

Audit Committee

The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board. In performing its responsibilities, the Audit Committee will select and recommend annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year, and will review with the firm the scope and results of each audit. The Audit Committee currently consists of each of the Fund’s Independent Trustees. As the Fund is newly organized, the Audit Committee did not hold any meetings during the last fiscal year.

Nominating Committee

The Board has formed a Nominating Committee that is responsible for selecting and nominating persons to serve as Trustees of the Fund. The Nominating Committee is responsible for both nominating candidates to be appointed by the Board to fill vacancies and for nominating candidates to be presented to Shareholders for election. In performing its responsibilities, the Nominating Committee will consider candidates recommended by management of the Fund and by Shareholders and evaluate them both in a similar manner, as long as the recommendation submitted by a Shareholder includes at a minimum: the name, address and telephone number of the recommending Shareholder and information concerning the Shareholder’s interests in the Fund in sufficient detail to establish that the Shareholder held Shares on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the Nominating Committee in evaluating the recommended nominee’s qualifications to serve as a trustee. The Nominating Committee may solicit candidates to serve as trustees from any source it deems appropriate. With the Board’s prior approval, the Nominating Committee may employ and compensate counsel, consultants or advisers to assist it in discharging its responsibilities. The Nominating Committee currently consists of each of the Fund’s Independent Trustees. As the Fund is newly organized, the Nominating Committee did not hold any meetings during the last fiscal year.

Trustee and Officer Ownership of Securities

As of the date of this SAI, none of the Trustees owns Shares of the Fund nor any other registered investment company in the fund complex.

As of the date of this SAI, the Trustees and officers of the Fund as a group owned less than one percent of the outstanding Shares of the Fund.

Independent Trustee Ownership of Securities

As of the date of this SAI, none of the Independent Trustees (or their immediate family members) owned beneficially or of record securities of the Adviser or of an entity (other than a registered investment company) controlling, controlled by or under common control with the Adviser.

Trustee Compensation

In consideration of the services rendered by the Independent Trustees, the Fund will pay each Independent Trustee a retainer of $45,000 per fiscal year. Trustees that are interested persons will not be compensated by the Fund.

CODES OF ETHICS

The Fund, Adviser, and Placement Agent have each adopted a code of ethics pursuant to Rule 17j-1 of the Investment Company Act, which is designed to prevent affiliated persons of the Fund, Adviser, and Placement Agent from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund. The codes of ethics permit persons subject to them to invest in securities, including securities that may be held or purchased by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics of the Fund and Adviser are included as exhibits to the Fund’s registration statement filed with the SEC and are available on the EDGAR database on the SEC’s website at https://www.sec.gov, and may also be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Adviser

Felicitas Global Partners, LLC serves as the investment adviser to the Fund and is also responsible for determining and implementing the Fund’s overall investment strategy, including investment selection, initial and on-going due diligence of underlying managers, and asset allocation, and providing certain clerical, bookkeeping and other administrative services. The Adviser is a Delaware limited liability company. The Adviser is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Subject to the general supervision of the Board, and in accordance with the investment objective, policies, and restrictions of the Fund, the Adviser is responsible for the management and operation of the Fund and the investment of the Fund’s assets. The Adviser provides such services to the Fund pursuant to the Investment Management Agreement (the “Investment Management Agreement”).

The Investment Management Agreement became effective as of [●], and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund, or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the basis for the Board’s approval of the Investment Management Agreement will be available in the Fund’s first annual or semi-annual report to Shareholders.

Investment Management Fee

Pursuant to the Investment Management Agreement, the Fund pays the Adviser a quarterly Investment Management Fee equal to 0.75% on an annualized basis of the Fund’s NAV as of each quarter-end, subject to certain adjustments. The Investment Management Fee will be paid to the Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. NAV means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund; provided that for purposes of determining the Investment Management Fee payable to the Adviser for any quarter, NAV will be calculated prior to any reduction for any fees and expenses of the Fund for that quarter, including, without limitation, the Investment Management Fee payable to the Adviser for that quarter.

Expense Limitation and Reimbursement Agreement

[The Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, costs and expenses associated with leverage, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, financing fees and costs, and extraordinary expenses, such as litigation expenses) do not exceed 1.25% of the average daily net assets of the Fund (the “Expense Limit”) through [●]. Because taxes, costs and expenses associated with leverage, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, financing fees and costs, and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed [●]%. The Expense Limitation and Reimbursement may not be terminated before [●] and thereafter may be terminated by the Fund or the Adviser upon 30 days’ written notice. Unless it is terminated, the Expense Limitation and Reimbursement Agreement will automatically renew for consecutive one-year terms. For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in effect at the time of the Waiver and the Expense Limit at the time of the repayment.]

As the Fund had not commenced operations as of the date of this SAI, the Adviser has not received any Investment Management Fee from the Fund.

The Portfolio Managers

The personnel of the Adviser who has primary responsibility for the day-to-day management of the Fund’s portfolio (the “Portfolio Manager”) is Bonar Chhay.

Other Accounts Managed by the Portfolio Manager(1)

	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance
Bonar Chhay	Registered Investment Companies:	1	$127,920,038	0	$0
	Other Pooled Investment Vehicles:	7	$597,959,463.01	6	$566,183,219.01
	Other Accounts:	0	$0	0	$0

(1)	As of March 31, 2026.

Conflicts of Interest

The Adviser and Portfolio Manager may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Adviser or a Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Adviser seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment models that are used in connection with the management of the Fund.

If the Adviser or a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

The Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation of the Portfolio Manager

Mr. Chhay receives a base salary and bonus, neither of which is directly tied to the performance of the Fund and is eligible to avail himself of the life insurance, medical and dental benefits offered to all employees of the Adviser and to participate in the Adviser’s 401(k) plan. Any salary and/or bonus received by the portfolio manager is tied to the overall performance of the Adviser’s overall business.

Portfolio Manager’s Ownership of Shares

Name of Portfolio Manager:	Dollar Range of Shares Beneficially Owned by Portfolio Manager(1):
Bonar Chhay	[●]

(1)	As of [●].

BROKERAGE

It is the policy of the Fund to obtain the best results in connection with effecting its portfolio transactions taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. In most instances, the Fund will purchase interests in an Investment Fund directly from the Investment Fund, and such purchases by the Fund may be, but are generally not, subject to transaction expenses. Nevertheless, the Fund anticipates that some of its portfolio transactions (including investments in Investment Funds) may be subject to expenses. The Investment Funds incur transaction expenses in the management of their portfolios, which will decrease the value of the Fund’s investment in the Investment Funds. Each Investment Fund is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage. The Adviser will have no direct or indirect control over the brokerage or portfolio trading policies employed by the Underlying Managers.

TAXES

The discussions of the federal tax consequences in the Memorandum and this SAI are based on the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. The Fund intends to qualify as a regulated investment company (“RIC”) under federal income tax law. A partnership’s election to be treated as a corporation may ordinarily be treated as a transaction in which no gain or loss is recognized. However, it is possible that, when viewed with other steps of a proposed transaction, the Fund’s change in form may not be a non-taxable transaction.

As a RIC, the Fund will generally not be subject to federal corporate income taxes, provided that it distributes out to Shareholders its taxable income and gain each year. To qualify for treatment as a RIC, the Fund must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer), and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

The Fund intends generally to make distributions to shareholders of all of its net income and gains for each taxable year. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a RIC. If for any taxable year the Fund were not to qualify as a RIC, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to Shareholders. In that event, taxable Shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate Shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on RICs that fail to distribute for each calendar year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each calendar year to avoid liability for this excise tax.

Investments in Partnerships. The Fund will own interests in Investment Funds that are classified as partnerships for federal income tax purposes. As a partner in a partnership, the Fund will be required to recognize its allocable share of taxable income, if any, from the partnership, whether or not such income is actually distributed from the partnership to the Fund. Accordingly, the Fund may need to borrow money or dispose of its interests in underlying funds to make the required distributions. The character of the income recognized by each Investment Fund that is a partnership will flow through to the Fund including for purposes of determining whether at least 90% of the income of the Fund is qualifying income if the Fund has elected to be treated as a RIC. Accordingly, if such an Investment Fund derives income other than qualifying income, the Fund (if it has made an election to be treated as a RIC) may need to take steps to avoid recognizing such nonqualifying income, including the formation of one or more corporate subsidiaries to hold a portion of the Fund’s interests in such Investment Funds. The tax liability of any such corporate subsidiaries may reduce the value of the Fund.

Capital Loss Carryforwards. For federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during subsequent years.

State and Local Taxes. Although the Fund expects to qualify as a RIC and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, and on the types of taxes imposed by such states and localities, the Fund may be subject to the tax laws of such states or localities.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

[                   ], has been selected as the independent registered public accounting firm for the Fund and in such capacity will audit the Fund’s annual financial statements and financial highlights.

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, serves as counsel to the Fund and the Independent Trustees.

ADMINISTRATOR

The Fund has contracted with UMB Fund Services, Inc. (the “Administrator”) to provide it with certain administrative and accounting services. As the Fund had not commenced operations as of the date of this SAI, the Administrator has not received any fees from the Fund.

CUSTODIAN

UMB Bank, n.a. (the “Custodian”), serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) in accordance with the requirements of Section 17(f) of the Investment Company Act. Assets of the Fund are not held by the Adviser, or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. subcustodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 1010 Grand Blvd., Kansas City, MO 64106. The Custodian is an affiliate of UMB Fund Services, Inc., which serves as the Fund’s administrator.

PLACEMENT AGENT

[[●] is the Placement Agent of Shares and is located at [●]. The Placement Agent is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. Pursuant to the Placement Agent Agreement, the Placement Agent continually distributes Shares of the Fund on a best efforts basis. The Placement Agent has no obligation to sell any specific quantity of Shares. The Placement Agent and its officers have no role in determining the investment policies of or which securities are to be purchased or sold by the Fund.]

ADDITIONAL PAYMENT TO FINANCIAL INTERMEDIARIES

The Adviser or its affiliates may from time to time make payments, out of their own resources, to certain financial intermediaries that sell shares of the Fund to promote the sales and retention of Fund shares by those firms and their customers. The amounts of these payments vary by intermediary. The level of payments that the Adviser or an affiliate is willing to provide to a particular intermediary may be affected by, among other factors, (i) the firm’s total assets or Fund shares held in and recent net investments into the Fund, (ii) the value of the assets invested in the Fund by the intermediary’s customers, (iii) redemption rates, (iv) its ability to attract and retain assets, (v) the intermediary’s reputation in the industry, (vi) the level and/or type of marketing assistance and educational activities provided by the intermediary, (vii) the firm’s level of participation in the Fund’s sales and marketing programs, (viii) the firm’s compensation program for its registered representatives who sell Fund shares and provide services to Fund shareholders, and (ix) the asset class of the Fund for which these payments are provided. Such payments are generally asset-based but also may include the payment of a lump sum.

The Adviser and/or its affiliates may also make payments to certain intermediaries for certain administrative services and shareholder processing services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by the Adviser or an affiliate under this category of services may be charged back to the Fund, subject to approval by the Board.

The Adviser and/or its affiliates may make payments, out of its own assets, to those firms as compensation and/or reimbursement for marketing support and/or program servicing to selected intermediaries that are registered as holders or dealers of record for accounts invested in the Fund or that make Fund shares available through certain selected Fund no-transaction fee institutional platforms and fee-based wrap programs at certain financial intermediaries. Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the intermediary and are generally asset-based. Services for which an intermediary receives marketing support payments may include, but are not limited to, business planning assistance, advertising, educating the intermediary’s personnel about the Fund in connection with shareholder financial planning needs, placement on the intermediary’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the intermediary. In addition, intermediaries may be compensated for enabling representatives of the Adviser and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the intermediary. Services for which an intermediary receives program servicing payments typically include, but are not limited to, record keeping, reporting or transaction processing and shareholder communications and other account administration services, but may also include services rendered in connection with investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An intermediary may perform program services itself or may arrange with a third party to perform program services. These payments, if any, are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Fund out of Fund assets.

From time to time, the Adviser and/or its affiliates, at its expense, may provide other compensation to intermediaries that sell or arrange for the sale of shares of the Fund, which may be in addition to marketing support and program servicing payments described above. For example, the Adviser and/or its affiliates may: (i) compensate intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations and tax reporting) on an asset-based or per-account basis; (ii) compensate intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected intermediaries for items such as ticket charges (i.e., fees that an intermediary charges its representatives for effecting transactions in Fund shares) or exchange order, operational charges (e.g., fees that an intermediary charges for establishing the Fund on its trading system), and literature printing and/or distribution costs; (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan; and (v) provide payments to broker-dealers to help defray their technology or infrastructure costs.

When not provided for in a marketing support or program servicing agreement, the Adviser and/or its affiliates may also pay intermediaries for enabling the Adviser and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other intermediary employees, client and investor events and other intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. The Adviser and/or its affiliates make payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.

The Adviser and/or its affiliates occasionally sponsor due diligence meetings for registered representatives during which they receive updates on the Fund and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in the Fund are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by the Adviser and/or its affiliates.

The amounts of payments referenced above made by the Adviser and/or its affiliates could be significant and may create an incentive for an intermediary or its representatives to recommend or offer shares of the Fund to its customers. The intermediary may elevate the prominence or profile of the Fund within the intermediary’s organization by, for example, placing the Fund on a list of preferred or recommended funds and/or granting the Adviser and/or its affiliates preferential or enhanced opportunities to promote the Fund in various ways within the intermediary’s organization. These payments are made pursuant to negotiated agreements with intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount the Fund will receive as proceeds from such sales. Furthermore, many of these payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Memorandum because they are not paid by the Fund. The types of payments described herein are not mutually exclusive, and a single intermediary may receive some or all types of payments as described.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their intermediaries for information about any payments they receive from the Adviser and/or its affiliates and the services it provides for those payments. Investors may wish to take intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy voting policies and procedures. Copies of the Fund’s and Adviser’s proxy policies and procedures are included as Appendix A to this SAI.

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund’s Form N-PX filing, once available, will be available: (i) without charge, upon request, by calling the Fund at 1-(888) 884-8810 or (ii) by visiting the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

[As of [●],the following persons had a greater than 5% interest in the Fund.]

FINANCIAL STATEMENTS

The Fund will issue a complete set of financial statement on a semi-annual basis in accordance with generally accepted accounting principles. The Fund’s Annual and Semi-Annual Reports, once available, maybe be obtained (i) without charge, upon request, by calling the Fund at 1-(888) 884-8810 or (ii) by visiting the SEC’s website at www.sec.gov.

APPENDIX A - PROXY VOTING POLICIES AND PROCEDURES

Felicitas Global Partners, LLC

Proxy Voting Policy

Current as of December 2025

65 North Raymond Avenue, Suite 315, Pasadena, CA 91103 | Telephone: 310.461.8990

This material is the property of Felicitas Global Partners, LLC (referred to herein as the “Company” or “Firm”) and must be returned to the Company if your employment or association with the Company is terminated for any reason. The contents of this material are confidential, and should not be revealed to third parties.

A.	Proxy Voting

1.	General

The Company’s provisions related to proxy voting will be characteristic of each Client’s respective agreements.

For the Company’s Clients that are pooled investment vehicles and separately managed accounts, the Company neither asks for, nor accepts voting authority for client securities. Fund and SMA Clients will receive proxies directly from the issuer of the security of the custodian. Fund and SMA Clients should direct all proxy questions to the issuer of the security. If the Company decides to accept proxy voting authority in the future for these Client Types, it will amend its proxy voting policy accordingly.

As outlined in the sub-advisory agreement, the Company in its capacity as a Sub-Adviser to a Registered Fund shall be responsible for: (i) directing how the Registered Fund should vote proxies solicited by issuers of securities and other investments beneficially owned by the Registered Fund, and (ii) making any elections relative to any mergers, acquisitions, tender offers, bankruptcy proceedings or other type events pertaining to the securities and other investments held by the Registered Fund.

In the event that the Adviser were to participate in proxy voting with respect to the closed-end investment company (“Registered Closed-End Fund”), the Adviser has adopted the following Proxy Voting Policies.

The Company is responsible for voting proxies for all portfolio securities of a Registered Closed-End Fund and keeping certain records relating to how the proxies were voted as required by the Advisers Act and Proxy Rule under the 1940 Act. The Registered Closed-End Funds’ administrator will prepare and file, based on such record, Form N-PX on an annual basis with the SEC no later than August 31 of each year.

As a fiduciary, an investment adviser with proxy voting authority has a duty to monitor corporate events and to vote proxies, as well as a duty to cast votes in the best interest of clients and not subrogate client interests to its own interests. Rule 206(4)-6 under the Advisers Act (the “Proxy Voting Rule”) places specific requirements on registered investment advisers with proxy voting authority. To meet the obligations under this rule, the Company has adopted and implemented policies and procedures (“Proxy Voting Policy”) reasonably designed to ensure the Company votes proxies in the best interest of its Clients and address how it will resolve any conflict of interest that may arise when voting proxies. Additionally, the Company will: (i) maintain certain records required to be maintained by the Proxy Voting Rule relating to all voted proxies; (ii) disclose its proxy voting policies and procedures to Clients and upon request providing Clients with a copy of it; and (iii) inform Clients as to how they can obtain information from the Company as to how their securities were voted.

The Company shall vote proxies solicited by or with respect to the issuers of securities in which assets of a Client portfolio are invested, unless: (i) the Client is subject to ERISA and the Advisory Contract between the Company and the Client expressly precludes the voting of proxies by the Company; (ii) the Client is not subject to ERISA and the Client otherwise instructs the Company; or (iii) the Company has responsibility for proxy voting and, in the Company’s judgment, the cost or disadvantages of voting the proxy would exceed the anticipated benefit to the Client. If the Client does not grant direct voting authority to the Company, Clients will not receive information about their proxies from the Company. Instead, Clients will be instructed to receive proxies from their custodian, transfer agent or other third-party service providers such as their proxy service provider.

2.	Primary Consideration in Voting

When the Company votes a Client’s proxy with respect to a specific issuer, a Client’s economic interest as a shareholder of that issuer is the Company’s primary consideration in determining how proxies should be voted. The Company will not consider interests of the Company, other stakeholders of the issuer or interests the Client may have in other capacities. The Company shall vote proxies with the goal of maximizing the value of the securities in Client portfolios.

Generally, the Company votes proposals in accordance with these guidelines but, consistent with its “principles-based” approach to proxy voting, the Company may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, the Company believes that deviating from its stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. The Company will evaluate on a case-by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind the Company’s fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in the Clients’ best interests.

3.	Engagement of Service Provider

The Company may engage one or more independent third-party proxy advisory firms (“Proxy Firm”) to (i) make recommendations to the Company of proxy voting policies for adoption by the Company; (ii) perform research and make recommendations to the Company as to particular shareholder votes being solicited; (iii) perform the administrative tasks of receiving proxies and proxy statements, marking proxies as instructed by the Company and delivering those proxies; (iv) retain proxy voting records and information; and (v) report to the Company on its activities. In no circumstances shall a Proxy Firm have the authority to vote proxies except in accordance with standing or specific instructions given to it by the Company. The Company shall retain final authority and fiduciary responsibility for the voting of proxies.

4.	Proxy Voting Guidelines

The Firm’s proxy voting procedures are designed to ensure that proxies are voted in a manner that is in the best interest of the Client.

The majority of proxy-related issues generally fall within the following five categories:

•	corporate governance
•	takeover defenses
•	compensation plans
•	capital structure
•	social responsibility

The Company’s proxy voting guidelines are both principles-based and rules-based. The Company adheres to a core set of principles that are described in this Proxy Voting Policy and assesses each proxy proposal in light of these principles. The Company’s proxy voting “litmus test” will always be what it views as most likely to maximize long-term shareholder value. The Company believes that the authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, the Company supports strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

The Firm will generally vote in favor of matters that follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management’s accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices.

Generally, the Company will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

Generally, the Company votes in accordance with these guidelines but, consistent with its “principles-based” approach to proxy voting, the Company may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, the Company believes that deviating from its stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. The Company will evaluate on a case-by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind the Company’s fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in the Clients’ best interests.

The proxy voting guidelines provide that the Company will generally vote for or against various proxy proposals, usually based upon certain specified criteria.

As an example, the guidelines provide that the Company will generally vote in favor of proposals to:

•	Repeal existing classified boards and elect directors on an annual basis;
•	Adopt a written majority voting or withhold policy (in situations in which a company has not previously adopted such a policy);
•	Lower supermajority shareholder vote requirements for charter and bylaw amendments;

•	Lower supermajority shareholder vote requirements for mergers and other business combinations;
•	Increase common share authorizations for a stock split;
•	Implement a reverse stock split;
•	Approve an ESOP (employee stock ownership plan) or other broad-based employee stock purchase or ownership plan, or increase authorized shares for existing plans; and
•	Adopt certain social and environmental issues regarding discrimination, disclosures of environmental impact, animal treatment and corporate sustainability, when appropriate.

The proxy voting guidelines also provide that the Company will generally vote against proposals to:

•	Elect director nominees that sit on more than six public company boards, or, if the nominee is a CEO, more than three public company boards;
•	Classify the board of directors;
•	Require that poison pill plans be submitted for shareholder ratification;
•	Adopt dual class exchange offers or dual class recapitalizations;
•	Require a supermajority shareholder vote to approve mergers and other significant business combinations;
•	Require a supermajority shareholder vote to approve charter and bylaw amendments; and
•	Adopt certain social and environmental proposals deemed unwarranted by the company’s board of directors.

In certain circumstances, the guidelines provide that proxy proposals will be addressed on a case-by-case basis, including those regarding executive and director compensation plans, mergers and acquisitions, ratification of poison pill plans, a change in the company’s state of incorporation and an increase in authorized common stock.

For other proposals, the Company shall determine whether a proposal is in the best interests of its Clients to maximize long-term shareholder value and may take into account the following factors, among others:

•	whether the proposal was recommended by management and the Adviser's opinion of management;
•	whether the proposal acts to entrench existing management; and
•	whether the proposal fairly compensates management for past and future performance.

While proxy voting on all issues presented should be considered, voting on all issues is not required. Some issues presented for a proxy vote of security holders are not deemed relevant to the Firm’s voting objective, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on a Client’s investment. Additionally, the Firm may decide that avoiding further expense and investigation and not voting at all on a presented proposal may be in the best interest of a Client. Accordingly, the Firm may abstain from voting in certain circumstances.

5.	Conflicts of Interest

Conflicts of interest involved in a proxy vote shall be addressed though the following three-step process:

i. Identification of all potential conflicts of interest

Examples of potential conflicts of interest include:

•	The Company or an affiliate manages a pension plan, administers Employee benefit plans, or provides brokerage, underwriting, insurance, or banking services to a Company whose management is soliciting proxies;
•	The Company or an affiliate has a substantial business relationship (separate from the Company’s investment strategy) with a portfolio company or a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast;
•	The Company or an affiliate has a business relationship (separate from the Company’s investment strategy) or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships; or
•	An officer or Employee of the Company or an affiliate may have a familial relationship to a portfolio company (e.g. a spouse or other relative who serves as a director of a public company).

ii. Determination of material conflicts

The SEC has not provided any specific guidance as to how an investment adviser should analyze or determine whether a conflict is “material” for purposes of proxy voting. Thus, traditional analysis of questions of materiality under the federal securities laws should be used.

iii. Establishment of procedures to address material conflicts

If a material conflict of interest with respect to a particular vote is encountered, contact the CCO to determine how to vote the proxy consistent with the best interests of a Client and in a manner not affected by any conflicts of interest.

6.	Recordkeeping

Pursuant to Rule 204-2, the Company shall retain the following five types of records relating to proxy voting:

•	Proxy voting policy and procedures;
•	Proxy statements received for Client securities;
•	Records of votes cast on behalf of Clients;
•	Written client requests for proxy voting information and written adviser responses to any client request (whether oral or written) for proxy voting information; and
•	Any documents prepared by the Company that were material to making a proxy voting decision or that memorialized the basis for the decision.

7.	Review

The Company and the CCO shall be responsible for the periodic, but at least annual, review of the Company’s proxy voting policies and procedures to ensure that they have been formulated reasonably and implemented effectively, including whether such policies and procedures continue to be reasonably designed to ensure that proxy votes casts on behalf of Clients is in the best interest of such Clients.

8.	Policy Statement and Requests

The Company shall make a summary of this Proxy Voting Policy available to Clients on at least an annual basis. Such summary will be contained in the Company’s Form ADV Brochure. Additionally, CCO shall work with the Trust CCO, as required or requested, to ensure the Funds disclose in their statements of additional information or on Form N-CSR, as applicable, a summary of this Proxy Voting Policy and the policies and procedures that are used to vote proxies relating to securities held in their portfolios. The Company shall also make the entire Proxy Voting Policy and the Company’s proxy voting records with respect to a Client’s account available to that Client or its representatives for review and discussion upon the Client’s request or as may be required by applicable law. The Company generally will not disclose publicly its past votes, share amounts voted or held or how it intends to vote on behalf of a Client account except as required by applicable law, but may disclose such information to a Client who itself may decide or may be required to make public such information. Upon a request from a person other than a Client for information on the Company’s proxy voting, Company personnel are prohibited from disclosing such information unless otherwise directed to do so by a Client, in which case Company personnel shall direct the requesting party to the CCO who will handle the request.

Questions related to this Proxy Voting Policy, the proxy voting process and/or information regarding how the Company voted proxies relating to a Client’s portfolio of securities may be obtained by Clients, free of charge, by contacting the CCO at (310) 651-8992 or bonar@felicitasgp.com.

APPENDIX B - RATINGS OF INVESTMENTS

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means a time-frame of up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

[1]	A long-term rating can also be used to rate an issue with short maturity.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

The Morningstar DBRS® Ratings Limited (“Morningstar DBRS”) short-term obligation ratings provide Morningstar DBRS’ opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by Morningstar DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events, and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute, or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to “AAA” ratings and ratings below the “CCC” category.

“NR” – Is assigned to an unrated issue of a rated issuer.

The Morningstar DBRS long-term credit ratings provide opinions on risk of default. Morningstar DBRS considers risk of default to be the risk that an issuer will fail to satisfy the financial obligations in accordance with the terms under which a long-term obligation has been issued. The obligations rated in this category typically have a term of one year or longer. All rating categories from AA to CCC contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by Morningstar DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. Morningstar DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

h	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

h	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

For variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt, securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

Morningstar DBRS offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on Morningstar DBRS’ quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. Morningstar DBRS issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. Morningstar DBRS credit ratings are determined by credit rating committees.

APPENDIX C - PREDECESSOR FUND'S FINANCIAL STATEMENTS

[TO BE ADDED BY AMENDMENT]

C-1

PART C: OTHER INFORMATION

Felicitas Income Fund (the “Registrant”)

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

Not Applicable

(2)	Exhibits

(a)(1)	Agreement and Declaration of Trust is filed herewith.

(a)(2)	Certificate of Trust is filed herewith.

(b)	By-Laws is filed herewith.

(c)	Not applicable.

(d)	Refer to Exhibit (a)(1), (b).

(e)	Not applicable.

(f)	Not applicable.

(g)	Form of Investment Management Agreement is filed herewith.

(h)	Not applicable.

(i)	Not applicable.

(j)	Form of Custody Agreement is filed herewith.

(k)(1)	Administration, Fund Accounting and Recordkeeping Agreement is filed herewith.

(k)(2)	Expense Limitation and Reimbursement Agreement to be filed by amendment.

(k)(3)	Platform Management Agreement to be filed by amendment.

(k)(4)	Joint Insured Bond Agreement is filed herewith.

(k)(5)	Joint Liability Insurance Agreement is filed herewith.

(k)(6)	Placement Agent Agreement to be filed by amendment.

(l)	Not applicable.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)(1)	Code of Ethics of Registrant is filed herewith.

(r)(2)	Code of Ethics of Felicitas Global Partners, LLC is filed herewith.

(s)	Not applicable.

(t)	Not applicable.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution

Not applicable.

Item 28. Persons Controlled by or Under Common Control With Registrant

The Board of Trustees of the Registrant is identical or substantially identical to the board of trustees and/or board of managers and/or board of directors of certain other funds. Nonetheless, the Registrant takes the position that it is not under common control with the other funds since the power residing in the respective boards arises as a result of an official position with the respective funds.

Item 29. Number of Holders of Securities

Title of Class	Number of Shareholders*
Shares	[ ]

*	As of [ ], 2026.

Item 30. Indemnification

Sections 8.1-8.5 of Article VIII of the Registrant’s Agreement and Declaration of Trust states:

Section 8.1 Limitation of Liability. Neither a Trustee nor an officer of the Trust, when acting in such capacity, shall be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust, any Trustee or any officer of the Trust. Neither a Trustee nor an officer of the Trust shall be liable for any act or omission in his capacity as Trustee or as an officer of the Trust, or for any act or omission of any other officer or any employee of the Trust or of any other person or party, provided that nothing contained herein or in the Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or the duties of such officer hereunder.

Section 8.2 Indemnification. The Trust shall indemnify each of its Trustees, officers and persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise, and may indemnify any trustee, director or officer of a predecessor organization (each a “Covered Person”), against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and expenses including reasonable accountants’ and counsel fees) reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative, regulatory, or legislative body, in which he may be involved or with which he may be threatened, while as a Covered Person or thereafter, by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of his duties involved in the conduct of such Covered Person’s office (such willful misfeasance, bad faith, gross negligence or reckless disregard being referred to herein as “Disabling Conduct”). Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of (a) an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and (b) any of (i) such Covered Person provides security for such undertaking, (ii) the Trust is insured against losses arising by reason of such payment, or (iii) a majority of a quorum of disinterested, non-party Trustees, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that such Covered Person ultimately will be found entitled to indemnification.

Section 8.3 Indemnification Determinations. Indemnification of a Covered Person pursuant to Section 8.2 shall be made if (a) the court or body before whom the proceeding is brought determines, in a final decision on the merits, that such Covered Person was not liable by reason of Disabling Conduct or (b) in the absence of such a determination, a majority of a quorum of disinterested, non-party Trustees or independent legal counsel in a written opinion make a reasonable determination, based upon a review of the facts, that such Covered Person was not liable by reason of Disabling Conduct.

Section 8.4 Indemnification Not Exclusive. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, “Covered Person” shall include such person’s heirs, executors and administrators, and a “disinterested, non-party Trustee” is a Trustee who is neither an Interested Person of the Trust nor a party to the proceeding in question.

Section 8.5 Shareholders. Each Shareholder of the Trust and each Class shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Class. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay pursuant to terms hereof or by way of subscription for any Shares or otherwise.

In case any Shareholder or former Shareholder of any Class shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Class and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Class to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Class, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Class and satisfy any judgment thereon from the assets of the Class. The indemnification and reimbursement required by the preceding sentence shall be made only out of assets of the one or more Classes whose Shares were held by said Shareholder at the time the act or event occurred that gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust or any Class thereof to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein. Additionally, the Registrant’s various agreements with its service providers contain indemnification provisions.

Item 31. Business and Other Connections of Investment Adviser

Information as to the directors and officers of the Registrant’s investment adviser, Felicitas Global Partners, LLC (the “Adviser”), together with information as to any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each director, executive officer, managing member or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV as filed with the Securities and Exchange Commission (File No. 801-112594), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of (1) the Registrant’s Administrator, (2) the Investment Manager, and/or (3) the Registrant’s counsel. The address of each is as follows:

1.	UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

2.	Felicitas Global Partners, LLC 65 N. Raymond Avenue, Suite 315 Pasadena, CA 91103

3.	Faegre Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

Item 33. Management Services

Not applicable.

Item 34. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pasadena in the State of California on the 14th day of August, 2026.

FELICITAS INCOME FUND

By:	/s/ Bonar Chhay
	Name:	Bonar Chhay
	Title:	President and Principal Executive Officer

Exhibit Index

(a)(1)	Agreement and Declaration of Trust

(a)(2)	Certificate of Trust

(b)	By-Laws

(g)	Form of Investment Management Agreement

(j)	Form of Custody Agreement

(k)(1)	Administration, Fund Accounting and Recordkeeping Agreement

(k)(4)	Joint Insured Bond Agreement

(k)(5)	Joint Liability Insurance Agreement

(r)(1)	Code of Ethics of Registrant

(r)(2)	Code of Ethics of Felicitas Global Partners, LLC